EXHIBIT 1.1
EXECUTION VERSION
13,200,000
ENDURO ROYALTY TRUST
Trust Units of Beneficial Interest
UNDERWRITING AGREEMENT
November 2, 2011
BARCLAYS CAPITAL INC.
745 Seventh Avenue
New York, New York 10019
CITIGROUP GLOBAL MARKETS INC.
388 Greenwich Street
New York, New York, 10013
GOLDMAN, SACHS & CO.
200 West Street,
New York, New York 10282
RBC CAPITAL MARKETS, LLC
Three World Financial Center
200 Vesey Street
New York, New York 10281
WELLS FARGO SECURITIES, LLC
375 Park Avenue
New York, New York 10152
As Representatives of the several
     Underwriters named in Schedule 1 attached hereto,
Ladies and Gentlemen:
          Enduro Resource Partners LLC, a Delaware limited liability company (the “Company”), proposes to sell an aggregate of 13,200,000 trust units (the “Firm Units”) of beneficial interest (the “Trust Units”) of Enduro Royalty Trust, a statutory trust formed under the laws of Delaware (the “Trust”). In addition, the Company proposes to grant the underwriters (the “Underwriters”) named in Schedule 1 attached to this agreement (this “Agreement”) an option to purchase up to an additional 1,980,000 Trust Units on the terms set forth in Section 3 (the “Option Units”). The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.” This is to confirm the agreement concerning the purchase of the Units from the Company by the Underwriters. Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., RBC Capital Markets, LLC and Wells Fargo Securities, LLC are acting as the representatives of the several Underwriters and in such capacity are referred to in this Agreement as the “Representatives.”

          The entire number of Firm Units are divided into two tranches. The first tranche consists of 6,732,000 Firm Units (the “Exchange Units”), which will be purchased from the Company by the Underwriters designated as purchasers of Exchange Units as set out in Schedule 1 (the “Exchange Underwriters”). The second tranche consists of 6,468,000 Firm Units (the “Non-Exchange Units”), which will be purchased from the Company by the Underwriters designated as purchasers of Non-Exchange Units as set out on Schedule 1 (the “Non-Exchange Underwriters”). The second tranche also includes the Directed Trust Units, as defined below. For the avoidance of doubt, the Option Units are not divided into tranches.
          It is understood and agreed by all parties hereto that the Company has caused the formation of the Trust and will convey, or cause to be conveyed, to the Trust a net profits interest (the “Net Profits Interest”) entitling the Trust to receive 80% of the net profits from the sale of production of oil and natural gas attributable to the Company’s interest in certain oil and natural gas properties located in Texas, New Mexico and Louisiana after deduction of all royalties and other burdens on production thereon in exchange for 33,000,000 Trust Units.
          It is further understood and agreed to by all parties hereto that the following transactions have occurred or will occur on or before the Closing Date (as hereinafter defined):
          (a) Pursuant to an Agreement and Plan of Merger to be dated the Closing Date (the “Double Survivor Merger Agreement”), between Enduro Texas LLC (“Enduro Texas” or the “Grantee”), a Texas limited liability company, and Enduro Operating LLC (“Enduro Operating” or the “Grantor”), a Texas limited liability company, a merger (the “Double Survivor Merger”) will occur effective as of the Closing Date pursuant to which (i) the Net Profits Interest will be allocated to and vested in the Grantee and (ii) the other assets and liabilities of the Grantor will be retained by it. In connection with and by way of the Double Survivor Merger, the Grantor will execute and deliver on the Closing Date a conveyance of the Net Profits Interest (the “Conveyance”) in favor of the Grantee effective as of July 1, 2011.
          (b) Immediately following the Double Survivor Merger, pursuant to an Agreement and Plan of Merger to be dated the Closing Date (the “Trust Merger Agreement”), between the Grantee and the Trust, the Grantee will merge with and into the Trust (the “Trust Merger” and, together with the Double Survivor Merger, the “Mergers”) effective as of the Closing Date, with the Trust surviving the Merger, pursuant to which, among other things, the Trustee, acting as trustee of the Trust will be deemed to be the “Grantee” under the Conveyance. In connection with and by way of the Merger, the Grantor, the Grantee and the Trust will enter into a supplement to the Conveyance (the “Conveyance Supplement”).
          (c) The public offering of the Firm Units contemplated hereby will be consummated.
          (d) The Trust Agreement of the Trust by and among the Company, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”) (the “Organizational Trust Agreement”), will be amended and restated (as so amended and restated, the “Trust Agreement”).

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          (e) The Company and the Trust will enter into a registration rights agreement granting registration rights to the Company with respect to the Trust Units it will own after completion of the offering of the Units (the “Registration Rights Agreement”).
          The transactions contemplated above are referred to herein as the “Transactions.” The “Transaction Documents” shall mean the Double Survivor Merger Agreement, the Conveyance, the Trust Merger Agreement, the Conveyance Supplement and the Registration Rights Agreement.
          The “Organizational Documents” shall mean the Organizational Trust Agreement, the Trust Agreement, the Certificate of Trust of the Trust and the Certificate of Formation and the Limited Liability Company Agreement of each of the Company, the Grantor and the Grantee, in each case as amended to date.
          The “Operative Agreements” shall mean the Transaction Documents, the Organizational Trust Agreement and the Trust Agreement.
          It is further understood and agreed to by all parties hereto that approximately 660,000 of the Firm Units (the “Directed Trust Units”) will initially be reserved by the several Underwriters for offer and sale upon the terms and conditions to be set forth in the most recent Preliminary Prospectus (as defined in Section 1) and in accordance with the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to employees of the Company and its subsidiaries and persons having business relationships with the Company and its subsidiaries who have heretofore delivered to Barclays Capital Inc. offers or indications of interest to purchase Firm Units in form satisfactory to Barclays Capital Inc. (such program, the “Directed Unit Program”) and that any allocation of such Firm Units among such persons will be made in accordance with timely directions received by Barclays Capital Inc. from the Company; provided that under no circumstances will Barclays Capital Inc. or any Underwriter be liable to the Trust or the Company or to any such person for any action taken or omitted in good faith in connection with such Directed Unit Program. It is further understood that any Directed Trust Units not affirmatively reconfirmed for purchase by any participant in the Directed Unit Program by 8:00 A.M., New York City time, on the first business day following the date hereof or otherwise not purchased by such persons will be offered by the Underwriters to the public upon the terms and conditions set forth in the Prospectus (as defined in Section 1).
          1. Representations, Warranties and Agreements of the Trust and the Company. Each of the Trust and the Company represents, warrants and agrees that:
     (a) Registration Statement. A registration statement on Form S-1 (File No. 333-174225) relating to the Units has (i) been prepared by the Trust and the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to you as the Representatives. As used in this Agreement:

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     (i) “Applicable Time” means 4:50 p.m. (New York City time) on November 2, 2011;
     (ii) “Effective Date” means the date and time as of which any part of the Registration Statement was declared effective by the Commission;
     (iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or the Trust or used or referred to by the Company or the Trust in connection with the offering of the Units;
     (iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) under the Securities Act;
     (v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule 3 hereto and each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act;
     (vi) “Prospectus” means the final prospectus relating to the Units, as filed with the Commission pursuant to Rule 424(b) under the Securities Act; and
     (vii) “Registration Statement” means such registration statement, as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus, all exhibits to such registration statement and including the information deemed by virtue of Rule 430A under the Securities Act to be part of such registration statement as of the Effective Date.
Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof. Any reference herein to the term “Registration Statement” shall be deemed to include any abbreviated registration statement to register additional Trust Units under Rule 462(b) under the Securities Act (the “Rule 462(b) Registration Statement”).
          (b) No Stop Order. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission.
          (c) Not an “Ineligible Issuer.” The Trust was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Trust, the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Units, is not on the date hereof and will not be on the applicable Delivery Date (as defined in Section 5) an “ineligible issuer” (as

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defined in Rule 405 under the Securities Act).
     (d) Compliance of Registration Statement with Securities Act. The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on the applicable Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder.
     (e) No Material Misstatements or Omissions in Registration Statement. The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company or the Trust through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (f) No Material Misstatements or Omissions in Prospectus. The Prospectus will not, as of its date or as of the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company or the Trust through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (g) No Material Misstatements or Omissions in Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company or the Trust through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f).
     (h) Compliance of Issuer Free Writing Prospectus with Securities Act. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Trust and the Company have complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and the rules and regulations thereunder. Neither the Trust nor the

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Company has made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Trust and the Company have retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder. The Company has taken all actions necessary so that any “road show” (as defined in Rule 433 under the Securities Act) in connection with the offering of the Units will not be required to be filed pursuant to the Securities Act and the rules and regulations thereunder.
     (i) Formation, Due Qualification and Authority of the Trust. The Trust has been duly formed and is validly existing and in good standing as a statutory trust under the Delaware Statutory Trust Act and all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a statutory trust have been made. The Trust is duly registered and qualified to do business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to be so registered or qualified or in good standing could not, in the aggregate, reasonably be expected to (i) have a material adverse effect on the condition (financial or otherwise), results of operations, properties, business or prospects of the Trust or the Underlying Properties (as defined in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus) (a “Material Adverse Effect”), (ii) materially impair the ability of the Trust or the Company to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents or (iii) subject the unitholders of the Trust to any material liability or disability. The Trust has full right, power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus. The Trust does not own or control, directly or indirectly, any corporation, association or other entity.
     (j) Outstanding Trust Units. At the Initial Delivery Date (as defined in Section 5), after giving effect to the Transactions, the Trust will have outstanding 33,000,000 Trust Units; such Trust Units and the beneficial interests in the Trust represented thereby will be duly authorized and validly issued in accordance with the Trust Agreement, and will be fully paid and nonassessable and free from any preemptive or similar rights.
     (k) Conformity of Trust Units to Description in the Registration Statement, the Most Recent Preliminary Prospectus and the Prospectus. The Trust Units conform in all material respects to the descriptions thereof contained in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.
     (l) Legal Proceedings. Except as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Trust or the Company, threatened, to which the Trust is or may be a party or to which the business or assets of the Trust is or may be subject or (ii) no injunction, restraining order or order of any

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nature issued by a federal or state court or foreign court of competent jurisdiction to which the Trust is a party or to which the business or assets of the Trust is subject, that, in the case of clause (i) or (ii) individually or in the aggregate, will result in a Material Adverse Effect or materially impair the ability of the Trust or the Company to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which the Trust is a party.
     (m) Legal Proceedings to be Described or Filed. There are no legal or governmental proceedings pending or, to the knowledge of the Trust or the Company, threatened, against the Trust or to which the Trust or any of its properties or assets are subject, that are required to be described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) but are not described as required.
     (n) Contracts to be Described or Filed. There are no agreements, contracts, indentures, leases or other instruments of the Trust that are required to be described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described in, or filed with, the Registration Statement, the most recent Preliminary Prospectus and the Prospectus as required by the Securities Act.
     (o) No Preemptive Rights, Registration Rights or Options. Except as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, there are no options, warrants, preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any Trust Units or securities convertible into or exchangeable for Trust Units. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Trust Units or securities convertible into or exchangeable for Trust Units.
     (p) Authority and Authorization. The Trust has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The Trust has all requisite power and authority to issue, sell and deliver the Trust Units to the Company in accordance with and upon the terms and conditions set forth in the Trust Agreement, the Registration Statement, the most recent Preliminary Prospectus and the Prospectus. All trust action required to be taken by the Trust or any of its unitholders or the Trustee or the Delaware Trustee for the authorization, issuance, sale and delivery of the Trust Units to the Company, the execution and delivery of the Operative Agreements to which the Trust is a party and the consummation by the Trust of the Transactions and any other transactions contemplated by this Agreement and the Operative Agreements to which the Trust is a party shall have been validly taken by the Trust. The holders of the Trust Units are entitled to the benefits of the Trust Agreement.
     (q) Authorization of the Underwriting Agreement. This Agreement has been duly authorized and validly executed and delivered by the Trust.
     (r) Enforceability of Operative Agreements. Each of the Operative

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Agreements to which the Trust is a party has been or at the Closing will be duly authorized, executed and delivered by the Trust, and is a valid and legally binding agreement of the Trust, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (s) No Consents. No consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Trust or its properties is required in connection with (i) the issuance of the Units by the Trust and sale of the Units by the Company as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (ii) the execution, delivery and performance of this Agreement and the Operative Agreements by the Trust and (iii) the consummation by the Trust of the Transactions or any other transactions contemplated by this Agreement or the Operative Agreements, except (A) for registration of the Trust Units under the Securities Act and consents required under the Exchange Act, and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters, (B) for such consents that have been, or prior to the Initial Delivery Date will be, obtained or made, (C) for such consents that, if not obtained, has not had and would not materially impair the ability of the Trust, the Company, the Grantor or the Grantee to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which it is a party and (D) except as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.
     (t) No Conflicts. None of (i) the issuance of the Units by the Trust and sale of the Units by the Company as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (ii) the execution, delivery and performance of this Agreement or the Operative Agreements by the Trust and (iii) the consummation of the Transactions and any other transactions contemplated by this Agreement and the Operative Agreements, (A) conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, the Organizational Documents of the Trust, (B) conflicts with or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Trust is a party or by which any of its properties may be bound, (C) violates or will violate any statute, law, regulation, ruling or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Trust or its properties in a proceeding to which it or its properties is a party or is bound or (D) results in the creation or imposition of liens, encumbrances, security interests, equities, community property rights, restrictions on transfer, charges or other claims (each, a “Lien”) upon any property or assets of the Trust, except with respect to clauses (B) — (D) for such conflicts, violations, breaches, defaults or Liens that would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of the Trust to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents.

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     (u) No Defaults. The Trust is not (i) in violation of any of its Organizational Documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or any of its properties or assets, or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation in the cases of clause (ii) or (iii) would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of the Trust to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which the Trust is a party.
     (v) Independent Public Accountants. Ernst & Young LLP, who have certified certain financial statements of the Trust (including the related notes thereto) included in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (or any amendment or supplement thereto), is and was during the periods covered by such financial statements, an independent registered public accounting firm with respect to the Trust as required by the Securities Act and the Public Company Accounting Oversight Board.
     (w) Books and Records. The Trust (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with general or specific authorization of management or the Trustee, as applicable, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with general or specific authorization of management or the Trustee, as applicable, and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (x) Disclosure Controls and Procedures. (i) The Trust has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Trust in the reports it will file or submit under the Exchange Act is accumulated and communicated to the Trustee, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
     (y) No Changes in Internal Controls. Since the date of the most recent financial statements of the Trust reviewed or audited by Ernst & Young LLP, (i) the Trust has not been advised of or become aware of (A) any significant deficiencies in the design

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or operation of internal controls that could adversely affect the ability of the Trust to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Trust, and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (z) Sarbanes-Oxley Act of 2002. The Trust has taken all necessary action to ensure that, upon and at all times after the filing of the Registration Statement, the Trust will be in compliance in all material respects with all applicable and effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and the rules of The New York Stock Exchange that are effective and applicable to the Trust.
     (aa) No Changes Since Trust Formation. Since the date the Trust was formed through the date hereof, and except as may otherwise be disclosed in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus, the Trust has not (i) issued or granted any Trust Units or securities exchangeable for or convertible into Trust Units, (ii) incurred any liability or obligation, direct or contingent other than liabilities and obligations that were incurred in the ordinary course of business and except for this Agreement and the Operative Agreements, (iii) entered into any transaction not in the ordinary course of business or (iv) made any distribution on its equity interests.
     (bb) Certain Relationships and Related Transactions. Except as set forth in the Pricing Disclosure Package and the Prospectus, there are no transactions with “affiliates” (as defined in Rule 405 promulgated under the Securities Act) of the Trust or any unitholder of the Trust (whether or not an affiliate) that are required by the Securities Act to be disclosed in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus. Additionally, no relationship, direct or indirect, exists between the Trust, on the one hand, and the Trustee or unitholders of the Trust, on the other hand, that is required by the Securities Act to be disclosed in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus that is not so disclosed.
     (cc) Investment Company Act. The Trust is not, and as of the applicable Delivery Date and, after giving effect to the offer and sale of the Units and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, will not be, an “investment company” or a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an investment company within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.
     (dd) Integration. The Trust has not sold or issued any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

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     (ee) No Brokers. The Trust is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.
     (ff) Stabilization. The Trust has not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Trust in connection with the offering of the Units.
     (gg) Listing. The Units have been approved for listing, subject to official notice of issuance and evidence of satisfactory distribution, on The New York Stock Exchange.
     (hh) Distribution of Offering Materials. The Trust has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Units, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(h) or Section 6(f) and, in connection with the Directed Unit Program, the enrollment materials prepared by Barclays Capital Inc. on behalf of the Trust and the Company.
     (ii) Anti-Corruption. Neither the Trust nor, to the knowledge of the Trust or the Company, any person associated with or acting on behalf of the Trust, has (i) used any trust funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from trust funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
     (jj) Money Laundering Laws. The operations of the Trust are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Trust with respect to the Money Laundering Laws is pending or, to the knowledge of the Trust or the Company, threatened.
     (kk) Office of Foreign Assets Control. Neither the Trust nor, to the knowledge of the Trust or the Company, any trustee, agent, employee or affiliate of the Trust is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).
     (ll) Directed Unit Program. The Trust has not offered, or caused Barclays

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Capital Inc. to offer, Units to any person pursuant to the Directed Unit Program with the specific intent to unlawfully influence (i) a customer or supplier of the Trust or the Company to alter the customer’s or supplier’s level or type of business with the Trust or the Company or (ii) a trade journalist or publication to write or publish favorable information about the Trust or the Company or their respective businesses or assets.
     (mm) Authorization and Qualification of Trustee. The Trustee is a national banking association duly authorized and empowered to act as trustee of the Trust pursuant to the Organizational Trust Agreement and the Trust Agreement.
     (nn) No Consent Needed for Trustee Action. No consent, approval, authorization or filing is required under any law, rule or regulation of the States of Texas, Louisiana or New Mexico or of the United States of America, in order to permit the Trustee to act as trustee of the Trust.
          Any certificate signed by the Trustee and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Trust, as to matters covered thereby, to each Underwriter.
          2. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:
     (a) Not an “Ineligible Issuer.” The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Trust, the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Units, is not on the date hereof and will not be on the applicable Delivery Date (as defined in Section 5) an “ineligible issuer” (as defined in Rule 405 under the Securities Act).
     (b) No Material Misstatements or Omissions in Issuer Free Writing Prospectus. The Pricing Disclosure Package, when taken together with each Issuer Free Writing Prospectus listed in Schedule 4 hereto, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company or the Trust through the Representative by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 10(f). Each Issuer Free Writing Prospectus listed in Schedule 4 hereto does not conflict with the information contained in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus.
     (c) Forward-Looking and Supporting Information. Each of the statements (including the assumptions described therein) included in the Registration Statement and the Pricing Disclosure Package and to be made in the Prospectus (and any supplements thereto) within the coverage of Rule 175(b) under the Securities Act, including (but not

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limited to) any statements with respect to projected results of operations, estimated cash available for distribution and future cash distributions of the Trust, and any statements made in support thereof or related thereto, was made or will be made with a reasonable basis and in good faith.
     (d) Formation, Due Qualification and Authority of the Company and its Subsidiaries. The Company and each of its subsidiaries has been duly formed and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of organization with full power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify would not reasonably be expected to (i) result in a Material Adverse Effect, (ii) materially impair the ability of the Trust or the Company to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents or (iii) subject the unitholders of the Trust to any material liability or disability.
     (e) Ownership of the Units. Immediately prior to any Delivery Date on which the Company is selling Units, the Company will have, good and marketable title to the Units to be sold by the Company hereunder on such Delivery Date, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect thereof, free and clear of all Liens.
     (f) Outstanding Trust Units Held by Company. At the Initial Delivery Date, after giving effect to the Transactions and assuming no exercise of the Underwriters’ over-allotment option, the Company will own 19,800,000 Trust Units free and clear of all Liens.
     (g) Title to the Units. Upon payment for the Units, delivery of such Units, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Units in the name of Cede or such other nominee and the crediting of such Units on the books of DTC to securities accounts of the Underwriters, (i) DTC will acquire good and marketable title to the Units free and clear of all Liens, (ii) DTC shall be a “protected purchaser” of such Units within the meaning of Section 8-303 of the UCC, (iii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Units and (iv) an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against the Underwriters with respect to such security entitlement. For purposes of this representation, the Company may assume that when such payment, delivery and crediting occur, (x) such Units will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Trust’s unit registry in accordance with its organizational documents and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

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     (h) Legal Proceedings to be Described or Filed. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries or to which the Company, any of its subsidiaries or any of their respective properties or assets, including the Subject Interests (as defined in the Conveyance), are subject, that are required to be described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) but are not described as required.
     (i) Contracts to be Described or Filed. There are no agreements, contracts, indentures, leases or other instruments of the Company that are required to be described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described in or filed with the Registration Statement, the most recent Preliminary Prospectus and the Prospectus as required by the Securities Act.
     (j) Authority and Authorization. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder, including the sale of the Trust Units in accordance with and upon the terms and conditions set forth in this Agreement, the Registration Statement, the most recent Preliminary Prospectus and the Prospectus. Each of the Company, the Grantor and the Grantee has all requisite power and authority to enter into the Operative Agreements to which it is a party and to perform its obligations thereunder. At any applicable Delivery Date, all limited liability company action required to be taken by each of the Company, the Grantor, the Grantee or any of its members for the authorization, issuance, sale and delivery of the Trust Units, the execution and delivery of the Operative Agreements to which it is a party and the consummation of the Transactions and any other transactions contemplated by this Agreement and the Operative Agreements to which it is a party shall have been validly taken.
     (k) Authorization of the Underwriting Agreement. This Agreement has been duly authorized and validly executed and delivered by the Company.
     (l) Enforceability of Operative Agreements. Each of the Operative Agreements to which the Company, the Grantor or the Grantee is a party has been duly and validly authorized, executed and delivered by the Company, the Grantor or the Grantee, as applicable, and is a valid and legally binding agreement of the Company, the Grantor or the Grantee, as applicable, enforceable against the Company, the Grantor or the Grantee, as applicable, in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (m) Conveyance and Mergers. (i) Except as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, the Conveyance, when duly executed by the proper officers of the Grantor and delivered by the Grantor to the Grantee, will constitute a fully conveyed and vested interest in real property under the

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laws of each of the States of Texas, Louisiana and New Mexico, and is adequate and sufficient to bargain, sell, grant, convey, transfer, assign, set over, and deliver the Net Profits Interest to the Grantee; the recording of the Conveyance in the real property records in each county where the Subject Interests are located is sufficient to impart notice of the contents thereof, and all subsequent purchasers or creditors of the Grantor will be deemed to purchase with notice of and subject to such Net Profits Interest; the Conveyance and the Net Profits Interest conform in all material respects to the descriptions thereof in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus; the Net Profits Interest is described in the Conveyance in a manner sufficient to identify the interests conveyed under the laws of each of the States of Texas, Louisiana and New Mexico; the Grantee’s net revenue interest with respect to each Subject Well (as defined in the Conveyance) is no less than the net revenue interest set forth on Exhibit C hereto and its working interest with respect to each Subject Well is no greater than the working interest set forth on Exhibit C hereto (except for circumstances which result in a proportionate increase in the Grantee’s corresponding net revenue interest for such Subject Well); the Grantee’s net revenue interest and working interest with respect to each Subject Well is derived from its interest in each Lease (as defined in the Conveyance); as of the Closing Date, any future Subject Well on any Lease would have the same net revenue interest and working interest as the existing Subject Wells on such Lease (subject to increases or reductions proportionate to the Grantee’s contributing interest of the Lease in relation to each spacing unit of any such future Subject Well); (ii) as of the Closing Date, except as set forth on Schedule 5, the Company has not made any election not to participate in any operation proposed to be conducted under any joint operating agreement, or otherwise exercised a right not to consent, or withheld any such consent, with respect to the Subject Interests; and (iii) the Trust Merger is sufficient to cause all of the rights of the Grantee in the Net Profits Interest to vest in the Trust as successor to the Grantee. From and after the Trust Merger, the Trust’s net revenue interest with respect to each Subject Interest will be no less than the net revenue interest set forth on Exhibit C hereto and its working interest with respect to each Subject Interest will be no greater than the working interest set forth on Exhibit C hereto (except for circumstances which result in a proportionate increase in the Trust’s corresponding net revenue interest for such Subject Interest).
     (n) No Consents. No consent of any court, governmental agency or body having jurisdiction over the Company, any of its subsidiaries or its or their properties is required in connection with (i) the issuance of the Units by the Trust and sale of the Units by the Company as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (ii) the execution, delivery and performance of this Agreement and the Operative Agreements by the Trust, the Company, the Grantor or the Grantee and (iii) the consummation by each of the Company, the Grantor and the Grantee of the Transactions or any other transactions contemplated by this Agreement or the Operative Agreements, except (A) for registration of the Trust Units under the Securities Act and consents required under the Exchange Act, and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters, (B) for such consents that have been, or prior to the Initial Delivery Date will be, obtained or made, (C) for such consents that, if not obtained, has not had and would not materially impair the ability of the Trust, the Company, the Grantor or the

15

Grantee to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which it is a party and (D) except as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.
     (o) No Conflicts. None of (i) the issuance of the Units by the Trust and sale of the Units by the Company as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (ii) the execution, delivery and performance of this Agreement or the Operative Agreements by the Trust, the Company, the Grantor or the Grantee and (iii) the consummation of the Transactions and any other transactions contemplated by this Agreement and the Operative Agreements, (A) conflicts with or will conflict with or constitutes or will constitute a breach of, or a default under, the Organizational Documents of the Company or the similar organizational documents of its subsidiaries, (B) conflicts with or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) or a Debt Repayment Triggering Event (as defined below) under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of its or their properties may be bound, (C) violates or will violate any statute, law, regulation, ruling or any order, judgment, decree or injunction of any court or governmental agency or body directed to the Company, any of its subsidiaries or any of its or their properties in a proceeding to which the Company, any of its subsidiaries or its or their properties is a party or is bound or (D) results in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries, except with respect to clauses (B) — (D) for such conflicts, violations, breaches, defaults or Liens that would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of the Trust, the Company, the Grantor or the Grantee to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any debtor.
     (p) No Defaults. The Company and each of its subsidiaries is not (i) in violation of any of its Organizational Documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or any of its properties or assets, or (iii) in breach, default (or an event which, with notice or lapse of time or both, would constitute such a default) or violation in the performance any obligation, agreement, covenant or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it or any of its subsidiaries is a party or by which it, any of its subsidiaries or any of its or their properties may be bound, which breach, default or violation in the cases of clause (ii) or (iii) would not, individually or in the aggregate, have a Material Adverse Effect or materially impair the ability of the Trust, the Company, the Grantor or the Grantee to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents to which the Company, the Grantor or

16

the Grantee is a party.
     (q) Financial Statements. The financial statements of the Company, the Trust, Enduro Resource Partners LLC Predecessor, the Predecessor Underlying Properties, the Samson Permian Basin Assets and the ConocoPhillips Permian Basin Assets (as each term is defined in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus), each together with the related notes, included in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto), present fairly in all material respects the financial condition of the Company, the Trust, Enduro Resource Partners LLC Predecessor, the Predecessor Underlying Properties, the Samson Permian Basin Assets and the ConocoPhillips Permian Basin Assets, respectively, on the basis stated in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply. Such statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States applied consistently throughout the periods involved, except as disclosed therein; and the other financial information relating to the Company set forth in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto) is accurately presented in all material respects and prepared on a basis consistent with such financial statements and the books and records of the Company or the Trust, as applicable. Except as set forth in Section 2(r), no other financial statements or schedules are required to be included in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto).
     (r) Pro Forma Financial Statements. The pro forma financial statements for the Company, the Trust and the Combined Underlying Properties (as defined in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus) included in the most recent Preliminary Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements for the Company, the Trust and the Combined Underlying Properties included in the most recent Preliminary Prospectus. The pro forma financial statements for the Company, the Trust and the Combined Underlying Properties included in the most recent Preliminary Prospectus comply as to form in all material respects with the applicable requirements of Regulation S-X under the Act.
     (s) Independent Public Accountants. Ernst & Young LLP, who have certified certain financial statements of the Company, the Predecessor Underlying Properties, the Samson Permian Basin Assets and the ConocoPhillips Permian Basin Assets (including the related notes thereto), included in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (or any amendment or supplement thereto), is and was during the periods covered by such financial statements, an independent registered public accounting firm with respect to the Company as required by the Securities Act and the Public Company Accounting Oversight Board.

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     (t) Books and Records. The Company (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with general or specific authorization of management, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with general or specific authorization of management, and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (u) Disclosure Controls and Procedures. (i) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Trustee in the reports it will file or submit under the Exchange Act is accumulated and communicated to the Company’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.
     (v) No Changes in Internal Controls. Since the date of the most recent financial statements of the Company and its consolidated subsidiaries reviewed or audited by Ernst & Young LLP, (i) the Company has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (ii) there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (w) Sarbanes-Oxley Act of 2002. There is and has been no failure on the part of the Company and any of the Company’s officers, in their capacities as such, to comply in all respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.
     (x) Environmental Laws. The Company, each of its subsidiaries and, to the knowledge of the Company, any operator of any of the Underlying Properties, (i) is, and at all times prior hereto was, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to the use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or

18

wastes, pollutants or contaminants (“Environmental Laws”) applicable to the Company or such operator, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct its business, and (ii) has not received notice (and does not otherwise have knowledge) of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the most recent Preliminary Prospectus, (x) there are no proceedings that are pending, or known by the Company to be contemplated, against the Company or, to the knowledge of the Company, any operator of the Underlying Properties under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company is not aware of any issues regarding compliance with Environmental Laws by it or any operator of the Underlying Properties, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a Material Adverse Effect and (z) the Company does not anticipate material capital expenditures relating to Environmental Laws.
     (y) Reserve Engineers. Cawley, Gillespie & Associates, Inc. (“Cawley Gillespie”), whose reports appear in the most recent Preliminary Prospectus and who has delivered the letter referred to in Section 9(j) hereof, was, as of the date of such reports, and is, as of the date hereof, an independent petroleum engineer with respect to the Trust and the Company.
     (z) No Labor Disputes. No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent, and, to the knowledge of the Company, no labor disturbance by the employees of any third party operator of any of the Underlying Properties exists or is imminent that could reasonably be expected to have a Material Adverse Effect.
     (aa) Statistical and Market Data. The statistical and market-related data included in the most recent Preliminary Prospectus are based on or derived from sources that the Trust and the Company each believe to be reliable and accurate in all material respects.
     (bb) Transfer Taxes. On the Initial Delivery Date and any Option Units Delivery Date, as the case may be, all transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Trust or sale by the Company of the Units will have been fully paid by the Company.
     (cc) No Material Changes. Except as disclosed in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (or any amendment or

19

supplement thereto), since the respective dates as of which information is given in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (i) none of the Company or any of its subsidiaries have incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any transaction that is not in the ordinary course of business, (ii) none of the Company or any of its subsidiaries have sustained any material loss or interference with its business or properties (including the Underlying Properties) from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (iii) none of the Company or any of its subsidiaries are in default under the terms of any class of membership interest of the Company or any of its subsidiaries or any outstanding debt obligations, (iv) there has not been any material change in the indebtedness of the Company or any of its subsidiaries (other than in the ordinary course of business) and (v) there has not been any material adverse change, or any development involving or that had or will have a Material Adverse Effect, in the condition (financial or otherwise), business, properties, prospects, net worth or result of operations of the Company and its subsidiaries, taken as a whole, or the Underlying Properties.
     (dd) Reserve Reports. The information supplied by the Company to Cawley Gillespie for purposes of preparing the reserve reports and estimates of the Underlying Properties and the Net Profits Interest and preparing the letters (the “Reserve Report Letters”) of Cawley Gillespie, including, without limitation, production volumes, sales prices for production costs of operation and development, and working interest and net revenue information relating to ownership interests in the Net Profits Interest and the Underlying Properties, was true and correct in all material respects on the date supplied and such information was supplied and was prepared in accordance with customary industry practices; and estimates of such reserves and present values as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus and reflected in the Reserve Report Letters comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.
     (ee) Title to the Underlying Properties. The Grantor, as of the Initial Delivery Date, will have good and defensible title to the Subject Interests, free and clear of all Liens except (i) those described in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus; (ii) royalties and other burdens and obligations, expressed and implied, under oil and gas leases; (iii) overriding royalties, production payments and similar interests and other burdens created by the Grantor or its predecessors in title; (iv) contractual obligations arising under operating agreements, farm-out agreements and other agreements that may affect the properties or their titles of a type and nature customary in the oil and gas industry; (v) liens that arise in the normal course of operations, such as those for unpaid taxes, statutory liens securing unpaid suppliers and contractors and contractual liens under operating agreements to secure payments of all amounts that are not yet delinquent or, if delinquent are being contested in good faith by appropriate proceedings; (vi) pooling, unitization and communalization agreements, declarations and orders; (vii) easements, restrictions, rights-of-way and other matters that commonly affect property; (viii) conventional rights of reassignment that obligate the Grantor to reassign all or part of any Subject Interest to a third party if the Grantor intends to release or abandon each interest before the termination of such interest; and (ix) rights reserved to or vested in

20

appropriate governmental agencies or authorities to control or regulate the Subject Interests and the Net Profits Interest therein; none of which in the aggregate materially adversely affect the value of the Subject Interests and do not materially interfere with the Net Profits Interest or the use made and proposed to be made of such property by the Grantor. All contracts, agreements or underlying leases, which comprise a portion of the Subject Interests and which individually or in the aggregate are material to the Subject Interests, are in full force and effect, the Grantor has paid all rents and other charges to the extent due and payable thereunder, is not in default under any of such underlying contracts, agreements or leases, has received no notice of default from any other party thereto and knows of no material default by any other party thereto. The working interests in oil, gas and mineral leases or mineral interests that constitute a portion of the Subject Interests held by the Grantor reflect in all material respects the right of the Grantor to explore or receive production from such Subject Interests and the care taken by the Grantor with respect to acquiring or otherwise procuring such leases or mineral interests was generally consistent with standard industry practices for acquiring or procuring leases and interests therein to explore such for hydrocarbons. Upon recordation and filing of the Conveyance, the Conveyance Supplement and Certificates of Merger for the Double Survivor Merger and the Trust Merger, the Trust will have good and defensible title to the Net Profits Interest, free and clear of all liens, encumbrances and defects, except Permitted Encumbrances (as defined in the Conveyance). To the knowledge of the Company, there are no Prior Reversionary Interests (as defined in the Conveyance) in the Subject Interests.
     (ff) Rights-of-way. The Grantor has such easements or rights-of-way from each person (collectively, “rights-of-way”) as are necessary for the Company and the Grantor to conduct the Company’s business in the manner described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, except for such rights-of-way that, if not obtained, could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; the Grantor has fulfilled and performed all its material obligations with respect to such rights-of-way, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the Grantor with respect to such rights-of-way, except for such revocations, terminations and impairments that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and none of such rights-of-way contains any restriction that is materially burdensome to the Grantor.
     (gg) Permits. The Company and each of its subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals, consents or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their properties and conduct their businesses in the manner described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the Company and its subsidiaries has fulfilled and performed all of its obligations with respect to the Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not reasonably be expected to have a Material Adverse Effect.

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     (hh) Insurance. The Company and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company and its subsidiaries are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.
     (ii) Certain Relationships and Related Transactions. Except as set forth in the Pricing Disclosure Package and the Prospectus, there are no transactions with “affiliates” (as defined in Rule 405 promulgated under the Securities Act) of the Company or any member of the Company (whether or not an affiliate) that are required by the Securities Act to be disclosed in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus. Additionally, no relationship, direct or indirect, exists between the Company, on the one hand, and the members of the Company, on the other hand, that is required by the Securities Act to be disclosed in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus that is not so disclosed.
     (jj) Investment Company Act. The Company is not, and as of the applicable Delivery Date and, after giving effect to the offer and sale of the Units and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, will not be, an “investment company” or controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an investment company within the meaning of such term under the Investment Company Act, and the rules and regulations of the Commission thereunder.
     (kk) Legal Proceedings. Except as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect or could, in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or others.
     (ll) ERISA. Other than with respect to items that would not reasonably be expected to have a Material Adverse Effect, (i) each “employee benefit plan” (within the

22

meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), and (D) neither the Company nor any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.
     (mm) Tax Returns. (i) The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, other than returns as to which the failure to file, individually or in the aggregate, would not have a Material Adverse Effect and subject to permitted extensions, (ii) the Company has paid all taxes due thereon, other than taxes being challenged in good faith by the Company and (iii) no tax deficiency has been determined adversely to the Company that could, nor does the Company have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect, except those that are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles.
     (nn) No Brokers. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.
     (oo) Stabilization. The Company has not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Trust in connection with the offering of the Units.
     (pp) Distribution of Offering Materials. Neither the Company nor any person acting on behalf of the Company has distributed and, prior to the later to occur of any

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Delivery Date and completion of the distribution of the Units, will not distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, and any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 6(f) and, in connection with the Directed Unit Program, the enrollment materials prepared by Barclays Capital Inc. on behalf of the Trust and the Company.
     (qq) Anti-Corruption. Neither the Company nor, to the knowledge of the Company, any person associated with or acting on behalf of the Company, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
     (rr) Money-Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
     (ss) Office of Foreign Assets Control. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by OFAC; and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (tt) Directed Unit Program. The Company has not offered, or caused Barclays Capital Inc. to offer, Units to any person pursuant to the Directed Unit Program with the specific intent to unlawfully influence (i) a customer or supplier of the Trust or the Company to alter the customer’s or supplier’s level or type of business with the Trust or the Company or (ii) a trade journalist or publication to write or publish favorable information about the Trust or the Company, their respective businesses or assets.
     (uu) No Material Non-Public Information. The Company is not prompted to sell the Units by any information concerning the Trust that is not set forth in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.
     (vv) Lock-up Agreements. The Company has procured letters, substantially in the form of Exhibit A-1 hereto (the “Lock-Up Agreements”), of each officer, director and member of the Company set forth on Schedule 2 hereto.
     (ww) No Restrictions on Payments. The Company is not currently prohibited,

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directly or indirectly, from making any payments on account of the Net Profits Interest to the Trust.
     (xx) Solvency. Immediately after the Closing Date, the Company (after giving effect to the Conveyance and the other transactions contemplated hereby) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Company is not less than the total amount required to pay the probable liabilities of the Company on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Company is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) the Company is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Company is engaged and (v) the Company is not a defendant in any civil action that would result in a judgment that the Company would become unable to satisfy. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
     (yy) Preferential Rights and Consents. None of (i) the issuance of the Units by the Trust and sale of the Units by the Company as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (ii) the execution, delivery and performance of this Agreement and the Operative Agreements by the Trust, the Company, the Grantor and the Grantee and (iii) the consummation by the Trust, the Company, the Grantor or the Grantee of the Transactions or any other transactions contemplated by this Agreement or the Operative Agreements is subject to any third party preferential purchase rights, rights of first refusal, or similar rights with respect to the Subject Interests.
     (zz) Effectiveness of Mergers. Prior to the Initial Delivery Date, the Double Survivor Merger and the Trust Merger will be effective under the Texas Business Organizations Code (the “TBOC”).
     (aaa) Authorization and Qualification of Delaware Trustee. The Delaware Trustee is a Delaware banking corporation duly authorized and empowered to act as Delaware trustee of the Trust pursuant to the Organizational Trust Agreement and the Trust Agreement.
     (bbb) Private Placement. The sale and issuance of the 33,000,000 Trust Units to the Company pursuant to the Conveyance is exempt from the registration requirements of the Securities Act and securities laws of any state having jurisdiction with respect thereto, and neither the Trust nor the Company has taken or will take any action that would cause the loss of such exemption. The Company has not sold any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act or the interpretations thereof by the Commission.

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          Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.
          3. Purchase of the Units by the Underwriters.
     (a) Purchase of the Exchange Units. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell the Exchange Units to the Exchange Underwriters, and each of the Exchange Underwriters, severally and not jointly, agrees to purchase the number of Exchange Units set forth opposite that Exchange Underwriter’s name in Schedule 1 hereto. The Company shall be permitted to assign the rights (but not its obligations) with respect to the sale of the Exchange Units to a “qualified intermediary” (as defined in Treasury Regulation 1.1031(k)-1(g)(4)). The respective purchase obligations of the Exchange Underwriters listed in this Section 3(a) with respect to the Exchange Units shall be rounded among the Exchange Underwriters to avoid fractional units, as the Representatives may determine.
     (b) Purchase of the Non-Exchange Units. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell the Non-Exchange Units to the Non-Exchange Underwriters, and each of the Non-Exchange Underwriters, severally and not jointly, agrees to purchase the number of Non-Exchange Units set forth opposite that Non-Exchange Underwriter’s name in Schedule 1 hereto. For the avoidance of doubt, the Company shall not be permitted to assign its rights with respect to the sale of the Non-Exchange Units to a qualified intermediary. The respective purchase obligations of the Non-Exchange Underwriters listed in this Section 3(b) with respect to the Non-Exchange Units shall be rounded among the Non-Exchange Underwriters to avoid fractional units, as the Representatives may determine.
     (c) Purchase of the Option Units. In addition, the Company grants to the Underwriters an option to purchase up to 1,980,000 Option Units. Such option is exercisable in the event that the Underwriters sell more than the number of Firm Units in the offering and as set forth in Section 5 hereof. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Units (subject to such adjustments to eliminate fractional units as the Representatives may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule 1 hereto opposite the name of such Underwriter bears to the total number Firm Units. For the avoidance of doubt, the Company shall not be permitted to assign its rights with respect to the sale of the Option Units to a qualified intermediary.
     The purchase price payable by the Underwriters for both the Firm Units and any Option Units purchased by the Underwriters shall be $20.625 per unit

26

less an amount equal to any distributions declared by the Trust and payable on each Firm Unit but not on each Option Unit.
     The Company is not obligated to deliver any of the Firm Units or Option Units to be delivered on the applicable Delivery Date, except upon payment for all such Trust Units to be purchased on such Delivery Date as provided herein.
          4. Offering of Units by the Underwriters. Upon authorization by the Representatives of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions to be set forth in the Prospectus.
          The Company agrees to pay all fees and disbursements incurred by the Underwriters in connection with the Directed Unit Program and any stamp duties or other taxes incurred by the Underwriters in connection with the Directed Unit Program.
          5. Delivery of and Payment for the Units.
     (a) Delivery of and Payment for the Exchange Units. Delivery of and payment for the Exchange Units shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Trust. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Exchange Units shall be made to the Representatives for the account of each Exchange Underwriter against payment by the several Exchange Underwriters through the Representatives and of the respective aggregate purchase prices of the Exchange Units being sold by the Company to or upon the order of the Company of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Exchange Underwriter hereunder. The Company shall deliver the Exchange Units through the facilities of DTC unless the Representatives shall otherwise instruct.
     (b) Delivery of and Payment for the Non-Exchange Units. Delivery of and payment for the Non-Exchange Units shall be made at the Initial Delivery Date. Delivery of the Non-Exchange Units shall be made to the Representatives for the account of each Non-Exchange Underwriter against payment by the several Non-Exchange Underwriters through the Representatives and of the respective aggregate purchase prices of the Non-Exchange Units being sold by the Company to or upon the order of the Company of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Non-Exchange Underwriter hereunder. The Company shall deliver the Non-Exchange Units through the facilities of DTC unless the Representatives shall otherwise instruct.
     (c) Delivery of and Payment for the Option Units. The option granted in

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Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Company by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 3 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time any Option Units are delivered is sometimes referred to as an “Option Units Delivery Date,” and the Initial Delivery Date and any Option Units Delivery Date are sometimes each referred to as a “Delivery Date.”
     Delivery of the Option Units by the Company and payment for the Option Units by the several Underwriters through the Representatives shall be made at 10:00 A.M., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representatives and the Company. On the Option Units Delivery Date, the Company shall deliver or cause to be delivered the Option Units to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Option Units being sold by the Company to or upon the order of the Company of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Company shall deliver the Option Units through the facilities of DTC unless the Representatives shall otherwise instruct.
          6. Further Agreements of the Parties. Each of the Trust and the Company severally agrees:
     (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the

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Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;
     (b) To furnish promptly to the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;
     (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (C) each Issuer Free Writing Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon its request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;
     (d) To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Trust, the Company or the Representatives, be required by the Securities Act or requested by the Commission;
     (e) Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;
     (f) Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives;
     (g) To comply with all applicable requirements of Rule 433 under the

29

Securities Act with respect to any Issuer Free Writing Prospectus. If at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;
     (h) As soon as practicable after the Effective Date (it being understood that the Trust shall have until at least 410 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 455 days after the end of the Trust’s current fiscal quarter), to make generally available to the Trust’s security holders and to deliver to the Representatives an earnings statement of the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Trust, Rule 158);
     (i) To cooperate with the Representatives and counsel for the Underwriters in connection with the registration or qualification of the Units for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably designate and to file such consents to service of process or other documents as may be reasonably necessary in order to effect and maintain such registration or qualification for so long as required to complete the distribution of the Units; provided that in no event shall the Company or the Trust be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in suits, other than those arising out of the offering or sale of the Units, as contemplated by this Agreement and the Prospectus, in any jurisdiction where it is not now so subject. In the event that the qualification of the Units in any jurisdiction is suspended, the Company and the Trust shall so advise you promptly in writing;
     (j) For a period commencing on the date hereof and ending on the 180th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Trust Units (including, without limitation, Trust Units that may be deemed to be beneficially owned by the Company in accordance with the rules and regulations of the Commission and Trust Units that may be issued upon exercise of any options or warrants) or securities convertible into or exchangeable for Trust Units, or sell or grant options, rights or warrants with respect to any Trust Units or securities convertible into, exercisable or exchangeable for Trust Units (other than the offer and sale of the Firm Units and the Option Units and other than a pledge of the

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Company’s Trust Units under the Credit Agreement dated December 1, 2010, among the Company, each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer, as amended, provided that the Company will agree not to acquire any oil or natural gas properties for consideration exceeding $10 million, either individually or in the aggregate, for a period of 90 days after the date of the Prospectus), (B) enter into any swap or other derivative transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of such Trust Units, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Trust Units or other securities, in cash or otherwise, (C) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Trust Units or securities convertible, exercisable or exchangeable into Trust Units or any other securities of the Trust or (D) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Barclays Capital Inc., on behalf of the Underwriters, and to furnish or cause to be furnished to the Representatives, prior to the Initial Delivery Date, each of the Lock-Up Agreements; notwithstanding the foregoing, if (x) during the last 17 days of the Lock-Up Period, the Trust issues an earnings release or material news or a material event relating to the Trust occurs or (y) prior to the expiration of the Lock-Up Period, the Trust announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed in this paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Barclays Capital Inc. on behalf of the Underwriters, agrees not to require such extension in writing;
     (k) In the case of the Company, to apply the net proceeds from the sale of the Units being sold by the Company substantially in accordance with the description as set forth in the Prospectus under the caption “Use of Proceeds”;
     (l) In the case of the Trust, to file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Securities Act;
     (m) If the Trust and the Company elect to rely upon Rule 462(b) under the Securities Act, to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing pay the Commission the filing fee for the Rule 462(b) Registration Statement;
     (n) In connection with the Directed Unit Program, the Company shall ensure that any of the officers or managers of the Company that are Directed Trust Units Participants will be restricted from sale, transfer, assignment, pledge or hypothecation to the same extent as sales and dispositions of Trust Units by the Company are restricted pursuant to Section 6(j). At the request of Barclays Capital Inc., the Trust will direct the transfer agent to place stop transfer restrictions upon such securities held by such individuals for such period of time as is consistent with Section 6(j);
     (o) None of the Trust, the Company nor any of their affiliates will take,

31

directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Trust in connection with the offering of the Units; and
     (p) To do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Units.
          7. Further Agreements of the Company. The Company agrees that:
     (a) Not more than seven days following the Closing Date, it will (i) record the Conveyance, the Conveyance Supplement and, in Louisiana, extracts of the Amended and Restated Trust Agreement in the Recorder of Deeds in the Register and Recorder’s Offices of the Texas and New Mexico counties and the Office of the Clerk of Court in the Louisiana parishes where the Subject Interests are located and (ii) record the Certificates of Merger for the Double Survivor Merger and the Trust Merger in the appropriate public offices of the States of Texas, Louisiana and New Mexico, to the extent such recordation is required. The Company will provide to the Underwriters evidence of such filings reasonably satisfactory to counsel for the Underwriters as promptly as practicable following the time of such filings, and in any event not more than sixty days following the Closing Date;
     (b) Neither the Company nor any person acting on behalf of the Company (other than, if applicable, the Trust and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act), relating to the Units;
     (c) To deliver to the Representatives prior to the Initial Delivery Date a properly completed and executed United States Treasury Department Form W-9.
          8. Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all expenses, costs, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) any required review by the FINRA of the terms of sale of the Units, but not including related fees and expenses of counsel to the Underwriters related to such review; (f) the listing of the Units on The New York Stock Exchange; (g) the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) the offer and sale of the Units by the Underwriters in connection with the Directed Unit Program,

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including the fees and disbursements of counsel to the Underwriters related thereto, the costs and expenses of preparation, printing and distribution of the Directed Unit Program material and all stamp duties or other taxes incurred by the Underwriters in connection with the Directed Unit Program; (i) the investor presentations on any “road show” undertaken in connection with the marketing of the Units, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the Trust and the Company and half of the cost of any aircraft chartered in connection with the road show; and (j) all other costs and expenses incident to the performance of the obligations of the Trust and the Company under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Units which they may sell and the expenses of advertising any offering of the Units made by the Underwriters.
          9. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Trust and the Company contained herein, to the performance by the Trust and the Company of their respective obligations hereunder, and to each of the following additional terms and conditions:
     (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); the Trust and the Company each shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with. If the Trust and the Company have elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement.
     (b) No Underwriter shall have discovered and disclosed to the Trust or the Company on or prior to such Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.
     (c) All limited liability company and trust proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Trust and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

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     (d) Latham & Watkins LLP shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-1A and its written opinion regarding certain tax matters, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-1B.
     (e) Gordon, Arata, McCollam, Duplantis & Eagan, LLC, shall have furnished to the Representatives its written opinion, as Louisiana counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-2.
     (f) Hinkle, Hensley, Shanor & Martin, L.L.P., shall have furnished to the Representatives its written opinion, as New Mexico counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-3.
     (g) Richards, Layton & Finger, P.A. shall have furnished to the Representatives its written opinion, as special Delaware counsel to the Trust, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-4.
     (h) Bracewell & Giuliani LLP shall have furnished to the Representatives its written opinion, as counsel to the Trustee, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-5.
     (i) The Representatives shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance of the Units by the Trust and sale of the Units by the Company, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Trust and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.
     (j) At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent

34

Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.
     (k) With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Representatives a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.
     (l) At the time of execution of this Agreement, the Representatives shall have received from Cawley Gillespie an initial letter (the “initial expert letter”), in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof and a subsequent letter dated as of the Delivery Date, which such letter shall cover the period from any initial expert letter to the Delivery Date, stating the conclusions and findings of such firm with respect to oil and gas reserves of the Underlying Properties and Net Profits Interest as is customary to underwriters in connection with registered public offerings.
     (m) The Trust shall have furnished to the Representatives a certificate, dated such Delivery Date, of the Trust as to such matters as the Representatives may reasonably request, including, without limitation, a statement that:
     (i) The Trustee is a national banking association authorized and empowered to act as trustee of the Trust pursuant to the Trust Agreement, and no consent, approval, authorization or filing is required under any law, rule or regulation of the State of Delaware or of the United States of America in order to permit the Trustee to act as trustee of the Trust;
     (ii) The Trust has 33,000,000 Trust Units outstanding;
     (iii) The representations, warranties and agreements of the Trust in Section 1 are true and correct on and as of such Delivery Date, and the Trust has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

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     (iv) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of the Trust, threatened; and
     (v) The Trust has examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in its opinion, (i) (A) the Registration Statement, as of the Effective Date, (B) the Prospectus, as of its date and on the applicable Delivery Date, and (C) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (ii) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.
     (n) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of the Company’s Chief Executive Officer and Chief Financial Officer as to such matters as the Representatives may reasonably request, including, without limitation, a statement that:
     (i) The representations, warranties and agreements of the Company in Section 1 and Section 2 are true and correct on and as of such Delivery Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;
     (ii) No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such persons, threatened; and
     (iii) They have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (i) (A) the Registration Statement, as of the Effective Date, (B) the Prospectus, as of its date and on the applicable Delivery Date, and (C) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (ii) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.
     (o) None of the Trust, the Underlying Properties or the Company or any of its subsidiaries shall have sustained, since the date of the latest audited financial statements

36

included in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date there shall not have been any change in the capitalization or long-term debt of the Trust or the Company or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, properties, business or prospects of the Trust or the Company, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.
     (p) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on The New York Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market or in the over-the-counter market, or trading in Trust Units on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement and clearance of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.
     (q) The New York Stock Exchange shall have approved the Units for listing, subject only to official notice of issuance and evidence of satisfactory distribution.
     (r) The Lock-Up Agreements between the Representatives and the officers, directors and stockholders of the Company set forth on Schedule 2, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.
     (s) On or prior to each Delivery Date, the Trust and the Company shall have furnished to the Underwriters such further certificates and documents as the Representatives may reasonably request.
     (t) Counsel to the Underwriters shall have received evidence to its reasonable satisfaction that the Double Survivor Merger is effective under the TBOC.

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     (u) Counsel to the Underwriters shall have received evidence to its reasonable satisfaction that the Trust Merger is effective under the TBOC and the Delaware Statutory Trust Act.
          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
          10. Indemnification and Contribution.
     (a) The Company and the Trust each hereby agrees to indemnify and hold harmless each Underwriter, its directors, officers, employees, agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and any “affiliate” (within the meaning of Rule 405 under the Securities Act) of such Underwriter participating in the offering of the Units, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, affiliate, director, officer, employee, agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by such Underwriter with the prior consent of the Trust and the Company (any such issuer information with respect to whose use the Trust and the Company has given its consent, “Permitted Issuer Information”), (D) any materials or information provided to investors by, or with the approval of, the Trust and the Company in connection with the marketing of the offering of the Units, including any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (“Marketing Materials”) or (E) any Blue Sky application or other document prepared or executed by the Company or the Trust (or based upon any written information furnished by the Company or the Trust for use therein) specifically for the purpose of qualifying any or all of the Units under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto or in any Permitted Issuer Information, Marketing Materials or any Blue Sky Application, in light of the circumstances under which they were made) not misleading, and shall reimburse each Underwriter and each such affiliate, director, officer, employee, agent or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, affiliate, director,

38

officer, employee, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor the Trust shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company or the Trust through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 10(f). The foregoing indemnity agreement is in addition to any liability which the Company or the Trust may otherwise have to any Underwriter or to any affiliate, director, officer, employee, agent or controlling person of that Underwriter.
     (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Trust, the Company, their respective trustees, directors, officers and employees, and each person, if any, who controls the Trust or the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Trust, the Company or any such trustee, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement thereto or in any Permitted Issuer Information, Marketing Materials or Blue Sky Application, in light of the circumstances under which they were made) not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company or the Trust through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 10(f). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Trust, the Company or any such trustee, director, officer, employee or controlling person.
     (c) Promptly after receipt by an indemnified party under this Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10,

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notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective trustees, directors, officers, employees, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 10 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its trustees, directors, officers, employees, agents and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective trustees, directors, officers, employees, agents or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.
          (d) Notwithstanding the foregoing, the Trust shall not be obligated to make

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any payments to an indemnified party under this Section 10 until the earlier to occur of the following: (a) with respect to a final, nonappealable judgment of a court of competent jurisdiction or a settlement agreement, the Company has not paid such indemnified party the amount owed within 30 days of the due date under such judgment or settlement, (ii) with respect to expenses, the Company has not paid such indemnified party the amount owed within 30 days of submission by the indemnified party for reimbursement of such expenses or (iii) the Company shall become the subject of any bankruptcy or insolvency proceedings or publicly declares its inability to pay its debts as they become due.
     (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b), or 10(g) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Trust, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Trust, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Trust, the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10(e) shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), in no event shall an Underwriter be required to contribute any amount in excess of the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Units exceeds the amount of any damages

41

that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 10(e) are several in proportion to their respective underwriting obligations and not joint.
     (f) The Underwriters severally confirm and the Trust and the Company acknowledge and agree that (i) the second paragraph under “Commissions and Expenses” and (ii) paragraphs under “Stabilization, Short Positions and Penalty Bids,” each under the caption “Underwriting” in the most recent Preliminary Prospectus and Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials.
     (g) The Trust and the Company shall indemnify and hold harmless Barclays Capital Inc. (including its affiliates, directors, officers, employees and agents) and each person, if any, who controls Barclays Capital Inc. within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (“Barclays Entities”), from and against any loss, claim, damage or liability or any action in respect thereof to which any of the Barclays Entities may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action (i) arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the approval of the Trust or the Company for distribution to Directed Unit Participants in connection with the Directed Unit Program or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) arises out of, or is based upon, the failure of the Directed Unit Participant to pay for and accept delivery of Directed Trust Units that the Directed Unit Participant agreed to purchase or (iii) is otherwise related to the Directed Unit Program; provided that neither the Trust nor the Company shall be liable under this clause (iii) for any loss, claim, damage, liability or action that is determined in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Barclays Entities. The Company shall reimburse the Barclays Entities promptly upon demand for any legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.
          11. Defaulting Underwriters.
               (a) Defaulting Exchange Underwriters.
          (i) If, on any Delivery Date, any Exchange Underwriter defaults in its obligations to purchase the Exchange Units that it has

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agreed to purchase under this Agreement, the remaining non-defaulting Exchange Underwriters may in their discretion arrange for the purchase of such Exchange Units by the non-defaulting Exchange Underwriters or other persons satisfactory to the Trust and the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Exchange Underwriter, the non-defaulting Exchange Underwriters do not arrange for the purchase of such Exchange Units, then the Trust and the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Exchange Underwriters to purchase such Exchange Units on such terms. In the event that within the respective prescribed periods, the non-defaulting Exchange Underwriters notify the Trust and the Company that they have so arranged for the purchase of such Exchange Units, or the Trust and the Company notifies the non-defaulting Exchange Underwriters that they have so arranged for the purchase of such Exchange Units, either the non-defaulting Exchange Underwriters or the Company may postpone such Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Trust, counsel for the Company or counsel for the Exchange Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Trust and the Company agree to promptly prepare any amendment or supplement to the Registration Statement, the Prospectus or in any such other document or arrangement that effects any such changes. As used in this Agreement, the terms “Underwriter” and “Exchange Underwriter” include, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 11, purchases Exchange Units that a defaulting Exchange Underwriter agreed but failed to purchase.
     (ii) If, after giving effect to any arrangements for the purchase of the Exchange Units of a defaulting Exchange Underwriter or Exchange Underwriters by the non-defaulting Exchange Underwriters and the Trust and the Company as provided in paragraph (a)(i) above, the total number of Exchange Units that remains unpurchased does not exceed one-eleventh of the total number of all the Exchange Units, then the Trust and the Company shall have the right to require each non-defaulting Exchange Underwriter to purchase the total number of Exchange Units that such Exchange Underwriter agreed to purchase hereunder plus such Exchange Underwriter’s pro rata share (based on the total number of Exchange Units that such Exchange Underwriter agreed to purchase hereunder) of the Exchange Units of such defaulting Exchange Underwriter or Exchange Underwriters for which such arrangements have not been made; provided that the non-defaulting Exchange Underwriters shall not be obligated to purchase more than 110% of the total number of Exchange Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 3.

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     (iii) If, after giving effect to any arrangements for the purchase of the Exchange Units of a defaulting Exchange Underwriter or Exchange Underwriters by the non-defaulting Exchange Underwriters and the Trust and the Company as provided in paragraph (a)(i) above, the total number of shares of Exchange Units that remains unpurchased exceeds one-eleventh of the total number of Exchange Units, or if the Trust and the Company shall not exercise the right described in paragraph (a)(ii) above, then this Agreement shall terminate without liability on the part of the non-defaulting Exchange Underwriters or the non-defaulting Non-Exchange Underwriters. Any termination of this Agreement pursuant to this Section 11(a) shall be without liability on the part of the Trust or the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Sections 8 and 13 and except that the provisions of Section 10 shall not terminate and shall remain in effect.
     (iv) Nothing contained herein shall relieve a defaulting Exchange Underwriter of any liability it may have to the Company or any non-defaulting Exchange Underwriter for damages caused by its default.
             (b) Defaulting Non-Exchange Underwriters.
     (i) If, on any Delivery Date, any Non-Exchange Underwriter defaults in its obligations to purchase the Non-Exchange Units that it has agreed to purchase under this Agreement, the remaining non-defaulting Non-Exchange Underwriters may in their discretion arrange for the purchase of such Non-Exchange Units by the non-defaulting Non-Exchange Underwriters or other persons satisfactory to the Trust and the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Non-Exchange Underwriter, the non-defaulting Non-Exchange Underwriters do not arrange for the purchase of such Non-Exchange Units, then the Trust and the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Non-Exchange Underwriters to purchase such Non-Exchange Units on such terms. In the event that within the respective prescribed periods, the non-defaulting Non-Exchange Underwriters notify the Trust and the Company that they have so arranged for the purchase of such Non-Exchange Units, or the Trust and the Company notifies the non-defaulting Non-Exchange Underwriters that they have so arranged for the purchase of such Non-Exchange Units, either the non-defaulting Non-Exchange Underwriters or the Company may postpone such Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Trust, counsel for the Company or counsel for the Non-Exchange Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Trust and the Company agree to promptly prepare any amendment or supplement to the Registration Statement, the Prospectus or in any such other document or arrangement

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that effects any such changes. As used in this Agreement, the terms “Underwriter” and “Non-Exchange Underwriter” include, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 11, purchases Non-Exchange Units that a defaulting Non-Exchange Underwriter agreed but failed to purchase.
     (ii) If, after giving effect to any arrangements for the purchase of the Non-Exchange Units of a defaulting Non-Exchange Underwriter or Non-Exchange Underwriters by the non-defaulting Non-Exchange Underwriters and the Trust and the Company as provided in paragraph (b)(i) above, the total number of Non-Exchange Units that remains unpurchased does not exceed one-eleventh of the total number of all the Non-Exchange Units, then the Trust and the Company shall have the right to require each non-defaulting Non-Exchange Underwriter to purchase the total number of Non-Exchange Units that such Non-Exchange Underwriter agreed to purchase hereunder plus such Non-Exchange Underwriter’s pro rata share (based on the total number of Non-Exchange Units that such Non-Exchange Underwriter agreed to purchase hereunder) of the Non-Exchange Units of such defaulting Non-Exchange Underwriter or Non-Exchange Underwriters for which such arrangements have not been made; provided that the non-defaulting Non-Exchange Underwriters shall not be obligated to purchase more than 110% of the total number of Non-Exchange Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 3.
     (iii) If, after giving effect to any arrangements for the purchase of the Non-Exchange Units of a defaulting Non-Exchange Underwriter or Non-Exchange Underwriters by the non-defaulting Non-Exchange Underwriters and the Trust and the Company as provided in paragraph (b)(i) above, the total number of shares of Non-Exchange Units that remains unpurchased exceeds one-eleventh of the total number of Non-Exchange Units, or if the Trust and the Company shall not exercise the right described in paragraph (b)(ii) above, then this Agreement shall terminate without liability on the part of the non-defaulting Exchange Underwriters or the non-defaulting Non-Exchange Underwriters. Any termination of this Agreement pursuant to this Section 11(b) shall be without liability on the part of the Trust or the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Sections 8 and 13 and except that the provisions of Section 10 shall not terminate and shall remain in effect.
     (iv) Nothing contained herein shall relieve a defaulting Non-Exchange Underwriter of any liability it may have to the Company or any non-defaulting Non-Exchange Underwriter for damages caused by its default.

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          12. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Trust prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Sections 9(n) and 9(o) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.
          13. Reimbursement of Underwriters’ Expenses. If (a) the Company shall fail to tender the Units for delivery to the Underwriters for any reason, or (b) the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Company shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.
          14. Research Analyst Independence. Each of the Company and the Trust acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company, the Trust and/or the offering that differ from the views of their respective investment banking divisions. Each of the Company and the Trust hereby waives and releases, to the fullest extent permitted by law, any claims that the Company or the Trust, as the case may be, may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Trust by such Underwriters’ investment banking divisions. Each of the Company and the Trust acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.
          15. No Fiduciary Duty. The Company and the Trust each acknowledges and agrees that in connection with this offering and sale of the Units or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between the Company, the Trust and any other person, on the one hand, and the Underwriters, on the other, exists; (b) the Underwriters are not acting as advisors, expert or otherwise, to either the Company or the Trust, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between the Company and the Trust, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriters may have to the Company or the Trust shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriters and their respective affiliates may have interests that differ from those

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of the Company and the Trust. The Company and the Trust each hereby waives any claims that the Company or the Trust may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.
          16. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: 646-834-8133)), with a copy, in the case of any notice pursuant to Section 10(c), to the Director of Litigation, Office of the General Counsel, Barclays Capital Inc., 200 Park Avenue, New York, New York 10166;
     (b) if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Jon S. Brumley, President and Chief Executive Officer (Fax: •); and
     (c) if to the Trust, shall be delivered or sent by mail or facsimile transmission to the address of the Trust set forth in the Registration Statement, Attention: Michael J. Ulrich (Fax: 512-479-2253).
Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Trust shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Barclays Capital Inc. on behalf of the Representatives.
          17. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Trust and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Trust contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and agents of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act, (b) the representations and warranties of the Company contained in this Agreement shall also be deemed to be for the benefit of the Trustee, and (c) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of the trustees of the Trust, the directors of the Company or the Trust, the officers of the Company or the Trust who have signed the Registration Statement and any person controlling the Company or the Trust within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 17, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.
          18. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Trust and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any

47

investigation made by or on behalf of any of them or any person controlling any of them.
          19. Definition of the Terms “Business Day”, “Affiliate” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “affiliate” and “subsidiary” shall have the meanings set forth in Rule 405 under the Securities Act.
          20. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          21. Waiver of Jury Trial. The Trust, the Company and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
          22. Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Trust, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.
          23. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.
          24. Limitation of Trustee’s Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Trustee not individually or personally, but solely as Trustee in the exercise of the powers and authority conferred and vested in it and (b) under no circumstances shall the Trustee be liable for any liability of the Trust or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.
          25. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.
[Signature pages follow]

48

     If the foregoing correctly sets forth the agreement among the Company, the Trust and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours, ENDURO RESOURCE PARTNERS LLC
By:	/s/ Jon S. Brumley
	Name:	Jon S. Brumley
	Title:	President and Chief Executive Officer

ENDURO ROYALTY TRUST
By:	The Bank of New York Mellon Trust Company, N.A., Trustee

By:	/s/ Michael J. Ulrich
	Name:	Michael J. Ulrich
	Title:	Vice President

49

Accepted:

BARCLAYS CAPITAL INC.
CITIGROUP GLOBAL MARKETS INC.
GOLDMAN, SACHS & CO.
RBC CAPITAL MARKETS, LLC
WELLS FARGO SECURITIES, LLC

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

By:	BARCLAYS CAPITAL INC.

By:	/s/ Victoria Hale
Authorized Representative

By:	CITIGROUP GLOBAL MARKETS INC.

By:	/s/ R. Kenley Steeg
Authorized Representative

By:	GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
Authorized Representative

By:	RBC CAPITAL MARKETS, LLC

By:	/s/ Joseph L. Morea
Authorized Representative

By:	WELLS FARGO SECURITIES, LLC

By:	/s/ David Herman
Authorized Representative

50

SCHEDULE 1

	Number of Firm Units
	Number of	Number of Non-
Underwriters	Exchange Units	Exchange Units
Barclays Capital Inc.	—	2,244,000
Citigroup Global Markets Inc.	2,244,000	—
Goldman, Sachs & Co.	2,244,000	—
RBC Capital Markets, LLC	—	2,244,000
Wells Fargo Securities, LLC	2,244,000
J.P Morgan Securities LLC	—	528,000
Morgan Keegan & Company, Inc.	—	396,000
Robert W. Baird & Co. Incorporated	—	396,000
Stifel, Nicolaus & Company, Incorporated	—	396,000
Wunderlich Securities, Inc.	—	264,000

Total	6,732,000	6,468,000

SCHEDULE 2
PERSONS DELIVERING LOCK-UP AGREEMENTS
Directors and Officers
Jon S. Brumley
David Leuschen
Pierre F. Lapeyre, Jr.
N. John Lancaster
I. Jon Brumley
John W. Arms
Kimberly A. Weimer
Bill R. Pardue
David J. Grahek

SCHEDULE 3
ORALLY CONVEYED PRICING INFORMATION
1.      $22.00 per Unit
2.      13,200,000 Units offered

SCHEDULE 4
ISSUER FREE WRITING PROSPECTUSES
None

SCHEDULE 5

JOA ELECTIONS

PROPERTY NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
84067.017.00	LOST TANK 4 FEDERAL 18	EDDY	NM	3001537895	0.0000000	0.0000000	0.5000000	0.4375000

SCHEDULE 6
SPECIFIED AGREEMENTS
Credit Agreement dated December 1, 2010, among Enduro Resource Partners LLC, a Delaware limited liability company, each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer (as amended, the “Credit Agreement”), as amended
First Amendment to the Credit Agreement dated February 28, 2011, among Enduro Resource Partners LLC, each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer
Second Amendment to the Credit Agreement dated August 8, 2011, among Enduro Resource Partners LLC, each lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer
Security Agreement dated as of December 1, 2010 of Enduro Resource Partners LLC in favor of Bank of America, N.A., as administrative agent under the Credit Agreement.

EXHIBIT A-1
FORM OF LOCK-UP LETTER AGREEMENT
Barclays Capital Inc.
As Representative of the several
  Underwriters named in Schedule 1,
c/o Barclays Capital Inc.
200 Park Avenue
New York, New York 10166
Ladies and Gentlemen:
          The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of trust units (the “Units”) of beneficial interest of Enduro Royalty Trust, a Delaware Statutory Trust (the “Trust”), and that the Underwriters propose to reoffer the Units to the public (the “Offering”).
          In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Barclays Capital Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Units (including, without limitation, Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Units, (2) enter into any swap or other derivative transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Units or other securities, in cash or otherwise, (3) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Units or securities convertible, exercisable or exchangeable into Units or any other securities of the Trust or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 180th day after the date of the Prospectus relating to the Offering (such 180-day period, the “Lock-Up Period”).
          Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Trust issues an earnings release or material news or a material event relating to the Trust occurs or (2) prior to the expiration of the Lock-Up Period, the Trust announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless such extension is waived by Barclays Capital Inc. in writing.
          In furtherance of the foregoing, the Trust and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.
          It is understood that, if the Trust notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Units, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.
          The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.
          Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Trust, Enduro Resource Partners LLC and the Underwriters.
[Signature page follows]

2

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,
By:
Name:
Title:

Dated: _______________

3

EXHIBIT B-1A
FORM OF OPINION OF LATHAM & WATKINS LLP
1. The Company is a limited liability company duly formed under the laws of the State of Delaware with limited liability company power and authority to own its properties and to conduct its business as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus. With your consent, based solely on certificates from public officials, we confirm that the Company is validly existing and in good standing under the laws of the State of Delaware.
2. Enduro Operating LLC is a limited liability company duly formed under the laws of the State of Texas with limited liability company power and authority to own its properties, including the Net Profits Interest, and to convey all right, title and interest in the Net Profits Interest to Enduro Texas as contemplated in the Double Survivor Merger Agreement. With your consent, based solely on certificates from public officials, we confirm that Enduro Operating LLC is validly existing and in good standing under the laws of the State of Texas.
3. Enduro Texas LLC is a limited liability company duly formed under the laws of the State of Texas with limited liability company power and authority to own its properties, including the Net Profits Interest, and to convey all right, title and interest in the Net Profits Interest to the Trust as contemplated in the Trust Merger Agreement. With your consent, based solely on certificates from public officials, we confirm that Enduro Texas LLC is validly existing and in good standing under the laws of the State of Texas.
4. The Company has limited liability company power and authority to enter into the Underwriting Agreement, the Registration Rights Agreement and the Amended and Restated Trust Agreement. The execution, delivery and performance of the Underwriting Agreement, the Registration Rights Agreement and the Amended and Restated Trust Agreement have been duly authorized by all necessary limited liability company action of the Company; and each of the Underwriting Agreement, the Registration Rights Agreement and the Amended and Restated Trust Agreement has been duly executed and delivered by the Company.
5. Enduro Operating LLC has limited liability company power and authority to enter into the Double Survivor Merger Agreement, the Conveyance and the Conveyance Supplement. The execution, delivery and performance of the Double Survivor Merger Agreement, the Conveyance and the Conveyance Supplement have been duly authorized by all necessary limited liability company action of Enduro Operating LLC; the Double Survivor Merger Agreement, the Conveyance and the Conveyance Supplement have been duly executed and delivered by Enduro Operating LLC; and the Double Survivor Merger Agreement, the Conveyance and the Conveyance Supplement are legally valid and binding agreements of Enduro Operating LLC, enforceable against it in accordance with their

B-1A-1

respective terms.
6. Enduro Texas LLC has limited liability company power and authority to enter into the Double Survivor Merger Agreement, the Conveyance, the Conveyance Supplement and the Trust Merger Agreement. The execution, delivery and performance of the Double Survivor Merger Agreement, the Conveyance, the Conveyance Supplement and the Trust Merger Agreement have been duly authorized by all necessary limited liability company action of Enduro Texas LLC; the Double Survivor Merger Agreement, the Conveyance, the Conveyance Supplement and the Trust Merger Agreement have been duly executed and delivered by Enduro Texas LLC; and the Double Survivor Merger Agreement, the Conveyance, the Conveyance Supplement and the Trust Merger Agreement are the legally valid and binding agreements of Enduro Texas LLC, enforceable against it in accordance with their respective terms.
7. The execution and delivery of the Underwriting Agreement and the Registration Rights Agreement, and the execution, delivery and performance of the Double Survivor Merger Agreement, the Conveyance, the Trust Merger Agreement, the Conveyance Supplement and the Amended and Restated Trust Agreement by the parties thereto, and the issuance of the Units by the Trust and the sale of the Units by the Company do not on the date hereof:
i.	violate the Organizational Documents of the Company, Enduro Operating LLC or Enduro Texas LLC;

ii.	result in the breach of or a default under any of the Specified Agreements set forth in Schedule 6 to this Agreement;

iii.	violate any federal or Texas statute, rule or regulation applicable to the Company, Enduro Operating LLC, Enduro Texas LLC or the Trust;

iv.	result in the creation of any security interest in, or lien upon any property (including, without limitation, the Subject Interests) or assets of the Trust under any of the Specified Agreements; or

v.	require any consents, approvals, or authorizations to be obtained by the Company, Enduro Operating LLC, Enduro Texas LLC or the Trust from, or any registrations, declarations or filings to be made by the Company, Enduro Operating LLC, Enduro Texas LLC or the Trust with, any governmental authority under any federal or Texas statute, rule or regulation applicable to the Company, Enduro Operating LLC, Enduro Texas LLC or the Trust or under the Delaware LLC Act, on or prior to the date hereof that have not been obtained or made.
8. The Registration Statement has become effective under the Act. To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings therefor have been initiated or threatened by the Commission. The most recent Preliminary Prospectus has been filed in accordance with Rule 424(b) under the Act and the Prospectus has been filed in

B-1A-2

accordance with Rule 424(b) and 430A under the Act.
9. The Registration Statement at __, 2011, including the information deemed to be a part thereof pursuant to Rule 430A under the Act, and the Prospectus, as of its date and as of the date hereof, each appeared on their face to be appropriately responsive in all material respects to the applicable form requirements for registration statements on Form S-1 under the Act and the rules and regulations of the Commission thereunder; it being understood, however, that we express no view with respect to Regulation S-T or oil and gas reserves data or reports, financial statements, schedules, or other financial data, included in or omitted from, the Registration Statement or the Prospectus. For purposes of this paragraph, we have assumed that the statements made in the Registration Statement and the Prospectus are correct and complete.
10. The statements in the Registration Statement, Preliminary Prospectus and the Prospectus under the captions “Prospectus Summary,” “The Trust,” “Description of Trust Agreement,” and “Description of Trust Units,” insofar as they purport to constitute a summary of the terms of the Trust Units, and under the captions “Prospectus Summary,” “The Trust,” “The Underlying Properties — Environmental Matters and Regulation,” “Information About Enduro Resource Partners LLC (Enduro Sponsor) — Description of the Enduro Sponsor Limited Liability Company Agreement,” “Computation of Net Proceeds,” “Description of Trust Agreement,” “Description of Trust Units,” and “ERISA Considerations,” insofar as they purport to describe or summarize certain provisions of the documents or Texas or U.S. federal laws referred to therein, are accurate descriptions or summaries in all material respects.
11. Neither the Trust nor the Company is, and immediately after giving effect to the sale of the Units in accordance with the Underwriting Agreement and the application of the proceeds as described in the Prospectus under the caption “Use of Proceeds,” neither the Trust nor the Company will be required to be, registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
12. To the best of our knowledge, neither the Trust nor the Company is a party to any agreement that would require the inclusion in the Registration Statement of Trust Units owned by any person or entity other than the Company.
13. The Double Survivor Merger became effective under the Texas Business Organizations Code (the “TBOC”) at the effective time set forth in the DS Certificate of Merger. Under Section 10.008 of the TBOC, pursuant to the Double Survivor Merger Agreement and the Conveyance, upon the effectiveness of the Double Survivor Merger, all rights, title and interest to the Net Profits Interests were allocated to and vested in Enduro Texas LLC as a survivor of the Double Survivor Merger, without reversion or impairment, any further act or deed or any transfer or assignment having occurred, but subject to any existing liens or other encumbrances thereon.
14. The Trust Merger became effective under the TBOC at the effective time set forth in the Trust Certificate of Merger. Under Section 10.008 of the TBOC, as provided in the Trust Merger Agreement and upon the effectiveness of the Trust Merger, all rights, title and

B-1A-3

interest to all of the real estate and other property and the liability and obligations of Enduro Texas LLC were allocated to and vested in the Trust, without reversion or impairment, any further act or deed or any transfer or assignment having occurred, but subject to any existing liens or other encumbrances thereon.
15. The Conveyance is in a form legally sufficient to convey all right, title and interest of Enduro Operating LLC in and to the Net Profits Interest to the grantee thereunder and complies with the recording acts of the State of Texas; the recording of the Conveyance and the Conveyance Supplement in the appropriate real property records in each county in the State of Texas where the Subject Interests (as defined in the Conveyance) are located will cause the Net Profits Interest to constitute a fully conveyed and vested real property interest and is sufficient to provide the grantee thereunder the protections afforded under the recording acts of the State of Texas against purchasers or creditors of Enduro Operating LLC or Enduro Texas LLC subsequently acquiring interests in the Subject Interests, and, following the filing of the Conveyance and the Conveyance Supplement in each county in the State of Texas where the Subject Interests are located, such purchasers and creditors of Enduro Operating LLC and Enduro Texas LLC will be deemed to purchase with notice of, and subject to, such Net Profits Interest.
16. Upon indication by book entry that the Units listed on Schedule 1 to the Underwriting Agreement have been credited to a securities account maintained by the several Underwriters at The Depository Trust Company (“DTC”) and payment therefor in accordance with the Underwriting Agreement, the several Underwriters will acquire a security entitlement with respect to such Units and, under the New York UCC, an action based on an adverse claim to the Units, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against the several Underwriters.
          Such counsel shall state that they have reviewed the Registration Statement, the most recent Preliminary Prospectus and the Prospectus and have participated in conferences with officers and other representatives of the Company and the Trust, the independent registered public accounting firm of the Trust and the Company and representatives of the Underwriters, at which the contents of the Registration Statement, the most recent Preliminary Prospectus and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the most recent Preliminary Prospectus and the Prospectus (except to the extent specified in the foregoing opinions), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:
     (a) the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
     (b) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made,

B-1A-4

not misleading; or
     (c) the Prospectus, as of its date or as of the Closing Date or the Additional Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel expresses no statement or belief with respect to (a) the financial statements and related schedules, including the notes thereto and the independent public accounting firm’s report thereon, (b) the oil and gas reserve data or (c) other financial data contained therein or omitted therefrom.
          In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York, the State of Texas and the State of Delaware and that such counsel is not admitted in the State of Delaware.

B-1A-5

EXHIBIT B-1B
FORM OF TAX OPINION OF LATHAM & WATKINS LLP
     Based on such facts and subject to the qualifications, assumptions and limitations set forth in the opinion and in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, our opinion that is filed as Exhibit 8.1 to the Registration Statement is confirmed, and the Underwriters may rely upon such opinion as if it were addressed to them.

B-1B-1

EXHIBIT B-2
FORM OF OPINION OF GORDON, ARATA, MCCOLLAM, DUPLANTIS & EAGAN, LLC
          1. Each of Enduro Management and Enduro Operating is duly registered or qualified, and in good standing, with the Louisiana Secretary of State to do business in the State of Louisiana.
          2. Assuming that neither the Trust nor the Trustee is otherwise transacting business in, or qualified to do business in, Louisiana, (a) the Trustee is not required to qualify with the Louisiana Secretary of State to transact business, or to appoint an agent for service of process, in the State of Louisiana solely as a result of the activities of the Trustee authorized pursuant to the Amended Trust Agreement, (b) the activities of the Trustee will not require the appointment of an ancillary trustee in the State of Louisiana and (c) the Trust is not required to qualify with the Louisiana Secretary of State to transact business in the State of Louisiana, or to appoint an agent for service of process in the State of Louisiana, solely as a result of the conveyance of the Net Profits Interest under the Conveyance and the Conveyance Supplement.
          3. The Conveyance, as amended and supplemented by the Conveyance Supplement, constitutes a valid and binding agreement of Enduro Operating under the laws of State of Louisiana, enforceable against Enduro Operating in accordance with its terms. The Conveyance and the Conveyance Supplement are collectively adequate and sufficient under the laws of the State of Louisiana to transfer, in favor of the Trustee, title to that portion of the Net Profits Interest constituting immovable property that is located in the State of Louisiana and is accurately and specifically described therein as being conveyed thereby. Each of the Conveyance and the Conveyance Supplement is in sufficient form for filing for registry in the conveyance records of each Louisiana parish where any portion of any Lease is located and, for purposes of Louisiana’s law of registry, shall have effect against third persons from the time it is filed for registry in such conveyance records.
          4. Under article 171 of the Louisiana Mineral Code, “[a] co-owner of the lessee’s interest in a mineral lease may create a dependent right such as an overriding royalty, production payment, net profits interest, or other non-operating interest out of his undivided interest without the consent of his co-owner” and “may also transfer all or part of his undivided interest.” Article 16 of the Louisiana Mineral Code provides that the mineral rights that may be created by the landowner include the mineral lease and are real rights, and article 17 of the Louisiana Mineral Code provides that a mineral right is an incorporeal immovable. Further, in an opinion decided before the Louisiana Mineral Code was enacted in 1974, the federal Fifth Circuit held that a net profits interest in a Louisiana mineral lease was a royalty interest subject to Louisiana’s severance tax. See Louisiana Land & Expl. Co. v. Donnelly, 394 F.2d 273 (5th Cir. 1968). Based on the foregoing, it is reasonable to conclude that a Louisiana court would classify the portion of the Net Profits Interest affecting Leases located in the State of Louisiana as a real right and an incorporeal immovable under Louisiana law.
          5. A beneficial owner of a Unit of the Trust will not, solely by virtue of said ownership, be subject to personal liability under the laws of the State of Louisiana for any

B-2-1

activities of the Trustee that are both authorized under the Amended Trust Agreement and described in the Registration Statement, the Preliminary Prospectus and the Prospectus.
          6. No consent of any Louisiana court, governmental agency or body having jurisdiction over and with respect to the Trustee, the Company or their respective properties is required in connection with (i) the issuance of the Trust Units by the Trust and sale of the Trust Units by the Company as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (ii) the execution, delivery and performance of the Underwriting Agreement and the Operative Agreements by the parties thereto or (iii) the consummation of the Transactions and any other transactions contemplated in the Underwriting Agreement and the Operative Agreements, except (A) for consents required under applicable state securities or “Blue Sky” laws, (B) for such consents that have been, or prior to the Initial Delivery Date will be, obtained or made, (C) for such consents that, if not obtained, would not reasonably be expected to materially impair the ability of the Trustee or the Company to consummate the Transactions or any other transactions provided for in the Underwriting Agreement or the Transaction Documents, (D) except as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus and (E) except for the payment of applicable filing fees and costs in connection with any filings referenced in paragraph 3 above.
          7. None of (i) the issuance of the Trust Units by the Trust and sale of the Trust Units by the Company as described in the Registration Statement, the Preliminary Prospectus and the Prospectus, (ii) the execution, delivery and performance of any Operative Agreement by the parties thereto or (iii) the consummation of the Transactions and any other transactions contemplated in the Subject Agreements violates or will violate any Louisiana law normally applicable to transactions of the type contemplated by the Underwriting Agreement and Conveyance (without consideration of any applicable state securities or “Blue Sky” laws) or, to our knowledge, violates or will violate any order, judgment, decree or injunction of any Louisiana court or governmental agency or body directed to the Trust or the Company or any of their respective properties or assets in a proceeding to which any of them or their respective properties or assets is a party or is bound, which violations would reasonably be expected to, individually or in the aggregate, materially impair the ability of the Trust or the Company to consummate the Transactions.
     In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Company and the Trustee and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (iii) state that their opinion is limited to the laws of the State of Louisiana and (iv) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local tax statutes to which the Company or the Trust may be subject.

B-2-2

EXHIBIT B-3
FORM OF OPINION OF HINKLE, HENSLEY, SHANOR & MARTIN, L.L.P.
          1. Enduro Operating LLC is duly registered or qualified to do business and is in good standing as a foreign limited liability company in the State of New Mexico.
          2. Neither the Trust nor the Trustee is required to qualify to transact business or appoint an agent for service of process in the State of New Mexico as a result of the ownership, operation or activities of the Trust or the Trustee with respect to the Trust (as all such activities are described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus), and such activities of the Trustee pursuant to the Trust Agreement will not require the appointment of an ancillary trustee in the State of New Mexico.
          3. The Conveyance, as amended by the Conveyance Supplement, constitutes a valid and binding agreement of the Grantor (once executed by the Grantor and delivered by the Grantor to Enduro Texas) and the Trust (once executed by Enduro Texas and delivered by Enduro Texas to the Trust)under the laws of the State of New Mexico, enforceable against the Grantor and the Trust in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Conveyance and the Conveyance Supplement are adequate and sufficient under the laws of the State of New Mexico to transfer title to the Net Profits Interest to the Trust and each complies with the laws of the State of New Mexico relating to recording and filing laws and regulations; the recording of the Conveyance and the Conveyance Supplement in the appropriate real property records in each county in the State of New Mexico where the Subject Interests (as defined in the Conveyance) are located will cause the Conveyance and the Conveyance Supplement to constitute a fully conveyed and vested real property interest and is sufficient to provide the Trust the protections afforded under the recordation laws of the State of New Mexico against purchasers or creditors of the Grantor or Enduro Texas subsequently acquiring interests in the Subject Interests, and such purchasers and creditors of the Grantor and Enduro Texas will be deemed to purchase with notice of, and subject to, such Net Profits Interest.
          4. A beneficial owner of a Unit of the Trust will not be subject to personal liability under the laws of the State of New Mexico solely by virtue of said ownership.
          5. No consent of or with any New Mexico court, governmental agency or body having jurisdiction over the Trust, the Grantor or their respective properties is required in connection with (i) the issuance of the Trust Units by the Trust and sale of the Trust Units by the Company as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus, (ii) the execution, delivery and performance of the Agreement and the Operative Agreements by the parties thereto and (iii) the consummation of the Transactions and any other transactions contemplated by the Agreement and the Operative Agreements, except (A) for consents required under applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Units by the Underwriters, (B) for such consents that have been, or prior to the Initial Delivery Date will be, obtained or made, (C) for such consents that, if not

B-3-1

obtained, would not reasonably be expected to materially impair the ability of the Trust or the Grantor to consummate the Transactions or any other transactions provided for in this Agreement or the Transaction Documents and (D) except as described in the Registration Statement.
          6. None of (i) the issuance of the Trust Units by the Trust and sale of the Trust Units by the Company as described in the Registration Statement, Preliminary Prospectus and the Prospectus, (ii) the execution, delivery and performance of the Agreement and the Operative Agreements by the parties thereto or (iii) the consummation of the Transactions and any other transactions contemplated by the Agreement and the Operative Agreements, violates or will violate any New Mexico statute, law or regulation or any order, judgment, decree or injunction known to such counsel of any New Mexico court or governmental agency or body directed to the Trust or the Company or any of their respective properties or assets in a proceeding to which any of them or their respective properties or assets is a party or is bound.
          7. Under the Bankruptcy Code, the character of a debtor’s property is determined by applicable non-bankruptcy law. Therefore, in the event the Grantor or Enduro Texas becomes a debtor in a proceeding under the Bankruptcy Code, a bankruptcy court should find that the interests conveyed in the Conveyance (a) constitute real property interests under New Mexico law rather than contractual rights to receive payment, and (b) are not property of the Grantor’s or Enduro Texas’s bankruptcy estate and the Grantor or Enduro Texas, as a debtor in possession, or its trustee in bankruptcy, would not be able to reject the Conveyance as an executory contract.
          8. The Double Survivor Merger and the Trust Merger became effective under New Mexico law prior to the Initial Delivery Date. The Double Survivor Merger is sufficient under the laws of the State of New Mexico to vest in Enduro Texas the Net Profits Interest. The Trust Merger is sufficient under the laws of the State of New Mexico to vest in the Trust as successor to Enduro Texas all of the rights of Enduro Texas in the Net Profits Interest.
          9. The Certificates of Merger for the Double Survivor Merger and the Trust Merger are in a form legally sufficient for recordation in the appropriate public offices of the State of New Mexico, to the extent such recordation is required, and, upon proper recordation of any such Certificates of Merger in the appropriate records of the applicable counties of the State of New Mexico, will constitute notice to all third parties under the recordation statutes of the State of Texas concerning record title to the Net Profits Interest vested by operation of law pursuant to the Double Survivor Merger and the Trust Merger; and the offices of the County Clerk for each county in which the Subject Interests are located are the appropriate public offices in the State of New Mexico for the recordation of such Certificates of Merger.
     In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Company and the Trustee and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (iii) state that their opinion is limited to the laws of the State of New Mexico and (iv) state that they express no opinion with respect to (A) any permits to own or operate any real or personal property or (B) state or local tax statutes to which the Company or the Trust may be subject.

B-3-2

EXHIBIT B-4
FORM OF OPINION OF RICHARDS, LAYTON & FINGER, P.A.
          1. The Trust has been duly formed and is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, and all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a statutory trust have been made.
          2. Under the Delaware Statutory Trust Act and the Trust Agreement, the Trust has the trust power and authority to own its property and conduct its business, all as described in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus.
          3. The Trust Agreement constitutes a legal, valid and binding obligation of the Company, the Trustee and the Delaware Trustee, and is enforceable against the Company, the Trustee and the Delaware Trustee, in accordance with its terms.
          4. Under the Delaware Statutory Trust Act and the Trust Agreement, the Trust has the trust power and authority to issue the Trust Units to the Company, and to execute, deliver and perform its obligations under the this Agreement, the Trust Merger Agreement, the Conveyance, the Conveyance Supplement and the Registration Rights Agreement.
          5. The Trust Units have been duly authorized for issuance by the Trust and upon issuance will constitute valid and, subject to the qualifications set forth in paragraph 8 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust.
          6. Each of the Operative Agreements to which the Trust is a party have been duly authorized by the Trust.
          7. Neither the execution, delivery and performance by the Trust of the Operative Agreements to which the Trust is a party, nor the consummation by the Trust of any of the transactions contemplated thereby, (i) requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust with the Secretary of State of the State of Delaware pursuant to the Trust Agreement, or (ii) violates the Trust Agreement, the Certificate of Trust or any law, rule or regulation of the State of Delaware applicable to the Trust.
          8. Under the Delaware Statutory Trust Act, the Trust Unitholders, as beneficial owners of the Trust, are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the Trust Unitholders may be obligated to make payments as set forth in the Trust Agreement.
          9. The Trust Merger became effective under the Delaware Statutory Trust Act at the effective time set forth in the Certificate of Merger. Under Section 3815(g) of the

B-4-1

Delaware Statutory Trust Act, upon the effectiveness of the Trust Merger, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of Enduro Texas and all property, real, personal and mixed, and all debts due to the Enduro Texas, as well as all other things and causes of action belonging to Enduro Texas, shall be vested in the Trust, and shall thereafter be the property of the Trust, as the surviving entity of the Merger, as they were of Enduro Texas, and the title to any real property vested by deed or otherwise, under the laws of the State of Delaware, in Enduro Texas, shall not revert or be in any way impaired by reason of the Delaware Statutory Trust Act; but all rights of creditors and all liens upon any property of Enduro Texas shall be preserved unimpaired, and all debts, liabilities and duties of Enduro Texas shall thenceforth attach to the Trust and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Trust.
     In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Company and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine and (iii) state that such opinions are limited to matters governed by the laws of the State of Delaware.

B-4-2

EXHIBIT B-5
FORM OF OPINION OF BRACEWELL & GIULIANI LLP
          1. Assuming the due authorization thereto by the Trust, the Agreement and the Operative Agreements to which the Trust is a party have been validly executed and delivered by the Trust.
          In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and other employees of the Company and upon information obtained from public officials, (ii) assume that all documents submitted to such counsel as originals are authentic, that all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine and (iii) state that such opinions are limited to matters governed by the laws of the State of Delaware.

B-5-1

EXHIBIT C
NET REVENUE INTERESTS: WELLS

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70000.001.00	ROOS PROP 2 1_LCV RA SU54	BOSSIER	LA	1701523129	0.0276145	0.0207109
70000.002.00	TOOKE EST 2 1 ALT_LCV RA SU54	BOSSIER	LA	1701523330	0.0276145	0.0207109
70000.003.00	CAMPBELL 2 1 ALT_LCV RA SU54	BOSSIER	LA	1701523409	0.0276145	0.0207109
70000.004.00	CARSON 2 1 ALT_LCV RA SU54	BOSSIER	LA	1701523483	0.0276145	0.0207109
70000.005.00	CARSON 2 2 ALT_LCV RA SU54	BOSSIER	LA	1701523552	0.0276145	0.0207109
70000.006.00	TOOKE T 2 1 ALT_LCV RA SU54	BOSSIER	LA	1701523657	0.0276147	0.0207109
70000.007.00	CHARRY 2 1 ALT_LCV RA SU54	BOSSIER	LA	1701523665	0.0276147	0.0207109
70000.008.00	CAMPBELL 2 3 ALT_LCV RA SU54	BOSSIER	LA	1701523905	0.0276145	0.0271066
70000.009.00	CAMPBELL 2 2 ALT_LCV RA SU54	BOSSIER	LA	1701523904	0.0276000	0.0207000
70000.010.00	JONES 2 1 ALT_LCV RA SU54	BOSSIER	LA	1701523984	0.0276145	0.0207109
70000.999.00	KORAN GATHERING FACILITY	BOSSIER	LA		0.0013316	0.0000000
70002.001.00	BOZMAN 2 ALT_HOSS RA SU13	BOSSIER	LA	1701523041	0.2215818	0.1624150
70002.002.00	DANCE 3 ALT_CV RA SU13	BOSSIER	LA	1701522987	0.2215818	0.1624150
70002.003.00	SWEENEY 1_HOSS RA SU13	BOSSIER	LA	1701522821	0.2116392	0.1546828
70002.004.00	DANCE 6 ALT_CV RA SU13	BOSSIER	LA	1701523048	0.2215820	0.1624151
70003.001.00	BOZMAN 1 ALT_CV RA SU13	BOSSIER	LA	1701522996	0.2197274	0.1640533
70003.002.00	DANCE 1_CV RA SU13	BOSSIER	LA	1701522972	0.2175285	0.1622332

C-1

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70003.003.00	DANCE 2 ALT_CV RA SU13	BOSSIER	LA	1701522997	0.2347274	0.1752822
70003.004.00	DANCE 4 ALT_CV RA SU13	BOSSIER	LA	1701523042	0.2197270	0.1640534
70003.005.00	DANCE 8 ALT_CV RA SU13	BOSSIER	LA	1701523205	0.2197270	0.1640533
70003.006.00	DANCE 7 ALT_CV RA SU13	BOSSIER	LA	1701523154	0.2197274	0.1640533
70003.007.00	DANCE 9 ALT_CV RA SU13	BOSSIER	LA	1701523179	0.2197270	0.1640532
70003.007.01	DANCE 9D ALT_LCV RA SU59	BOSSIER	LA	1701523179	0.3084563	0.2215818
70003.008.00	LISTER 1 ALT_CV RA SU13	BOSSIER	LA	1701523320	0.2197274	0.1640533
70003.009.00	USA 1 ALT_CV RA SU13	BOSSIER	LA	1701523300	0.2197274	0.1640533
70003.010.00	DAVIS CV RA SU13 1_	BOSSIER	LA	1701520657	0.2053038	0.1503285
70003.011.00	DANCE 11 ALT_CV RA SU13	BOSSIER	LA	1701523356	0.2197274	0.1640533
70003.013.00	LEMAY 1 ALT_CV RA SU13	BOSSIER	LA	1701523403	0.2197274	0.1640533
70003.014.00	DANCE 5	BOSSIER	LA	1701523039	0.2025863	0.1460238
70003.015.00	DANCE 10	BOSSIER	LA	1701523155	0.1954883	0.1315090
70003.016.00	SWEENEY 3 ALT_CV RA SU13	BOSSIER	LA	1701523435	0.2197274	0.1640533
70003.017.00	LISTER 2 ALT_CV RA SU13	BOSSIER	LA	1701523442	0.2197274	0.1640533
70003.018.00	DANCE 12ALT_CV RA SU13	BOSSIER	LA	1701523402	0.2197274	0.1640533
70003.019.00	LISTER 3 ALT_CV RA SU13	BOSSIER	LA	1701523526	0.2197274	0.1640533
70003.020.00	DANCE 15 ALT_CV RA SU13	BOSSIER	LA	1701524050	0.2197274	0.1670214
70003.021.00	LISTER 6 1 ALT_CV RA SU13	BOSSIER	LA	1701524528	0.2197274	0.1640533
70003.022.00	DANCE 6 1 ALT_CV RA SU13	BOSSIER	LA	1701524491	0.2197274	0.1640533
70006.001.00	SWEENEY 2_LCV RA SU59	BOSSIER	LA	1701523199	0.3071621	0.2299610

B-4-2

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70006.003.00	SWEENEY 4 ALT_CV RA SU13	BOSSIER	LA	1701523439	0.2197274	0.1670219
70006.003.01	SWEENEY 4D ALT_HOSS RA SU13	BOSSIER	LA	1701523439	0.2215820	0.1670225
70006.004.00	LEMAY 2 ALT CV RA SU13	BOSSIER	LA	1701523634	0.2197274	0.1624150
70006.004.01	LEMAY 2D ALT_LCV RA SU 59	BOSSIER	LA	1701523634	0.3084583	0.2299610
70006.005.00	DANCE 14 ALT_CV RA SU13	BOSSIER	LA	1701523876	0.2197274	0.1670217
70006.006.00	BOZMAN 3 ALT_CV RA SU13	BOSSIER	LA	1701523827	0.2197274	0.1670216
70006.007.00	DANCE 13 ALT_CV RA SU13	BOSSIER	LA	1701523738	0.2197274	0.1670217
70007.001.00	FEIST 1 ALT_HOSS RA SU24	BOSSIER	LA	1701522911	0.3353713	0.2319473
70007.001.02	FEIST 7 1 ALT_CV RA SU24	BOSSIER	LA	1701524558	0.3353713	0.2319473
70007.002.00	PARKER H L 1_LCV RA SUA	BOSSIER	LA	1701522822	0.3353713	0.2319473
70007.003.00	ROBERTSON 1 ALT_LCV RA SUA NC	BOSSIER	LA	1701520861	0.4437656	0.3292240
70007.004.00	ROOS 4 ALT_HOSS RA SU24	BOSSIER	LA	1701522937	0.3353713	0.2319473
70007.005.00	ROOS 7 9 ALT	BOSSIER	LA	1701524432	0.3353712	0.2319473
70007.006.00	ROOS 7 10 ALT_LCV RA SUA	BOSSIER	LA	1701524487	0.4437656	0.3310828
70007.006.01	ROOS 7 10D ALT_CV RA SU24	BOSSIER	LA	1701524487	0.3353713	0.2319472
70007.007.00	ROOS 7 11 ALT_LCV RA SUA	BOSSIER	LA	1701524480	0.4437656	0.3310828
70007.007.01	ROOS 7 11D ALT_CV RA SU24	BOSSIER	LA	1701524480	0.3353713	0.2319472
70007.008.00	ROOS 7 13 ALT_CV RA SU24	BOSSIER	LA	1701524561	0.3353713	0.2319473
70007.009.00	ROOS 7 12 ALT	BOSSIER	LA	1701524560	0.3353713	0.2319473
70008.001.00	FEIST 2_TUSC VUA	BOSSIER	LA	1701523056	0.2468884	0.1801374
70009.001.00	ROOS 5_LCV RA SUA	BOSSIER	LA	1701523093	0.4412653	0.3292241

B-4-3

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70009.002.00	COWEL 7 1 ALT_LCV RA SUA	BOSSIER	LA	1701523456	0.4437655	0.3310777
70009.002.01	COWEL 7 1D ALT_CV RA SU24	BOSSIER	LA	1701523456	0.3353712	0.2319473
70009.003.00	ROOS 7 7 ALT LCV	BOSSIER	LA	1701523546	0.4437656	0.3310828
70009.003.01	ROOS 7 7D ALT CV RA SU 24	BOSSIER	LA	1701523546	0.3353712	0.2319473
70009.004.00	FEIST 4 ALT_LCV RA SUA	BOSSIER	LA	1701523553	0.4437656	0.3310777
70009.004.01	FEIST 4D ALT_CV RA SU24	BOSSIER	LA	1701523553	0.3353713	0.2319472
70009.005.00	ROOS 7 6 ALT_CV RA SU24	BOSSIER	LA	1701523545	0.3353710	0.2319473
70009.005.01	ROOS 7 6D ALT_LCV RA SUA	BOSSIER	LA	1701523545	0.4437655	0.3310777
70009.006.00	ROBERTSON 7 ALT_CV RA SU24	BOSSIER	LA	1701523704	0.3353713	0.2319473
70009.006.01	ROBERTSON 7D ALT_LCV RA SUA	BOSSIER	LA	1701523704	0.4437656	0.3310777
70009.007.00	ROOS 7 8 ALT; LCV RA SUA	BOSSIER	LA	1701524325	0.4437656	0.3292240
70010.001.00	GRIGSBY 1	BOSSIER	LA	1701520435	0.3389708	0.2333948
70010.002.00	HOFFMAN RIBBLE 3 ALT_HOSS RA SU32	BOSSIER	LA	1701523108	0.3566799	0.2417940
70010.003.00	HOFFMAN RIBBLE 2 ALT_LCV RA SUB	BOSSIER	LA	1701522903	0.3797543	0.2684815
70010.003.01	HOFFMAN RIBBLE 2D ALT_HOSS RA SU32	BOSSIER	LA	1701522903	0.3566799	0.2417940
70010.004.00	MCDOWELL 18 4 ALT_CV RA SU32	BOSSIER	LA	1701522952	0.3797543	0.2887236
70010.005.00	MCDOWELL 18 2 ALT_HOSS RA SU32	BOSSIER	LA	1701522794	0.3393842	0.2312482
70011.002.00	MCDOWELL 18 1_LCV RA SUB	BOSSIER	LA	1701522788	0.4454996	0.3334520
70011.003.00	HOFFMAN RIBBLE 1	BOSSIER	LA	1701522868	0.4156744	0.2450307
70011.004.00	ELSTON 18 1 ALT_LCV RA SUB	BOSSIER	LA	1701523710	0.3797543	0.2887236
70011.005.00	MCDOWELL 6 ALT_LCV RA SUB	BOSSIER	LA	1701523720	0.3797543	0.2887236

B-4-4

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70011.006.00	MCDOWELL 5 ALT_LCV RA SUB	BOSSIER	LA	1701523711	0.3797543	0.2887236
70011.007.00	MCDOWELL 7 ALT_LCV RA SUB	BOSSIER	LA	1701523733	0.3797543	0.2887236
70011.008.00	KIRK 18 1 ALT_LCV RA SUB	BOSSIER	LA	1701523764	0.3797543	0.2887236
70011.009.00	MCDOWELL 8 ALT_LCV RA SUB	BOSSIER	LA	1701523734	0.3797543	0.2887236
70011.010.00	MCDOWELL 18 10 ALT_LCV RA SUB	BOSSIER	LA	1701523787	0.3797543	0.2887236
70011.011.00	HOFFMAN RIBBLE 6 ALT_LCV RA SUB	BOSSIER	LA	1701523758	0.3797543	0.2887236
70011.012.00	HOFFMAN RIBBLE 5 ALT_LCV RA SUB	BOSSIER	LA	1701523848	0.3797543	0.2887236
70011.013.00	MCDOWELL 9 ALT_LCV RA SUB	BOSSIER	LA	1701523804	0.3797543	0.2887236
70011.014.00	BROOKS 18 1_LCV RA SUB	BOSSIER	LA	1701523901	0.3797543	0.2887236
70011.015.00	BOSSIER PSH PJ 18 1 ALT_LCV RA SUB	BOSSIER	LA	1701523903	0.3797543	0.2887236
70011.016.00	HOFFMAN RIBBLE 4 ALT_LCV RA SUB	BOSSIER	LA	1701524201	0.3797543	0.2887236
70013.001.00	MCDOWELL 1 HOSS RA SU38	BOSSIER	LA	1701522843	0.1370817	0.0914884
70013.002.00	MCDOWELL 3	BOSSIER	LA	1701522932	0.1389466	0.0955258
70014.001.00	PARKER H L 2	BOSSIER	LA	1701522840	0.3905596	0.2685097
70017.001.00	BRAZZEL 1	BOSSIER	LA	1701520448	0.2956046	0.2157531
70017.002.00	BRAZZEL 3 ALT_CV RA SU12	BOSSIER	LA	1701523153	0.2956046	0.2157550
70017.003.00	DAVIS 1 1 ALT_HOSS RA SU12	BOSSIER	LA	1701523184	0.2956046	0.2157531
70017.004.00	KILLEN 10 ALT_CV RA 12	BOSSIER	LA	1701523174	0.2956046	0.2157531
70017.005.00	KILLEN 11 ALT_CV RA SU12	BOSSIER	LA	1701523273	0.2956046	0.2157531
70017.006.00	KILLEN 15 ALT_CV RA SU12	BOSSIER	LA	1701523290	0.2956045	0.2157531
70017.007.00	KILLEN 5_CV RA SU12	BOSSIER	LA	1701522974	0.2956045	0.2157531

B-4-5

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70017.008.00	KILLEN 1 6 ALT	BOSSIER	LA	1701523005	0.2956046	0.2151606
70017.009.00	MURPHY 2 ALT_CV RA SU12	BOSSIER	LA	1701523004	0.2956046	0.2157531
70017.010.00	MURPHY 3 ALT_CV RA SU12	BOSSIER	LA	1701523036	0.2956046	0.2157531
70017.011.00	KILLEN 9 ALT_CV RA SU12	BOSSIER	LA	1701523152	0.2956046	0.2157531
70017.012.00	LONG DEHAN DANCE 1 ALT_CV RA SU12	BOSSIER	LA	1701523175	0.2956046	0.2157531
70017.013.00	LONG DEHAN DANCE 3 ALT_CV RA SU12	BOSSIER	LA	1701523357	0.2956045	0.2157531
70017.014.00	MURPHY 6 ALT_CV RA SU12	BOSSIER	LA	1701523308	0.2956045	0.2157531
70017.015.00	MURPHY 7ALT_CV RA SU12	BOSSIER	LA	1701523314	0.2956045	0.2157531
70017.016.00	KILLEN 16 ALT_CV RA SU12	BOSSIER	LA	1701523389	0.2956045	0.2157531
70017.018.00	LONG DEHAN DANCE 2 ALT_CV RA SU12	BOSSIER	LA	1701523371	0.2956045	0.2157531
70017.019.00	BRAZZEL 2	BOSSIER	LA	1701522886	0.2556089	0.1810013
70017.020.00	HENIGAN 1 ALT_CV RA SU12	BOSSIER	LA	1701523455	0.2956045	0.2157531
70017.021.00	KILLEN 1 2 ALT	BOSSIER	LA	1701524435	0.2956040	0.2151370
70017.022.00	BRAZZEL 1 1 ALT_CV RA SU12	BOSSIER	LA	1701524569	0.2956045	0.2157531
70019.001.00	BRAZZEL 4	BOSSIER	LA	1701523222	0.2956046	0.2157531
70019.002.00	KILLEN 7 ALT_HOSS RA SU12	BOSSIER	LA	1701523046	0.2956046	0.2157531
70019.003.00	KILLEN 8 ALT_HOSS RA SU12	BOSSIER	LA	1701523047	0.3181046	0.2320854
70019.004.00	MURPHY 5 ALT_HOSS RA SU12	BOSSIER	LA	1701523053	0.2956046	0.2157531
70019.005.00	MURPHY 1 1 ALT_CV RA SU12	BOSSIER	LA	1701524403	0.2956045	0.2157531
70019.006.00	LONG DEHAN DANCE 1 1 ALT_CV RA SU12	BOSSIER	LA	1701524415	0.2956045	0.2157531
70019.007.00	LONG DEHAN DANCE 1 2 ALT_CV RA SU12	BOSSIER	LA	1701524559	0.2956045	0.2157531

B-4-6

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70020.001.00	MURPHY 1	BOSSIER	LA	1701522866	0.2846941	0.1957949
70021.001.00	KINCAIDE 1 ALT_CV RA SU11	BOSSIER	LA	1701523272	0.3589772	0.2690665
70021.002.00	H L TOMPKINS 2	BOSSIER	LA	1701522986	0.3565162	0.2672206
70021.003.00	TOMPKINS H L 3 ALT_CV RA SU11	BOSSIER	LA	1701523002	0.3589772	0.2690665
70021.004.00	TOMPKINS H L 4 ALT_CV RA SU11	BOSSIER	LA	1701523027	0.3589772	0.2690665
70021.005.00	TOMPKINS H L 7 ALT_CV RA SU11	BOSSIER	LA	1701523151	0.3589772	0.2690665
70021.006.00	WILLIS 1 ALT_CV RA SU11	BOSSIER	LA	1701523003	0.3589772	0.2690665
70021.007.00	WILLIS 3 ALT_CV RA SU11	BOSSIER	LA	1701523173	0.3589772	0.2690665
70021.008.00	TOMPKINS H L 9 ALT_CV RA SU11	BOSSIER	LA	1701523289	0.3589771	0.2690665
70021.009.00	TOMPKINS 2 3 ALT_LCV RA SU66	BOSSIER	LA	1701524424	0.3589771	0.2690664
70022.001.00	DEGUEURCE 1 ALT_LCV RA SU66	BOSSIER	LA	1701523312	0.3589771	0.2690665
70022.002.00	WILLIS 4 ALT_LCV RA SU66	BOSSIER	LA	1701523284	0.3589771	0.2690665
70022.003.00	TOMPKINS H L 8 ALT_LCV RA SU66	BOSSIER	LA	1701523349	0.3589771	0.2690665
70022.004.00	DEGUEURCE 2 ALT_LCV RA SU66	BOSSIER	LA	1701523391	0.3589771	0.2690665
70022.005.00	ANDREWS 2 1 ALT_LCV RA SU66	BOSSIER	LA	1701523472	0.3589771	0.2690665
70022.006.00	KINCAIDE 2 ALT_LCV RA SU66	BOSSIER	LA	1701523486	0.3589771	0.2690665
70022.007.00	TOMPKINS H L 10 ALT_LCV RA SU66	BOSSIER	LA	1701523585	0.3589771	0.2690665
70022.008.00	DEGUEURCE 4 ALT_LCV RA SU66	BOSSIER	LA	1701523853	0.3589771	0.2690664
70022.009.00	DEGUEURCE 3 ALT_LCV RA SU66	BOSSIER	LA	1701524069	0.3589771	0.2690664
70022.010.00	DEGUEURCE 2 1 ALT_LCV RA SU66	BOSSIER	LA	1701524502	0.3518980	0.2690066
70023.001.00	H L TOMPKINS 1	BOSSIER	LA	1701520416	0.3565162	0.2672206

B-4-7

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70023.002.00	TOMPKINS H L 5 ALT_HOSS RA SU11	BOSSIER	LA	1701523038	0.3589772	0.2690665
70023.003.00	WILLIS 2 ALT_HOSS RA SU11	BOSSIER	LA	1701523055	0.3589772	0.2690664
70023.004.00	TOMPKINS 2 1	BOSSIER	LA	1701524422	0.3589771	0.2690664
70023.005.00	TOMPKINS 2 2 ALT CV RA SU11	BOSSIER	LA	1701524423	0.3589771	0.2690664
70023.006.00	TOMPKINS 2 5	BOSSIER	LA	1701524575	0.3619072	0.2712849
70024.001.00	MOON LAKE DAIRY 16 1_CV RA SU58	BOSSIER	LA	1701523031	0.1019951	0.0815961
70025.001.00	MOON LAKE DAIRY 16 3 ALT_LCV RA SUVV	CADDO	LA	1701733454	0.1019951	0.0815961
70025.002.00	MOON LAKE DAIRY 16 4 ALT_LCV RA SUVV	BOSSIER	LA	1701523297	0.1019951	0.0815961
70025.003.00	MOON LAKE DAIRY 16 2 LCV RA SU	BOSSIER	LA	1701523296	0.1019951	0.0815961
70025.004.00	MOON LAKE DAIRY 16 5 ALT_CV RA SU58	CADDO	LA	1701733512	0.1019951	0.0815961
70025.005.00	TAYLORTOWN 16 1	BOSSIER	LA	1701523253	0.1019951	0.0815961
70025.007.00	MOON LAKE DAIRY 16 6 ALT_LCV RA SUV V	BOSSIER	LA	1701523419	0.1019951	0.0815961
70025.008.00	MOON LAKE DAIRY 16 7 ALT_LCV RA SUV V	BOSSIER	LA	1701523426	0.1019951	0.0815961
70025.009.00	CAPLIS 16 1 ALT_LCV RA SUVV	BOSSIER	LA	1701523397	0.1019951	0.0815961
70025.010.00	TAYLORTOWN 16 2 ALT_LCV RA SUVV	BOSSIER	LA	1701523973	0.1019951	0.0815961
70025.011.00	TAYLORTOWN 16 3 ALT_LCV RA SUVV	BOSSIER	LA	1701523990	0.1019951	0.0815961
70025.012.00	TAYLORTOWN 16 4 ALT_LCV RA SUVV	BOSSIER	LA	1701524009	0.1019951	0.0815961
70025.013.00	TAYLORTOWN 16 5 ALT_LCV RA SUVV	BOSSIER	LA	1701524010	0.1019951	0.0815961
70025.014.00	CAPLIS 16 2 ALT_LCV RA SUVV	BOSSIER	LA	1701524076	0.1019951	0.0815961
70025.015.00	TAYLORTOWN 16 6 ALT_LCV RA SUVV	BOSSIER	LA	1701524096	0.1020000	0.0815961
70025.016.00	MOON LAKE DAIRY 16 9 ALT_LCV RA SUVV	CADDO	LA	1701734170	0.1019640	0.0811710

B-4-8

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70025.017.00	MOON LAKE DAIRY 16 10 ALT_LCV RA SUVV	CADDO	LA	1701734195	0.1019951	0.0815961
70025.018.00	MOON LAKE 16 11 ALT	CADDO	LA	1701734165	0.1019950	0.0815960
70025.019.00	MOON LAKE DAIRY 16 12 ALT_LCV RA SUVV	BOSSIER	LA	1701524340	0.1019951	0.0815961
70025.020.00	CAPLIS 16 3 ALT_LCV RA SUVV	BOSSIER	LA	1701524479	0.1019951	0.0815961
70025.999.00	RED CHUTE GATHERING FACILITY	BOSSIER	LA		0.0206807	0.0000000
70026.001.00	ANDREWS ETAL 11 1 ALT_CV RA SU26	BOSSIER	LA	1701523057	0.0931323	0.0640821
70026.002.00	ANDREWS ETAL 11 2 ALT_CV RA SU26	BOSSIER	LA	1701523215	0.0931323	0.0640821
70026.003.00	BOSSIER LEVEE BD 11 1_CV RA SU26	BOSSIER	LA	1701522981	0.0931323	0.0640821
70026.004.00	HARVILLE 11 1 ALT_CV RA SU26	BOSSIER	LA	1701523061	0.0931323	0.0640821
70026.005.00	ISLAND PLANTING CO INC 11 1 ALT_CV RA SU26	BOSSIER	LA	1701523216	0.0931323	0.0640821
70026.006.00	KNIGHTON ETAL 11 1 ALT_CV RA SU26	BOSSIER	LA	1701523130	0.0931323	0.0640821
70026.007.00	MOORE ETAL 11 2 ALT_CV RA SU26	BOSSIER	LA	1701523217	0.0931323	0.0640821
70026.008.00	MOORE ETAL 11 3 ALT_CV RA SU26	BOSSIER	LA	1701523271	0.0931323	0.0640821
70026.009.00	MOORE ETAL 11 4_LCV RA SU70	BOSSIER	LA	1701523354	0.1113873	0.0832000
70026.010.00	MOORE ET AL 11 6 ALT_CV RA SU26	BOSSIER	LA	1701524265	0.0931323	0.0640821
70027.001.00	KNIGHTON ETAL 11 2	BOSSIER	LA	1701523226	0.0459592	0.0316237
70028.001.00	KILLEN 14 ALT_CV RA SU25	BOSSIER	LA	1701523311	0.2691251	0.1851675
70028.002.00	MURPHY 4_CV RA SU25	BOSSIER	LA	1701523033	0.2691251	0.1851675
70028.003.00	KILLEN 13 ALT_CV RA SU25	BOSSIER	LA	1701523291	0.2691251	0.1850475
70028.004.00	MURPHY 8 ALT_CV RA SU25	BOSSIER	LA	1701523416	0.2691251	0.1851675

B-4-9

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70028.005.00	KILLEN 1 1 ALT_CV RA SU12	BOSSIER	LA	1701524395	0.2956045	0.2157530
70029.001.00	COWEL 1_LCV RA SUL	BOSSIER	LA	1701522845	0.4730639	0.3475330
70029.001.01	COWEL 1D ALT_HOSS RA SU25	BOSSIER	LA	1701522845	0.2759234	0.1898440
70029.002.00	COWEL 3 ALT_LCV RA SUL	BOSSIER	LA	1701523496	0.4728909	0.3474059
70029.002.01	COWEL 3D ALT_CV RA SU25	BOSSIER	LA	1701523496	0.2691251	0.1851675
70029.003.00	COWEL 4 CV RA SU25	BOSSIER	LA	1701523547	0.2691251	0.1851675
70029.003.01	COWEL 4D ALT LCV RA SUL	BOSSIER	LA	1701523547	0.4728909	0.3474059
70029.004.00	MURPHY 9 ALT LCV RA SUL	BOSSIER	LA	1701523630	0.4728909	0.3474059
70029.004.01	MURPHY 9D ALT CV RA SU25	BOSSIER	LA	1701523630	0.2691251	0.1851674
70029.005.00	KILLEN 17 ALT_LCV RA SUL	BOSSIER	LA	1701523631	0.4728909	0.3474059
70029.006.00	KILLEN 20 ALT LCV RA SUL	BOSSIER	LA	1701523693	0.4728909	0.3474059
70029.006.01	KILLEN 20 ALT; CV RA SU25	BOSSIER	LA	1701523693	0.2691251	0.1851575
70029.007.00	KILLEN 19 ALT_LCV RA SUL	BOSSIER	LA	1701523703	0.4728909	0.3474059
70029.010.00	KILLEN 12 4 ALT_CV RA SU25	BOSSIER	LA	1701524494	0.2691251	0.1850475
70029.011.00	KILLEN 12 3 ALT_CV RA SU25	BOSSIER	LA	1701524493	0.2691251	0.1850475
70030.002.00	KILLEN 1 ALT_CV RA SU25	BOSSIER	LA	1701520834	0.2942105	0.2020390
70030.003.00	COWEL 2	BOSSIER	LA	1701522864	0.2541251	0.1751218
70030.004.00	KILLEN 3	BOSSIER	LA	1701522857	0.2541251	0.1747110
70030.005.00	MURPHY 12 3 ALT_HOSS RA SU25	BOSSIER	LA	1701524414	0.2691250	0.1850475
70030.006.00	KILLEN 12 2 ALT_HOSS RA SU25	BOSSIER	LA	1701524400	0.2691251	0.1851675
70030.007.00	MURPHY 12 2 ALT_CV RA SU25	BOSSIER	LA	1701524413	0.2691250	0.1850470

B-4-10

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70030.008.00	MURPHY 12 1 ALT_LCV RA SUL	BOSSIER	LA	1701524405	0.4728909	0.3247688
70030.009.00	KILLEN 12 1 ALT_CV RA SU25	BOSSIER	LA	1701524404	0.2691251	0.1850475
70033.001.00	ARTEX 3 ALT_HOSS RA SU31	BOSSIER	LA	1701523125	0.1010567	0.0707359
70033.001.01	KILLEN 13 H1_HA RA SU66	BOSSIER	LA	1701524719	0.0997720	0.0663949
70033.002.00	MCDOWELL 2 HOSS RA SU31	BOSSIER	LA	1701522912	0.1010567	0.0707359
70033.003.00	KILLEN 13 1_HOSS RA SU31	BOSSIER	LA	1701523192	0.1010567	0.0707359
70033.004.00	ARTEX 1 ALT_HOSS RA SU31	BOSSIER	LA	1701522975	0.0989588	0.0707359
70033.005.00	ROOS A W 13 1 ALT_HOSS RA SU31	BOSSIER	LA	1701523021	0.0989588	0.0707359
70033.007.00	DNU*DEGUEURCE 13 1 ALT_HOSS RA SU31	BOSSIER	LA	1701520802	0.0873004	0.0593877
70033.007.01	JA DEGUEURCE 13 1 HOSS RA SU31	BOSSIER	LA	1701520802	0.0873610	0.0707359
70033.008.00	ARTEX 2	BOSSIER	LA	1701522992	0.0992474	0.0783890
70033.010.00	ARTEX 5 ALT_CV RA SU31	BOSSIER	LA	1701524484	0.1010567	0.0676254
70034.002.00	SNYDER LINDA ETAL 2 ALT_CV RA SU30	BOSSIER	LA	1701523146	0.1054162	0.0746768
70034.003.00	SNYDER LINDA 14 1 ALT_HOSS RA SU30	BOSSIER	LA	1701523164	0.1054162	0.0746769
70034.004.00	KNIGHTON 14 3 HOSS RA SU30	BOSSIER	LA	1701524188	0.0000000	0.0000000	0.0995692	0.0746768
70034.005.00	CAPLIS 14 3	BOSSIER	LA	1701524272	0.1054162	0.0782007
70034.006.00	KNIGHTON 14 4 LCV RA SU82	BOSSIER	LA	1701524353	0.1054162	0.0782007
70034.007.00	SNYDER LINDA ET AL 7 ALT_CV RA SU30	BOSSIER	LA	1701524488	0.0996012	0.0746989
70034.007.01	SNYDER LINDA ET AL 6 ALT_CV RA SU30	BOSSIER	LA	1701524356	0.0996011	0.0746988
70034.008.00	KNIGHTON 14 5 ALT_LCV RA SU82	BOSSIER	LA	1701524355	0.1054162	0.0782008
70035.001.00	NEWTON 31 1 ALT_CV RA SU4	BOSSIER	LA	1701523105	0.0734045	0.0551204

B-4-11

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70035.001.01	NEWTON 31 1D ALT_HOSS RA SU4	BOSSIER	LA	1701523105	0.0734045	0.0551204
70035.002.00	PARKS 31 1 ALT_CV RA SU4	BOSSIER	LA	1701523030	0.0734045	0.0551204
70035.002.01	PARKS 31 1 D ALT_HOSS RA SU4	BOSSIER	LA	1701523030	0.0734045	0.0551204
70035.003.00	RICHARDSON 31 1 ALT_CV RA SU4	BOSSIER	LA	1701523007	0.0734045	0.0551204
70035.003.01	RICHARDSON 31 1D ALT_HOSS RA SU4	BOSSIER	LA	1701523007	0.0734045	0.0551204
70035.004.00	SIMPSON 31 1_CV RA SU4	BOSSIER	LA	1701522977	0.0734045	0.0551204
70035.004.01	SIMPSON 31 1D ALT_HOSS RA SU4	BOSSIER	LA	1701522977	0.0734045	0.0551204
70035.005.00	MIMS ETAL 3 ALT_LCV RA SUU	BOSSIER	LA	1701523295	0.0734045	0.0549827
70035.005.01	MIMS ETAL 3D ALT_HOSS RA SU4	BOSSIER	LA	1701523295	0.0734045	0.0551204
70035.006.00	SKANNAL 31 3 ALT_CV RA SU4	BOSSIER	LA	1701523497	0.0734050	0.0549827
70035.007.00	SKANNAL 31 4 ALT_CV RA SU4	BOSSIER	LA	1701524199	0.0734044	0.0549827
70035.008.00	ROWELL 31 2 ALT_LCV RA SUU	BOSSIER	LA	1701523502	0.0734045	0.0551203
70036.001.00	MIMS ETAL 1_HOSS RA SU4	BOSSIER	LA	1701520615	0.0734041	0.0551204
70036.003.00	MIMS ETAL 4 ALT_LCV RA SUU	BOSSIER	LA	1701523293	0.0734045	0.0549827
70036.003.01	MIMS ETAL 4 D ALT_HOSS RA SU4	BOSSIER	LA	1701523293	0.0734044	0.0551203
70036.007.00	ROWELL 31 1 ALT_CV RA SU4	BOSSIER	LA	1701523191	0.0734045	0.0551203
70036.009.00	SKANNAL 31 1 ALT_HOSS RA SU4	BOSSIER	LA	1701501692	0.0734045	0.0551204
70036.010.00	SKANNAL 31 2 ALT_HOSS RA SU4	BOSSIER	LA	1701523351	0.0734045	0.0551204
70036.012.00	MIMS ETAL 2	BOSSIER	LA	1701522849	0.0558006	0.0418646
70038.001.00	MIMS ESTATE 1 ALT_CV RA SU3	BOSSIER	LA	1701523020	0.1235334	0.0943135
70038.002.00	MIMS ESTATE 2 ALT_CV RA SU3	BOSSIER	LA	1701523102	0.1261523	0.0943135

B-4-12

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70038.003.00	MIMS ESTATE 5 ALT_CV RA SU3	BOSSIER	LA	1701523285	0.1714830	0.1280001
70038.004.00	MIMS JOE 1 ALT_CV RA SU3	BOSSIER	LA	1701523126	0.1235334	0.0943135
70038.005.00	ROOS 2 CV RA SU3	BOSSIER	LA	1701520660	0.1322781	0.0986952
70038.006.00	ROOS 4 ALT_CV RA SU3	BOSSIER	LA	1701522918	0.1268153	0.0948063
70038.007.00	ROOS 5 ALT_CV RA SU3	BOSSIER	LA	1701523069	0.1261523	0.0943135
70038.008.00	ROOS 8 ALT_CV RA SU3	BOSSIER	LA	1701523193	0.1235330	0.0943135
70038.009.00	SMITH HEIRS 1 ALT_CV RA SU3	BOSSIER	LA	1701523008	0.1268056	0.0944117
70038.010.00	MIMS ESTATE 7 ALT_CV RA SU3	BOSSIER	LA	1701523401	0.1235334	0.0932512
70038.011.00	ROOS 32-12 ALT LCV RA SUV	BOSSIER	LA	1701523481	0.1261524	0.0932513
70038.012.00	ROOS 32 17 11H; HA RA SU92	BOSSIER	LA	1701524682	0.0858000	0.0634500
70038.999.00	ROOS 8 CDP GATHERING FACILITY	BOSSIER	LA		0.4437000	0.0000000
70039.001.00	MIMS ESTATE 3 ALT_HOSS TA SU3	BOSSIER	LA	1701523124	0.1235330	0.0943135
70039.002.00	MIMS ESTATE 4 ALT_HOSS RA SU3	BOSSIER	LA	1701523196	0.1235336	0.0943135
70039.003.00	MIMS JOE 2 ALT_HOSS RA SU3	BOSSIER	LA	1701523185	0.1261523	0.0943135
70039.004.00	ROOS 10 ALT_HOSS RA SU3	BOSSIER	LA	1701523281	0.1235334	0.0943135
70039.005.00	ROOS 6_HOSS RA SU3	BOSSIER	LA	1701523087	0.1235334	0.0943135
70039.006.00	ROOS 7 ALT_HOSS RA SU3	BOSSIER	LA	1701523142	0.1261523	0.0943135
70039.007.00	SMITH HEIRS 2 ALT_HOSS RA SU3	BOSSIER	LA	1701523149	0.1261523	0.0943135
70039.008.00	MIMS JOE 3 ALT_HOSS RA SU3	BOSSIER	LA	1701523350	0.1261523	0.0932509
70040.001.00	ROOS 9_LCV RA SUV	BOSSIER	LA	1701523275	0.1235330	0.0943135
70040.002.00	HAMMETT 32 1 ALT_LCV RA SUV	BOSSIER	LA	1701523277	0.1235334	0.0943135

B-4-13

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70040.003.00	ROOS 14 ALT_LCV RA SUV	BOSSIER	LA	1701523529	0.1261523	0.0932513
70040.004.00	HAMMETT 32 4 ALT_LCV RA SUV	BOSSIER	LA	1701523557	0.1261523	0.0943135
70040.005.00	ROOS 15 ALT_LCV RA SUV	BOSSIER	LA	1701523595	0.1261523	0.0943135
70040.006.00	ROOS 13 ALT_LCV RA SUV	BOSSIER	LA	1701523594	0.1261523	0.0943135
70040.007.00	MURRAY 32 1 ALT_LCV RA SUV	BOSSIER	LA	1701523803	0.1261523	0.0932513
70040.008.00	HOGAN 32 1 ALT_LCV RA SUV	BOSSIER	LA	1701523788	0.1261523	0.0932513
70041.001.00	NORTON 36 1_CV RA SU5	BOSSIER	LA	1701522915	0.0634046	0.0527601
70041.002.00	NORTON 36 2 ALT_CV RA SUS	BOSSIER	LA	1701523001	0.0634046	0.0527601
70041.003.00	NORTON 36 5 ALT_LCV RA SU64	BOSSIER	LA	1701523211	0.0634046	0.0527601
70041.004.00	COLLINS 36 1 ALT_DV RA SU5	BOSSIER	LA	1701523159	0.0634046	0.0527600
70041.005.00	CV RA SU5 1 ALT_ROGERS 36	BOSSIER	LA	1701523212	0.0634046	0.0527601
70042.001.00	HENDERSON ETAL 36 1 ALT_HOSS RA SU5	BOSSIER	LA	1701523065	0.0634046	0.0527600
70042.002.00	NORTON 36 3_HOSS RA SU5	BOSSIER	LA	1701523014	0.0634046	0.0527601
70042.003.00	COLLINS 36 2 ALT_CV RA SU5	BOSSIER	LA	1701523210	0.0634046	0.0527601
70042.004.00	NORTON 36 4 ALT_HOSS RA SU5	BOSSIER	LA	1701523064	0.0634046	0.0527601
70043.001.00	MURPHY SWD SYSTEM	BOSSIER	LA		0.3103380	0.0000000
70043.002.00	SWD GATH SYS WSF E	BOSSIER	LA		1.0000000	1.0000000
70043.003.00	KNIGHTON 14 SWD FACILITY	BOSSIER	LA		0.0336498	0.0000000
70045.001.00	ROBERTSON 4	BOSSIER	LA	1701522904	0.3548182	0.2439375
70046.001.00	KNIGHTON ETAL 11 3 ALT_LCV RA SU70	BOSSIER	LA	1701523387	0.1113873	0.0832000
70046.002.00	ISLAND PLANTING CO INC 11 2 ALT_LCV RA SU70	BOSSIER	LA	1701523516	0.1113873	0.0832000

B-4-14

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70046.003.00	MOORE ETAL 11 5 ALT_LCV RA SU70	BOSSIER	LA	1701523453	0.1113873	0.0832000
70046.005.00	ISLAND PLANTING CO INC 11 3 ALT_LCV RA SU70	BOSSIER	LA	1701523538	0.1113873	0.0832000
70046.006.00	BOSSIER PSH PJ 11 1 ALT_LCV RA SU70	BOSSIER	LA	1701523854	0.1113873	0.0832000
70046.007.00	DEGUEURCE 11 1 ALT_LCV RA SU71	BOSSIER	LA	1701523898	0.1113873	0.0832000
70046.008.00	KNIGHTON ET AL 11 4 ALT_LCV RA SU70	BOSSIER	LA	1701524421	0.1113873	0.0832000
70048.001.00	HAMMETT 32 3 ALT_CV RA SU3	BOSSIER	LA	1701523393	0.1261523	0.0923556
70049.001.00	LMA LAND CO 9 1_SWD	BOSSIER	LA	1701588077	0.0206831	0.0000000
70049.003.00	MOON LAKE DAIRY 16 SWD 8	BOSSIER	LA	1701588097	0.0310656	0.0248525
70050.001.00	MIMS ETAL 6 ALT_LCV RA SUU	BOSSIER	LA	1701523436	0.0734044	0.0549827
70050.002.00	MOTE 31 1 ALT_LCV RA SUU	BOSSIER	LA	1701523441	0.0734044	0.0549827
70050.003.00	MARLAR 31 1 ALT_LCV RA SUU	BOSSIER	LA	1701523454	0.0734044	0.0549827
70050.004.00	MIMS ETAL 5 ALT_LCV RA SUU	BOSSIER	LA	1701523363	0.0734045	0.0549827
70050.004.01	MIMS ETAL 5D ALT_LCV RA SUU	BOSSIER	LA	1701523363	0.0734044	0.0551204
70050.005.00	MIMS ETAL 7 ALT_LCV RA SUU	BOSSIER	LA	1701523462	0.0734045	0.0549827
70052.001.00	BURNETT 29 1 ALT_LCV RA SUOO	WEBSTER	LA	1711921874	0.0272688	0.0218173
70052.002.00	GAUTHIER 29 1_LCV RA SUOO	WEBSTER	LA	1711921744	0.0545375	0.0422689
70053.001.00	GOSSETT 32 1 ALT_LCV RA SUPP	WEBSTER	LA	1711921890	0.0350004	0.0262510
70060.001.00	DANIELS 32 1_CV RA SU132	WEBSTER	LA	1711921828	0.0423231	0.0317427	0.0394630	0.0295975
70064.001.00	PHILLIPS 33 1_CV RA SU139	WEBSTER	LA	1711921863	0.0473100	0.0370312
70065.001.00	ELSTON 19 1 ALT_LCV RA SUN	BOSSIER	LA	1701523282	0.1385243	0.0981009
70066.001.00	LIBKE 36 SWD 2	BOSSIER	LA	1701588098	0.0012392	0.0000000

B-4-15

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70074.001.00	ROEMER 19 1 ALT_LCV RA SUN	BOSSIER	LA	1701523713	0.1385424	0.0981009
70074.002.00	EGP19 1 ALT_LCV RA SUN	BOSSIER	LA	1701523717	0.1385243	0.0981009
70074.003.00	ROBERTS 19 1 ALT_LCV RA SUN	BOSSIER	LA	1701523736	0.1385243	0.0981009
70074.004.00	EGP19 2	BOSSIER	LA	1701523871	0.1385243	0.0981009
70074.005.00	EGP19 3 ALT_LCV RA SUN	BOSSIER	LA	1701523872	0.1385243	0.0981009
70074.006.00	ELM GROVE PLANTATION 19 5 ALT_LCV RA SUN	BOSSIER	LA	1701523914	0.1385243	0.0981009
70074.007.00	EGP19 6 ALT_LCV RA SUN	BOSSIER	LA	1701523945	0.1385243	0.0981009
70074.008.00	ROBERTS 19 2 ALT_LCV RA SUN	BOSSIER	LA	1701523968	0.1385243	0.0981009
70074.009.00	ROBERTS 19 3 ALT_LCV RA SUN	BOSSIER	LA	1701523969	0.1385243	0.0981009
70074.009.01	ROBERTS 19 3 ALT	BOSSIER	LA	1701523969	0.1385243	0.0981009
70074.012.00	EGP19 9 ALT_LCV RA SUN	BOSSIER	LA	1701524072	0.1385243	0.0981009
70074.013.00	EGP19 7 ALT_LCV RA SUN	BOSSIER	LA	1701524322	0.1385243	0.0981009
70075.001.00	MURPHY 10 ALT_LCV RA SU65	BOSSIER	LA	1701523718	0.3688832	0.2766114
70076.001.00	KILLEN 14 1 ALT_LCV RA SU82	BOSSIER	LA	1701523732	0.1057410	0.0796637
70076.002.00	CAPLIS 14 1_LCV RA SU82	BOSSIER	LA	1701523731	0.0995692	0.0746769
70076.003.00	KNIGHTON 14 2 ALT_LCV RA SU82	BOSSIER	LA	1701523942	0.0995692	0.0746769
70076.004.00	ROOS 14 1 ALT_LCV RA SU82	BOSSIER	LA	1701523943	0.0995692	0.0746769
70076.005.00	KILLEN 14 2 HOSS RA SU30	BOSSIER	LA	1701524187	0.0000000	0.0000000	0.0995692	0.0746768
70076.006.00	CAPLIS 14 2 ALT_LCV RA SU82	BOSSIER	LA	1701524181	0.1054162	0.0782008
70076.007.00	ROOS 14 3 ALT_LCV RA SU82	BOSSIER	LA	1701524179	0.1054162	0.0782008
70076.008.00	SNYDER LINDA ETAL 4 ALT_LCV RA SU82	BOSSIER	LA	1701524246	0.1054162	0.0782008

B-4-16

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70076.009.00	SNYDER LINDA ETAL 5 ALT_LCV RA SU82	BOSSIER	LA	1701524304	0.1054162	0.0782007
70076.010.00	ROOS 14 4	BOSSIER	LA	1701524319	0.1054162	0.0782008
70076.011.00	CAPLIS 14 4 ALT_CV RA SU30	BOSSIER	LA	1701524383	0.0996012	0.0746989
70076.011.01	CAPLIS 14 4 D ALT_HOSS RA SU30	BOSSIER	LA	1701524383	0.0995691	0.0782008
70076.013.00	KILLEN 14 3 ALT_LCV RA SU82	BOSSIER	LA	1701524425	0.1054162	0.0782008
70076.014.00	SNYDER LINDA 7 ALT	BOSSIER	LA	1701524488	0.0996011	0.0746989
70076.015.00	KNIGHTON JO ANN 14 H1	BOSSIER	LA	1701524677	0.0058470	0.0043955
70079.001.00	WARE 12 1; CV RA SUX	DE SOTO	LA	1703123848	0.0669685	0.0535748
70079.002.00	SABINE UPLIFT MIN 12 1 CVRASUX	DE SOTO	LA	1703123979	0.0669685	0.0535748
70079.003.00	CARWILE 12 1; CV RA SUX	DE SOTO	LA	1703124177	0.0669685	0.0535748
70079.004.00	TENSAS DELTA 12 2; CV RA SUX	DE SOTO	LA	1703124216	0.0669685	0.0535748
70079.005.00	PURE 12 1; CV RA SUX	DE SOTO	LA	1703124191	0.0669685	0.0535748
70079.006.00	LOWREY INV CO 12 1; CV RA SUX	DE SOTO	LA	1703124192	0.0669685	0.0535748
70079.007.00	GARRETT 12 1 ALT; CV RA SUX	DE SOTO	LA	1703124267	0.0669685	0.0535748
70079.008.00	SAMMO PARTNERSHIP 12 1; CVRASU	DE SOTO	LA	1703124253	0.0669685	0.0535748
70079.009.00	SCOTT 12 1 ALT; CV RA SUX	DE SOTO	LA	1703124266	0.0669685	0.0535748
70079.010.00	SALLEY 12 1; CV RA SUX	DE SOTO	LA	1703124342	0.0669685	0.0537480
70079.011.00	WADZECK 12 1; CV RA SUX	DE SOTO	LA	1703124418	0.0669685	0.0535748
70079.013.00	SAMMO PARTNERSHIP 12 2; CV RAS	DE SOTO	LA	1703124432	0.0669685	0.0535748
70079.014.00	CARWILE 12 3; HA RA SUE	DE SOTO	LA	1703125597	0.0669685	0.0535748
70079.015.00	SAMMO PARTNERSHIP 12 3; HA RA	DE SOTO	LA	1703125525	0.0669685	0.0535748

B-4-17

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70079.016.00	TENSAS DELTA 12 1 CV RA SUX	DE SOTO	LA	1703124154	0.0000000	0.0000000	0.0669685	0.0535748
70079.017.00	CARWILE 12 2; HA RA SUE	DE SOTO	LA	1703125588	0.0669685	0.0535748
70079.018.00	SABINE UPLIFT MINERAL 12 2; HA	DE SOTO	LA	1703125644	0.0669685	0.0535748
70079.019.00	SAMMO PARTNERSHIP 12 4, HA RA	DE SOTO	LA	1703125526	0.0669685	0.0535748
70079.020.00	WADZECK 12 3 ALT; HA RA SUE	DE SOTO	LA	1703125556	0.0669685	0.0535748
70079.021.00	SABINE UPLIFT MINERAL 12 3; HA RA SUE	DE SOTO	LA	1703125645	0.0669685	0.0535748
70081.001.00	LANE 14 1 ALT	DE SOTO	LA	1703123930	0.0823570	0.0658856
70081.002.00	PASKER WARE 14 1 ALT	DE SOTO	LA	1703124139	0.0823570	0.0658856
70081.003.00	THIGPEN 14 1 ALT	DE SOTO	LA	1703124193	0.0823570	0.0658856
70081.004.00	THIGPEN 14 2 ALT	DE SOTO	LA	1703124194	0.0823570	0.0658856
70081.005.00	THIGPEN 14 3 ALT	DE SOTO	LA	1703124225	0.0823570	0.0658856
70081.006.00	THIGPEN 14 4 ALT	DE SOTO	LA	1703124226	0.0823570	0.0658856
70081.007.00	PASKER WARE 14 2 CV RA SUK	DE SOTO	LA	1703124185	0.0000000	0.0000000	0.0823507	0.0658856
70082.001.00	CASON 11 1 ALT	DE SOTO	LA	1703123940	0.1839375	0.1471500
70082.002.00	STRONG 11 1	DE SOTO	LA	1703124007	0.1839375	0.1471500
70082.003.00	STEPHENSON 11 1 ALT	DE SOTO	LA	1703124209	0.1839375	0.1471500
70082.004.00	BEAUBOUEF 11 1 ALT	DE SOTO	LA	1703124262	0.0000000	0.0000000	0.1839375	0.1471500
70082.005.00	DOUGLAS 11 1 ALT	DE SOTO	LA	1703124271	0.1839375	0.1471500
70082.006.00	ROE 11 1 HA RA SUD	DE SOTO	LA	1703125652	0.1302266	0.1041812
70082.007.00	ROE 11 2; HA RA SUD	DE SOTO	LA	1703125653	0.1302266	0.1041812
70082.008.00	ROE 11 4; HA RA SUD	DE SOTO	LA	1703125678	0.1302266	0.1041812

B-4-18

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70082.009.00	ROE 11 3; HA RA SUD	DE SOTO	LA	1703125677	0.1302266	0.1041812
70082.010.00	ROE 11 5; HA RA SUD	DE SOTO	LA	1703125679	0.1302266	0.1041812
70086.001.00	MIMS ETAL 9 ALT_CV RA SU4	BOSSIER	LA	1701524024	0.0734047	0.0549827
70086.002.00	MIMS ETAL 8 ALT_LCV RA SUU	BOSSIER	LA	1701524114	0.0734047	0.0549827
70086.003.00	PARKS 31 2 ALT_LCV RA SUU	BOSSIER	LA	1701524280	0.0734045	0.0549826
70086.004.00	MIMS ETAL 10 ALT_LCV RA SUU	BOSSIER	LA	1701524286	0.0734045	0.0549826
70086.005.00	SIMPSON 31 2 ALT_LCV RA SUU	BOSSIER	LA	1701524394	0.0734045	0.0549826
70086.006.00	SCOTT 31 1 ALT_LCV RA SUU	BOSSIER	LA	1701524401	0.0734045	0.0549826
70086.007.00	MIMS ETAL 12 ALT_LCV RA SUU	BOSSIER	LA	1701524534	0.0734045	0.0549826
70087.001.00	SAMMO PARTNERSHIP 13 1 ALT	DE SOTO	LA	1703123890	0.0881907	0.0705525
70087.002.00	EVANS 13 1 ALT CV RA SUJ	DE SOTO	LA	1703124135	0.0000000	0.0000000	0.0881906	0.0705525
70087.003.00	WARE 13 1 ALT	DE SOTO	LA	1703124122	0.0000000	0.0000000	0.0881906	0.0705525
70087.004.00	JACKSON 13 1 ALT	DE SOTO	LA	1703124175	0.0881907	0.0705525
70087.005.00	BEDSOLE 13 1 ALT	DE SOTO	LA	1703124204	0.0881907	0.0705525
70087.006.00	DILLARD 13 1 ALT	DE SOTO	LA	1703124176	0.0881907	0.0705525
70087.007.00	LOWERY INVESTMENT 13 1 ALT	DE SOTO	LA	1703124196	0.0881907	0.0705525
70087.008.00	MCCONNELL 13 1 ALT	DE SOTO	LA	1703124195	0.0881906	0.0705525
70087.009.00	WARE 13 2 ALT	DE SOTO	LA	1703124214	0.0881907	0.0705525
70087.010.00	THIGPEN 13 1 ALT	DE SOTO	LA	1703124114	0.0000000	0.0000000	0.0877169	0.0701735
70087.011.00	THIGPEN 13 2 ALT	DE SOTO	LA	1703124215	0.0881907	0.0705525
70087.012.00	SABINE UPLIFT MINERAL 13 1 ALT	DE SOTO	LA	1703124270	0.0881907	0.0705525

B-4-19

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70087.013.00	SAMMO PARTNERSHIP 13 2 ALT	DE SOTO	LA	1703125249	0.0881907	0.0705525
70087.014.00	JACKSON 13 2 ALT	DE SOTO	LA	1703125507	0.0881906	0.0705525
70087.015.00	THIGPEN 13 4 ALT	DE SOTO	LA	1703125528	0.0881907	0.0705525
70087.016.00	EVANS 13 3; HA RA SUF	DE SOTO	LA	1703125604	0.0881906	0.0705525
70087.017.00	JACKSON 13 3; HA RA SUF	DE SOTO	LA	1703125508	0.0881906	0.0705525
70087.018.00	SAMMO PARTNERSHIP 13 3, HA RA	DE SOTO	LA	1703125527	0.0881906	0.0705525
70088.002.00	KILLEN 13 2 ALT_LCV RA SUM	BOSSIER	LA	1701523875	0.0000000	0.0000000	0.1010567	0.0707359
70088.003.00	EGP 13 1 ALT_LCV RA SUM	BOSSIER	LA	1701524170	0.1656798	0.1169423
70088.003.01	EGP 13 1D ALT_CV RA SU31	BOSSIER	LA	1701524170	0.0994162	0.0663949
70089.001.00	COLLINS 36 3_LCV RA SU64	BOSSIER	LA	1701524094	0.0634046	0.0527601
70089.002.00	COLLINS 36 4 ALT_LCV RA SU64	BOSSIER	LA	1701524095	0.0634046	0.0527601
70090.001.00	ANDERSON 10 1 ALT; CV RA SUI	DE SOTO	LA	1703124041	0.0312500	0.0250000
70090.002.00	ROBERTS 10 1 ALT, CV RA SUI	DE SOTO	LA	1703124438	0.0312500	0.0250000
70090.003.00	STEPHENSON 10 1 ALT; CV RA SUI	DE SOTO	LA	1703124486	0.0312500	0.0250000
70090.004.00	STEPHENSON ETAL 10H-1 ALT HA RA SU N	DE SOTO	LA	1703125794	0.0312500	0.0250000
70091.001.00	HOELL 12 1 ALT; CV RA SUX	DE SOTO	LA	1703124140	0.0669685	0.0535748
70092.001.00	MEIER 14 1 ALT; CV RA SUK	DE SOTO	LA	1703124141	0.0823570	0.0658856
70095.001.00	KILLEN 13 3 ALT_LCV RA SUM	BOSSIER	LA	1701524262	0.1656800	0.1169420
70095.002.00	MCDOWELL 13 1_CV RA SU31	BOSSIER	LA	1701523949	0.0994162	0.0663949
70095.002.01	MCDOWELL 13 1D ALT_HOSS RA SU31	BOSSIER	LA	1701523949	0.1010567	0.0707359
70095.003.00	DEGUEURCE J A 3 ALT_CV RA SU31	BOSSIER	LA	1701524352	0.0994162	0.0663949

B-4-20

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70095.004.00	KILLEN 13 6D ALT_CV RA SU31	BOSSIER	LA	1701524377	0.0994162	0.0663949
70095.004.01	KILLEN 13 6 ALT_LCV RA SUM	BOSSIER	LA	1701524377	0.1656797	0.1169422
70095.005.00	KILLEN 13 4	BOSSIER	LA	1701524354	0.1656797	0.1169422
70095.007.00	ARTEX 4 ALT_CV RA SU31	BOSSIER	LA	1701524419	0.1010568	0.0676254
70095.008.00	DEGUEURCE J A 4 ALT_HOSS RA SU31	BOSSIER	LA	1701524416	0.1010568	0.0676254
70098.001.00	KILLEN 13 5 ALT_LCV RA	BOSSIER	LA	1701524336	0.1656798	0.1169422
70098.001.01	KILLEN 13 5D ALT	BOSSIER	LA	1701524336	0.1010580	0.0676254
70115.001.00	DEGUEURCE J A 5 ALT_CV RA SU31	BOSSIER	LA	1701524486	0.1010567	0.0676254
70127.001.00	ROLAND WARE 14 1 ALT	DE SOTO	LA	1703124224	0.0823570	0.0658856
70128.001.00	TOMPKINS 2 7	BOSSIER	LA	1701524577	0.3619072	0.2712849	0.3589771	0.2690664
70129.001.00	KINCAIDE 2 1	BOSSIER	LA	1701524576	0.3619072	0.2712849	0.3589771	0.2690664
70131.001.00	ROBERTS 19 4 ALT	BOSSIER	LA	1701524591	0.1385424	0.0981009
70134.001.00	ETHEL WARE 12 1 ALT; CV RA SUX	DE SOTO	LA	1703124060	0.0669685	0.0535748
70138.001.00	KIRK 18 2	BOSSIER	LA	1701524580	0.3797543	0.2887236
70141.001.00	JOHNSON E E ESTATE 19 1; HA RA	BOSSIER	LA	1701524713	0.0591128	0.0419597
70146.001.00	KNIGHTON ETAL 11 5_HA RA SU99	BOSSIER	LA	1701524608	0.0966408	0.0832200
70146.002.00	KNIGHTON 11 6H LCV RA SU70	BOSSIER	LA	1701524726	0.1113873	0.0832000
70147.001.00	BRIDGES 31 4 ALT_HOSS RA SU4	BOSSIER	LA	1701524595	0.0734045	0.0551203
70157.001.00	WADZECK 12 2H ALT; HA RA SUE	DE SOTO	LA	1703124883	0.0669685	0.0537480
70160.001.00	THIGPEN 14 5H ALT	DE SOTO	LA	1703124899	0.0363971	0.0291177
70160.002.00	THIGPEN 14 #6 ALT HA RA SUG	DE SOTO	LA	1703125784	0.0363971	0.0291177

B-4-21

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
70160.003.00	THIGPEN 14 7 ALT HA RA SUG	DE SOTO	LA	1703125785	0.0363971	0.0291177
70164.001.00	EVANS 13 2H ALT	DE SOTO	LA	1703124951	0.0877169	0.0701735
70168.001.00	BRENNER 11 1 HA RA SUD	DE SOTO	LA	1703125037	0.1302266	0.1041812
70168.002.00	BRENNER 11 3; HA RA SUD	DE SOTO	LA	1703125673	0.1302266	0.1041812
70168.003.00	BRENNER 11 2; HA RA SUD	DE SOTO	LA	1703125672	0.1302266	0.1041812
70178.001.00	THIGPEN 13 3H ALT	DE SOTO	LA	1703125129	0.0819060	0.0705525
70179.001.00	LANE ETAL 14 2 ALT	DE SOTO	LA	1703125154	0.0363971	0.0291177
70179.002.00	LANE ETAL 14 #3 ALT HA RA SUG	DE SOTO	LA	1703125788	0.0363971	0.0291177
70179.003.00	LANE ETAL 14 4 ALT HA RA SUG	DE SOTO	LA	1703125789	0.0363971	0.0291177
70183.001.00	ANDERSON J C 10H 1; HA RA SUN	DE SOTO	LA	1703125198	0.0312500	0.0250000
70187.001.00	FEIST 7 16 11 H 1_HA RA SU130	BOSSIER	LA	1701524674	0.1648277	0.1252689
70188.001.00	FEIST 7 H 1 HA RA SU 130	BOSSIER	LA	1701524675	0.1648277	0.1252689
70192.000.00	MCDOWELL 7H-1 HA RA SU130	BOSSIER	LA	1701524746	0.1648277	0.1252689
70195.001.00	FRANKS 16-16-12 H1; HA RA SU11	BOSSIER	LA	1701524728	0.0929294	0.0743436
70196.000.00	LONG - DEHAN 7 H-2 HA RA SU130	BOSSIER	LA	1701524738	0.1648277	0.1252689
70197.000.00	LONG-DEHAN 7 H-3 HA RA SU130	BOSSIER	LA	1701524739	0.1648277	0.1252689
70198.001.00	BATES 14 #1 ALT HA RA SUG	DE SOTO	LA	1703125783	0.0363971	0.0291177
70198.002.00	BATES 14 2 ALT HA RA SUG	DE SOTO	LA	1703125787	0.0363971	0.0291177
70200.001.00	MCDOWELL 7H-2 HA RA SU130	BOSSIER	LA	1701524747	0.1648277	0.1252689
70201.001.00	MCDOWELL 7H-3 HA RA SU130	BOSSIER	LA	1701524748	0.1648277	0.1252689
70202.001.00	LONG-DEHAN 7H-1 HA RASU130	BOSSIER	LA	1701524737	0.1648277	0.1252689

B-4-22

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
73999.429.00	MCSWAIN 1	SHELBY	TX	4241931063	0.0000000	0.0009143
73999.430.00	MCSWAIN 2	SHELBY	TX	4241931126	0.0000000	0.0009143
73999.431.00	MCSWAIN 3	SHELBY	TX	4241931177	0.0000000	0.0009143
73999.432.00	MCSWAIN 5	SHELBY	TX	4241931257	0.0000000	0.0009143
73999.433.00	MCSWAIN 6	SHELBY	TX	4241931269	0.0000000	0.0009143
73999.434.00	MCSWAIN 7H	SHELBY	TX	4241931335	0.0000000	0.0009143
76000.001.00	GRANT 1	SHELBY	TX	4241930985	1.0000000	0.7610278
76000.002.00	GRANT 4	SHELBY	TX	4241931102	1.0000000	0.7610278
76000.003.00	GRANT 2	SHELBY	TX	4241931119	1.0000000	0.7610278
76000.004.00	GRANT 3	SHELBY	TX	4241931276	1.0000000	0.7610278
76000.005.00	GRANT 5	SHELBY	TX	4241931284	1.0000000	0.7610278
76001.001.00	NOBLES 1 T	SHELBY	TX	4241931069	1.0000000	0.7674377
76001.001.01	NOBLES 1 C	SHELBY	TX	4241931069	1.0000000	0.7674377
76001.001.02	NOBLES 1 PETTIT-TRAVIS PEAK	SHELBY	TX	4241931069	1.0000000	0.7674377
76001.002.00	NOBLES 3	SHELBY	TX	4241931110	1.0000000	0.7674377
76001.003.00	NOBLES 5	SHELBY	TX	4241931104	1.0000000	0.7674377
76001.004.00	NOBLES 9 T	SHELBY	TX	4241931127	1.0000000	0.7674377
76001.004.01	NOBLES 9 C	SHELBY	TX	4241931127	1.0000000	0.7674377
76001.004.02	NOBLES 9 PETTIT-TRAVIS PEAK FM	SHELBY	TX	4241931127	1.0000000	0.7674377
76001.005.00	NOBLES 2	SHELBY	TX	4241931123	1.0000000	0.7674377
76001.006.00	NOBLES 4 T	SHELBY	TX	4241931203	1.0000000	0.7674377

B-4-23

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
76001.006.01	NOBLES 4	SHELBY	TX	4241931203	1.0000000	0.7674377
76001.006.02	NOBLES 4 PETTIT-TRAVIS PEAK	SHELBY	TX	4241931203	1.0000000	0.7674377
76001.007.00	NOBLES 6	SHELBY	TX	4241931228	1.0000000	0.7674377
76001.008.00	NOBLES 7	SHELBY	TX	4241931298	1.0000000	0.7674294
76002.001.00	WHEELER 1	SHELBY	TX	4241931356	1.0000000	0.7856379
76002.002.00	WHEELER 2	SHELBY	TX	4241931199	1.0000000	0.7856379
76002.003.00	WHEELER 3	SHELBY	TX	4241931297	1.0000000	0.7856379
76002.010.00	WHEELER 10	SHELBY	TX	4241931449	1.0000000	0.7856379
76005.001.00	ADAMS GU 2	SHELBY	TX	4241931308	0.1523149	0.1270881
80001.001.00	708 JV S PYOTE 20 6 6	WARD	TX	4247530640	0.1250000	0.1041670
80001.002.00	708 JV S PYOTE 3 20 3L	WARD	TX	4247530413	0.1250000	0.1041670
80001.002.01	708 JV S PYOTE 3 20 3U	WARD	TX	4247530413	0.1250000	0.1041670
80002.001.00	8802 JV P FUHRMAN C 1	ANDREWS	TX	4200336575	0.3625350	0.2812429	0.3625350	0.2624934
80002.006.00	8802 JV P FUHRMAN C 14	ANDREWS	TX	4200337206	0.3625350	0.2624933
80002.007.00	8802 JV P FUHRMAN C 15	ANDREWS	TX	4200337309	0.3625350	0.2624933
80002.008.00	8802 JV FUHRMAN C16 684025 CLF	ANDREWS	TX	4200341125	0.2465237	0.1912452	0.2465237	0.1784955
80002.008.01	8802 JV FUHRMAN C16 684055 SA	ANDREWS	TX	4200341125	0.2465237	0.1912452	0.2465237
80002.009.00	8802 JV P FUHRMAN C 2	ANDREWS	TX	4200336642	0.3625350	0.2812429	0.3625350	0.2624934
80002.010.00	8802 JV P FUHRMAN C 3	ANDREWS	TX	4200336766	0.3625350	0.2812429	0.3628348	0.2624933
80002.011.00	8802 JV P FUHRMAN C 5	ANDREWS	TX	4200336850	0.3625350	0.2812429	0.3625348	0.2624934
80002.012.00	8802 JV P FUHRMAN C 6	ANDREWS	TX	4200336887	0.3625350	0.2812429	0.3625348	0.2624934

B-4-24

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80002.013.00	8802 JV P FUHRMAN C 7	ANDREWS	TX	4200336920	0.3625350	0.2812429	0.3625348	0.2624934
80002.014.00	8802 JV P FUHRMAN C 8W	ANDREWS	TX	4200336943	0.3625350	0.2812429	0.3625348	0.2624934
80003.001.00	ALLEN T P 1	SCURRY	TX	4241532140	0.0000081	0.0220566
80004.001.00	ALLISON 1	UPTON	TX	4246134839	0.0187500	0.0187500
80005.001.00	BEASLEY 48 1	TERRY	TX	4244532102	0.2500000	0.1875000
80005.002.00	BEASLEY 48 2	TERRY	TX	4244532103	0.2500000	0.1875000
80005.003.00	BEASLEY 48 3	TERRY	TX	4244532110	0.2500000	0.1875000
80005.004.00	BEASLEY 48 4	TERRY	TX	4244532112	0.2500000	0.1875000
80005.005.00	BEASLEY 48 5	TERRY	TX	4244532146	0.2500000	0.1875000
80006.000.00	BENEDUM SPRABERRY UNIT	UPTON	TX		0.0088430	0.0077376
80007.001.00	BERDA 1	UPTON	TX	4246134933	0.0281250	0.0281250
80007.002.00	BERDA 3	UPTON	TX	4246136775	0.0281250	0.0281250
80008.001.00	BRANCH B 1	IRION	TX	4223531249	0.1250000	0.1026367
80008.002.00	BRANCH B 2	IRION	TX	4223531282	0.1250000	0.1026367
80009.001.00	COOPER 43 1L	WARD	TX	4247530531	0.0318065	0.0267150
80009.001.01	COOPER 43 1U	WARD	TX	4247530531	0.0318065	0.0267150
80010.001.00	COOPER 43 2L	WARD	TX	4247534633	0.0318065	0.0267150
80010.001.01	COOPER 43 2U	WARD	TX	4247534633	0.0318065	0.0267150
80010.003.00	COOPER 43 3	WARD	TX	4247534681	0.0318065	0.0267150
80011.001.00	CRAVENS B 1	IRION	TX	4223530418	0.1875000	0.1406250
80011.002.00	CRAVENS B 2	IRION	TX	4223530522	0.1875000	0.1406250

B-4-25

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80011.003.00	CRAVENS B 3	IRION	TX	4223530528	0.1875000	0.1406250
80011.004.00	CRAVENS B 4	IRION	TX	4223530529	0.1875000	0.1406250
80011.005.00	CRAVENS B 5	IRION	TX	4223533617	0.1875000	0.1406250
80012.001.00	CRAZY WILDHORSE 110 UNIT 1H	UPTON	TX	4246134749	0.0046875	0.0046406
80012.002.00	DARBY WILDHORSE 110 UNIT 1H	UPTON	TX	4246134717	0.0046875	0.0046406
80013.001.00	MAYFIELD 447 D	CROCKETT	TX	4211054026	0.6462528	0.5050763
80014.001.00	EDWARDS 2	WARD	TX	4247532295	0.0000000	0.0381150
80015.001.00	FAT BOY 4 ORRI	WARD	TX	4247534798	0.0000000	0.0196172
80015.002.00	FAT BOY 5 ORRI	WARD	TX	4247534825	0.0000000	0.0196172
80016.001.00	FAT BOY 6	WARD	TX	4247535173	0.1603125	0.1294131
80017.001.00	FAYE 1	UPTON	TX	4246134939	0.0187500	0.0187500
80017.002.00	FAYE 2	UPTON	TX	4246136675	0.0187500	0.0187500
80017.003.00	FAYE 3	UPTON	TX	4246136437	0.0187500	0.0187500
80018.001.00	FRANKLIN 8 1	HOWARD	TX	4222735084	0.3184840	0.2574412
80019.001.00	GARNET 108 1H	UPTON	TX	4246134395	0.0257813	0.0257812
80020.001.00	HALE JOE JR 3	MARTIN	TX	4231732098	0.0957030	0.0884395
80021.000.00	HARPER DEVONIAN UNIT	ECTOR	TX		0.0864253	0.0729020
80022.000.00	HILLGER KOLB UNIT	GLASSCOCK	TX		0.1450000	0.1094750
80023.000.00	HOMANN SAN ANDRES UNIT	GAINES	TX		0.0524679	0.0449485
80024.001.00	HUTCHINSON WA 18 1	GLASSCOCK	TX	4217331079	0.1502750	0.1213782
80024.002.00	HUTCHINSON WA 18 10	GLASSCOCK	TX	4217331080	0.1502750	0.1213782

B-4-26

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80024.003.00	HUTCHINSON WA 18 13	GLASSCOCK	TX	4217331081	0.1502750	0.1213782
80024.004.00	HUTCHINSON WA 18 9	GLASSCOCK	TX	4217300002	0.1502750	0.1213782
80025.000.00	JO MILL UNIT	BORDEN	TX		0.0123663	0.0106026
80026.001.00	KONE A 1	PECOS	TX	4237101773	0.2500000	0.1894529
80027.001.00	LATRICE 1	UPTON	TX	4246135064	0.0281250	0.0281250
80027.002.00	LATRICE 2	UPTON	TX	4246135412	0.0281250	0.0281250
80028.001.00	MARSHALL 14 1	HOWARD	TX	4222735886	0.2500000	0.2112154
80029.001.00	MARTIN WH C 1	WARD	TX	4247535553	0.0000000	0.0312500	0.1250000	0.1250000
80030.001.00	MAYFIELD 13 B	CROCKETT	TX	4210540258	0.6462528	0.5050763
80031.001.00	MAYFIELD 438 A	CROCKETT	TX	4210540261	0.6462528	0.5139199
80032.001.00	MULDROW 19 1	TERRY	TX	4244500521	0.2500000	0.1875000
80032.002.00	MULDROW 19 2XH	TERRY	TX	4244532098	0.2500000	0.1875000
80032.003.00	MULDROW 19 5	TERRY	TX	4244500529	0.2500000	0.1875000
80032.004.00	MULDROW 19 8H	TERRY	TX	4244532202	0.2500000	0.1875000
80032.005.00	MULDROW 19A 4	TERRY	TX	4244532106	0.2500000	0.1875000
80032.999.00	S SUNFLOWER OIL GATHERING LACT	TERRY	TX		0.2500000	0.0000000
80032.999.01	S SUNFLOWER PH36 & POOL 37 OIL SALES PL	TERRY	TX		0.2578560	0.0000000
80033.001.00	MULDROW 23	TERRY	TX	4244532180	0.2479851	0.0000000
80034.001.00	MULDROW 1	TERRY	TX	4244532037	0.2500000	0.1968750
80034.002.00	MULDROW 10	TERRY	TX	4244532094	0.2500000	0.1968750
80034.003.00	MULDROW 11	TERRY	TX	4244532104	0.2500000	0.1968750

B-4-27

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80034.004.00	MULDROW 12	TERRY	TX	4244532101	0.2500000	0.1968750
80034.005.00	MULDROW 13	TERRY	TX	4244532105	0.2500000	0.1968750
80034.006.00	MULDROW 14Y	TERRY	TX	4244532111	0.2500000	0.1968750
80034.007.00	MULDROW 15	TERRY	TX	4244532138	0.2500000	0.1968750
80034.008.00	MULDROW 16	TERRY	TX	4244532139	0.2500000	0.1968750
80034.009.00	MULDROW 17	TERRY	TX	4244532140	0.2500000	0.1968750
80034.010.00	MULDROW 18	TERRY	TX	4244532141	0.2500000	0.1968750
80034.011.00	MULDROW 19	TERRY	TX	4244532142	0.2500000	0.1968750
80034.012.00	MULDROW 2	TERRY	TX	4244532071	0.2500000	0.1968750
80034.013.00	MULDROW 20	TERRY	TX	4244532143	0.2500000	0.1968750
80034.014.00	MULDROW 21	TERRY	TX	4244532144	0.2500000	0.1968750
80034.017.00	MULDROW 3	TERRY	TX	4244532069	0.2500000	0.1968750
80034.018.00	MULDROW 4	TERRY	TX	4244532070	0.2500000	0.1968750
80034.019.00	MULDROW 5	TERRY	TX	4244532086	0.2500000	0.1968750
80034.020.00	MULDROW 6	TERRY	TX	4244532085	0.2500000	0.1968750
80034.021.00	MULDROW 7	TERRY	TX	4244532092	0.2500000	0.1968750
80034.022.00	MULDROW 8	TERRY	TX	4244532087	0.2500000	0.1968750
80034.023.00	MULDROW 9	TERRY	TX	4244532089	0.2500000	0.1968750
80034.024.00	MULDROW #24 WIW	TERRY	TX	4244532268	0.2500000	0.1968750
80034.025.00	MULDROW #25 WIW	TERRY	TX	4244532269	0.2500000	0.1968750
80034.026.00	MULDROW 22 WIW	TERRY	TX	4244532291	0.2500000	0.1968750

B-4-28

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80035.001.00	MUNN 40 1	CRANE	TX	4210330527	0.7649250	0.6526808
80035.001.01	MUNN 1 U DUAL COMP	CRANE	TX	4210330527	0.7649250	0.6526808
80035.002.00	MUNN 40 1U	CRANE	TX	4210330684	0.7649250	0.6526808
80035.003.00	MUNN 540	CRANE	TX	4210330688	0.7649250	0.6554817
80035.004.00	MUNN 40 4L	CRANE	TX	4210330740	0.7649250	0.6526808
80035.005.00	MUNN 40 6L	CRANE	TX	4210330766	0.7649250	0.6526808
80035.006.00	MUNN 40 8	CRANE	TX	4210330840	0.7649250	0.6526808
80035.007.00	MUNN 40 12	CRANE	TX	4210332214	0.7649250	0.6526808
80035.008.00	MUNN 240	ANDREWS	TX	4210330588	0.7649250	0.6535941
80035.009.00	MUNN 640	ANDREWS	TX	4210330757	0.7649250	0.6535941
80035.010.00	MUNN 340	ANDREWS	TX	4210330590	0.7649250	0.6535941
80036.001.00	MUNN 40 A4	CRANE	TX	4210330684	0.6952725	0.5532907
80036.002.00	MUNN A 2	CRANE	TX	4210330697	0.6918853	0.5476485
80036.003.00	MUNN A 3	CRANE	TX	4210330702	0.6918853	0.5476485
80036.004.00	MUNN A 7	CRANE	TX	4210330792	0.6918853	0.5476485
80037.001.00	OLIVIA 1	UPTON	TX	4246134838	0.0281250	0.0281250
80038.001.00	PARKER 1	UPTON	TX	4246135778	0.0187500	0.0187500
80039.000.00	PECOS VLY 5400 DEV UNIT	PECOS	TX		0.2396730	0.1733552
80040.001.00	PERNER PC 1	CROCKETT	TX	4210532998	0.0585940	0.0488281
80041.001.00	POOL 37 1	TERRY	TX	4244532126	0.2500000	0.1977946
80041.002.00	POOL 37 17	TERRY	TX	4244532175	0.2500000	0.1977946

B-4-29

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80041.003.00	POOL 37 19	TERRY	TX	4244532170	0.2500000	0.1977946
80041.004.00	POOL 37 2	TERRY	TX	4244532125	0.2500000	0.1977946
80041.005.00	POOL 37 3	TERRY	TX	4244532147	0.2500000	0.1977946
80041.006.00	POOL 37 4	TERRY	TX	4244532148	0.2500000	0.1977946
80041.007.00	POOL 37 5	TERRY	TX	4244532196	0.2500000	0.1977946
80041.008.00	POOL 37 6	TERRY	TX	4244532197	0.2500000	0.1977946
80042.003.00	POOL HANNES 36 1136	TERRY	TX	4244531522	0.3103363	0.2327522
80042.004.00	POOL HANNES 36 1236	TERRY	TX	4244531514	0.3103363	0.2327522
80042.005.00	POOL HANNES 36 1336	TERRY	TX	4244531525	0.3103363	0.2327522
80042.006.00	POOL HANNES 36 1436	TERRY	TX	4244531513	0.3103363	0.2327522
80042.007.00	POOL HANNES 36 1536	TERRY	TX	4244531807	0.0037826	0.0028369
80042.011.00	POOL HANNES 36 19 WI	TERRY	TX	4244532177	0.2489925	0.1867444
80042.012.00	POOL HANNES 36 20 WI	TERRY	TX	4244532176	0.2479850	0.1867444
80042.013.00	POOL HANNES 36 21	TERRY	TX	4244532209	0.2620616	0.0000000
80042.014.00	POOL HANNES 36 22 WIW	TERRY	TX	4244532261	0.2479851	0.0000000
80042.015.00	POOL HANNES 36 23 WIW	TERRY	TX	4244532260	0.2640766	0.0000000
80042.016.00	POOL HANNES 36 3036	TERRY	TX	4244531266	0.3103363	0.2327522
80042.017.00	POOL HANNES 36 4036	TERRY	TX	4244531260	0.3103363	0.2327522
80042.019.00	POOL HANNES 36 6036	TERRY	TX	4244531404	0.3103363	0.2327522
80042.020.00	POOL HANNES 36 7036	TERRY	TX	4244531420	0.3103363	0.2327522
80042.021.00	POOL HANNES 36 8036	TERRY	TX	4244531507	0.3103363	0.2327522

B-4-30

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80042.022.00	POOL HANNES 36 9036	TERRY	TX	4244531419	0.3103363	0.2327522
80043.001.00	POOL HANNES 37 2	TERRY	TX	4244531233	0.3750000	0.2812500
80044.001.00	QUINN 16 1 SWD	HOWARD	TX	4222734719	0.2080000	0.0000000
80045.001.00	RANCH HAND 55 1	CROCKETT	TX	4210538245	0.0845799	0.0707926
80045.002.00	RANCH HAND 55 2	CROCKETT	TX	4210538251	0.0845799	0.0707926
80045.003.00	RANCH HAND 55-4	PECOS	TX	4210538959	0.0845799	0.0707926	0.0000000	0.0000000
80046.001.00	RANCH HAND 55 3 SWD	CROCKETT	TX	4210538250	0.0849666	0.0000000
80047.001.00	RED DRAW 5	HOWARD	TX	4222735273	0.1250000	0.1250000
80048.001.00	RILEY 1	UPTON	TX	4246135766	0.0281250	0.0281250
80049.001.00	ROCKER B 1Z	REAGAN	TX	4238330125	0.2500000	0.1875000
80049.002.00	ROCKER B 4Z	REAGAN	TX	4238333390	0.2500000	0.1875000
80049.003.00	ROCKER B 5Z	IRION	TX	4223533619	0.2500000	0.1875000
80049.004.00	ROCKER B 9Z	IRION	TX	4223534233	0.2500000	0.1875000
80050.001.00	ROCKER B CC 5	IRION	TX	4223533752	0.1750000	0.1312500
80051.001.00	ROCKER B 3KK	IRION	TX	4223530166	0.2500000	0.1875000
80051.002.00	ROCKER B 4KK	IRION	TX	4223530167	0.2500000	0.1875000
80051.003.00	ROCKER B 6KK	IRION	TX	4223533361	0.2500000	0.1875000
80051.004.00	ROCKER B 7KK	IRION	TX	4223533362	0.2500000	0.1875000
80051.005.00	ROCKER B 8KK	IRION	TX	4223533363	0.2500000	0.1875000
80051.007.00	ROCKER B 9KK	IRION	TX	4223534235	0.2500000	0.1875000
80051.008.00	ROCKER "B" 5KK	IRION	TX	4223533107	0.2500000	0.1875000

B-4-31

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80052.001.00	ROCKER B 5NN	IRION	TX	4223533659	0.2500000	0.1875000
80052.002.00	ROCKER B 6NN	IRION	TX	4223533662	0.2500000	0.1875000
80052.003.00	ROCKER B 7NN	IRION	TX	4223533661	0.2500000	0.1875000
80053.001.00	ROCKER B 5MM	IRION	TX	4223533038	0.2500000	0.1875000
80053.002.00	ROCKER B 6MM	IRION	TX	4223533104	0.2500000	0.1875000
80053.003.00	ROCKER B 7MM	IRION	TX	4223533365	0.2500000	0.1875000
80053.004.00	ROCKER B 8MM	IRION	TX	4223533364	0.2500000	0.1875000
80053.005.00	ROCKER B 9MM	IRION	TX	4223533652	0.2500000	0.1875000
80054.001.00	ROCKER B 1FF	IRION	TX	4223530127	0.2500000	0.1875000
80054.002.00	ROCKER B 3FF	IRION	TX	4223530132	0.2500000	0.1875000
80054.003.00	ROCKER B 5FF	IRION	TX	4223533651	0.2500000	0.1875000
80055.001.00	ROCKER B 10X	IRION	TX	4223530089	0.2500000	0.1875000
80055.002.00	ROCKER B 27X	IRION	TX	4223533653	0.2500000	0.1875000
80055.003.00	ROCKER B 18X	REAGAN	TX	4238333393	0.2500000	0.1875000
80055.004.00	ROCKER B 23X	REAGAN	TX	4238333494	0.2500000	0.1875000
80055.005.00	ROCKER B 33X	REAGAN	TX	4238336197	0.2500000	0.1875000
80055.006.00	ROCKER B 7X	REAGAN	TX	4238330124	0.2500000	0.1875000
80055.007.00	ROCKER B 8X	REAGAN	TX	4238330128	0.2500000	0.1875000
80055.008.00	ROCKER B 9X	IRION	TX	4223530092	0.2500000	0.1875000
80055.009.00	ROCKER “B” 2X	REAGAN	TX	4238330118	0.2500000	0.1875000
80055.010.00	ROCKER “B” 4X	REAGAN	TX	4238332173	0.2500000	0.1875000

B-4-32

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80055.011.00	ROCKER “B” 6X	REAGAN	TX	4238330114	0.2500000	0.1875000
80055.012.00	ROCKER “B” 12X	IRION	TX	4223531896	0.2500000	0.1875000
80055.013.00	ROCKER “B” 13X	IRION	TX	4223530078	0.2500000	0.1875000
80055.014.00	ROCKER “B” 14X	IRION	TX	4223530083	0.2500000	0.1875000
80055.015.00	ROCKER “B” 16X	IRION	TX	4223530100	0.2500000	0.1875000
80055.016.00	ROCKER “B” 17X	REAGAN	TX	4238332863	0.2500000	0.1875000
80055.017.00	ROCKER “B” 19X	REAGAN	TX	4238333429	0.2500000	0.1875000
80055.018.00	ROCKER “B” 20X	REAGAN	TX	4238333424	0.2500000	0.1875000
80055.019.00	ROCKER “B” 21X	REAGAN	TX	4238333493	0.2500000	0.1875000
80055.020.00	ROCKER “B” 22X	REAGAN	TX	4238333495	0.2500000	0.1875000
80055.021.00	ROCKER “B” 24X	IRION	TX	4223532891	0.2500000	0.1875000
80055.022.00	ROCKER “B” 25X	IRION	TX	4223533631	0.2500000	0.1875000
80055.023.00	ROCKER “B” 29X	IRION	TX	4223534320	0.2500000	0.1875000
80056.005.00	ROCKER B 5JJ	REAGAN	TX	4223532868	0.2500000	0.1875000
80056.006.00	ROCKER B 7JJ	IRION	TX	4223533669	0.2500000	0.1875000
80057.001.00	ROCKER B 4GG	IRION	TX	4223531880	0.2500000	0.1875000
80057.002.00	ROCKER B 5GG	IRION	TX	4223533618	0.2500000	0.1875000
80057.003.00	ROCKER B 6GG	IRION	TX	4223533647	0.2500000	0.1875000
80057.004.00	ROCKER B 7GG	IRION	TX	4223533658	0.2500000	0.1875000
80061.001.00	ROCKER B 1HH	IRION	TX	4223530137	0.2500000	0.1875000
80061.002.00	ROCKER B 2HH	IRION	TX	4223530213	0.2500000	0.1875000

B-4-33

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80061.004.00	ROCKER B 3HH	IRION	TX	4223530214	0.2500000	0.1875000
80061.005.00	ROCKER B 5HH	IRION	TX	4223533306	0.2500000	0.1875000
80061.006.00	ROCKER B 6HH	IRION	TX	4223533305	0.2500000	0.1875000
80061.007.00	ROCKER B 7HH	IRION	TX	4223533435	0.2500000	0.1875000
80061.008.00	ROCKER B 8HH	IRION	TX	4223533429	0.2500000	0.1875000
80061.009.01	ROCKER B 9HH	IRION	TX	4223534234	0.2500000	0.1875000
80062.001.00	ROCKER B 1SS	REAGAN	TX	4238330299	0.2500000	0.1875000
80062.003.00	ROCKER B 3SS	IRION	TX	4223530232	0.2500000	0.1875000
80062.004.00	ROCKER B 4SS	IRION	TX	4223530230	0.2500000	0.1875000
80062.005.00	ROCKER B 6SS	REAGAN	TX	4238334683	0.2500000	0.1875000
80062.006.00	ROCKER “B” 2SS	REAGAN	TX	4238330298	0.2500000	0.1875000
80063.001.00	ROMONE UNIT 1	WARD	TX	4247530511	0.0544085	0.0465154
80064.002.00	RUBY 1	MARTIN	TX	4231735696	0.0899900	0.0700271
80065.001.00	SIBLEY STATE GU 2 1	PECOS	TX	4237110646	0.3638888	0.3184027
80066.001.00	SIMPSON CANYON 1044 UNIT 1	CROCKETT	TX	4210539658	0.0000000	0.0100331
80067.001.00	SIMPSON CANYON 2027 UNIT 1	CROCKETT	TX	4210539779	0.0000000	0.0105332
80067.002.00	SIMPSON CANYON 2027 UNIT 2	CROCKETT	TX	4210540875	0.0000000	0.0105332
80068.001.00	SIMPSON CANYON 2044 UNIT 1	CROCKETT	TX	4210539794	0.2500000	0.2112154
80069.001.00	SIMPSON CANYON 3044 UNIT 1	CROCKETT	TX	4210539912	0.2500000	0.2112154
80070.001.00	SINCLAIR CONNELL 1022U	ECTOR	TX	4213520633	0.5456250	0.3879053
80071.001.00	SLAUGHTER 2	BORDEN	TX	4203300411	0.5000000	0.4375000

B-4-34

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80072.001.00	SOFT TAIL 1 ORRI	WARD	TX	4247534601	0.0000000	0.0185400
80072.002.00	SOFT TAIL 2 ORRI	WARD	TX	4247534671	0.0000000	0.0185400
80073.003.00	SOFT TAIL 3 ORRI	WARD	TX	4247534703	0.0000000	0.0185400
80074.000.00	SPRABERRY DRIVER UNIT	GLASSCOCK	TX		0.0095793	0.0076828
80075.001.00	SPRING CREEK 1	IRION	TX	4223531926	0.1912500	0.1405688
80075.002.00	SPRING CREEK 2	IRION	TX	4223532013	0.1912500	0.1405688
80076.001.00	SUGG ELA C 55 1	IRION	TX	4223530761	0.1250000	0.1035158
80076.002.00	SUGG ELA C 55 2	IRION	TX	4223531161	0.1250000	0.1035158
80076.003.00	SUGG ELA C 55 4	IRION	TX	4223533687	0.1250000	0.1035158
80077.001.00	TUBB 9 UNIT 1	WINKLER	TX	4249510933	0.0074507	0.0061089
80077.002.00	TUBB 9 UNIT 2	WINKLER	TX	4249532997	0.0074507	0.0063425
80078.001.00	TUBB ESTATE 1	WINKLER	TX	4249510811	0.0000000	0.0000000	0.0076661	0.0065521
80079.001.00	TUBB ESTATE 2-25	WINKLER	TX	4249530016	0.0076661	0.0065521
80079.002.00	TUBB ESTATE 2 1L	WINKLER	TX	4249531705	0.0024811	0.0021016
80079.003.00	TUBB ESTATE 2 1U	WINKLER	TX	4249531705	0.0024811	0.0021016
80080.001.00	TUBB ESTATE 22 1R	WINKLER	TX	4249510934	0.0000000	0.0112403
80080.002.00	TUBB ESTATE 22 2	WINKLER	TX	4249532057	0.0000000	0.0112403
80081.001.00	TUBB ESTATE 3	WINKLER	TX	4249532097	0.0000000	0.0000000	0.0082672	0.0077574
80082.001.00	TUBB ESTATE A1022	WINKLER	TX	4249531858	0.0000000	0.0112403
80083.001.00	TUBB JB F 25	CRANE	TX	4210335435	0.0000000	0.0489843
80083.002.00	TUBB JB F 26	CRANE	TX	4210335459	0.0000000	0.0489843

B-4-35

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80083.003.00	TUBB JB F 27	CRANE	TX	4210335434	0.0000000	0.0489843
80083.004.00	TUBB JB F 28	CRANE	TX	4210335439	0.0000000	0.0519774
80083.005.00	TUBB JB F 29	CRANE	TX	4210335455	0.0000000	0.0519774
80083.006.00	TUBB JB F 30	CRANE	TX	4210335456	0.0000000	0.0519774
80083.007.00	TUBB JB F 31	CRANE	TX	4210335457	0.0000000	0.0489843
80083.008.00	TUBB JB F 32	CRANE	TX	4210335458	0.0000000	0.0489843
80083.009.00	TUBB JB J 2	CRANE	TX	4210335568	0.0000000	0.0567968
80083.010.00	TUBB JB J WELL 1	CRANE	TX	4210305523	0.0000000	0.0500819
80083.011.00	TUBB JB F 5U	CRANE	TX	4210302812	0.0000000	0.0489843
80083.012.00	TUBB JB F 9L	CRANE	TX	4210330940	0.0000000	0.0489843
80083.013.00	TUBB JB F 10L	CRANE	TX	4210331125	0.0000000	0.0489843
80083.014.00	TUBB JB F 11L	CRANE	TX	4210331204	0.0000000	0.0489843
80083.015.00	TUBB JB F 12L	CRANE	TX	4210331312	0.0000000	0.0489843
80083.016.00	TUBB JB F 13L	CRANE	TX	4210331396	0.0000000	0.0489843
80083.017.00	TUBB JB F 14L	CRANE	TX	4210331464	0.0000000	0.0489843
80083.018.00	TUBB JB F 15	CRANE	TX	4210331465	0.0000000	0.0489843
80083.019.00	TUBB JB F 16	CRANE	TX	4210331910	0.0000000	0.0489843
80083.020.00	TUBB JB F 17	CRANE	TX	4210332217	0.0000000	0.0489843
80083.021.00	TUBB JB F 19	CRANE	TX	4210332234	0.0000000	0.0489843
80083.022.00	TUBB JB F 18	CRANE	TX	4210332235	0.0000000	0.0489843
80083.023.00	TUBB JB F 20	CRANE	TX	4210332495	0.0000000	0.0489843

B-4-36

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80083.024.00	TUBB JB F 22	CRANE	TX	4210333286	0.0000000	0.0489843
80083.025.00	TUBB JB F 24	CRANE	TX	4210333315	0.0000000	0.0489843
80083.026.00	TUBB JB F 23	CRANE	TX	4210333318	0.0000000	0.0489843
80083.027.00	TUBB JB F 34	CRANE	TX	4210335555	0.0000000	0.0489843
80083.028.00	TUBB JB F 35	CRANE	TX	4210335556	0.0000000	0.0489843
80083.029.00	TUBB JB F 33	CRANE	TX	4210335561	0.0000000	0.0489843
80083.030.00	TUBB JB F 36	CRANE	TX	4210335609	0.0000000	0.0489843
80083.031.00	TUBB JB F 37	CRANE	TX	4210335610	0.0000000	0.0489843
80083.032.00	TUBB JB F 1	CRANE	TX	4210305636	0.0000000	0.0489843
80083.033.00	TUBB JB F 2	CRANE	TX	4210305637	0.0000000	0.0489843
80083.034.00	TUBB JB F 3	CRANE	TX	4210305639	0.0000000	0.0489843
80083.035.00	TUBB JB F 4U	CRANE	TX	4210302811	0.0000000	0.0489843
80083.036.00	TUBB JB F 21L	CRANE	TX	4210332496	0.0000000	0.0489843
80084.000.00	TXL DEVON MAIN PAY UNIT	ECTOR	TX		0.0860842	0.0604377
80085.001.00	UNIVERSITY 18 4 2	WARD	TX	4247531989	0.1014209	0.0845174
80085.002.00	UNIVERSITY 18 4 3	WARD	TX	4247532169	0.1014209	0.0845174
80086.001.00	UNIVERSITY 18 6 2	WARD	TX	4247530593	0.0977806	0.0793693
80087.001.00	UNIVERSITY 18 6 3	WARD	TX	4247534200	0.0990948	0.0820107
80088.001.00	UP FOR GRABS 1	SCURRY	TX	4241533155	0.4375000	0.3575809
80089.001.00	WARD 17 1	HOWARD	TX	4222735842	0.2500000	0.2112154
80090.001.00	WINDHAM 108 1H	UPTON	TX	4246134324	0.0164063	0.0145312

B-4-37

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80090.002.00	WINDHAM 108 2H	UPTON	TX	4246134332	0.0164063	0.0145312
80091.001.00	WINDHAM R S 1	UPTON	TX	4246104292	0.0000000	0.0117187
80092.001.00	WINDHAM WILDHORSE 110 1H	UPTON	TX	4246134501	0.0046875	0.0046406
80092.002.00	WRAGE HENDRICKSON 11	GLASSCOCK	TX	4217333110	0.0000000	0.0000000	0.2500000	0.2050783	0.2500000	0.2187500
80092.003.00	WRAGE HENDRICKSON 3	GLASSCOCK	TX	4217301094	0.2500000	0.2050783	0.2500000	0.2187500
80092.004.00	WRAGE HENDRICKSON 4	GLASSCOCK	TX	4217301095	0.2500000	0.2050783	0.2500000	0.2187500
80092.005.00	WRAGE HENDRICKSON 6	GLASSCOCK	TX	4217301097	0.2500000	0.2050783	0.2500000	0.2187500
80092.006.00	WRAGE-HENDRICKSON A 9	GLASSCOCK	TX	4217331492	0.2500000	0.2050783	0.2500000	0.2187500
80093.001.00	WRAGE HENDRICKSON A 10	GLASSCOCK	TX	4217333109	0.2500000	0.2050783	0.2500000	0.2187500
80094.001.00	MONTE 1	UPTON	TX	4246135063	0.0281250	0.0281250
80095.002.00	SUGG ELA C 71 2	IRION	TX	4223531455	0.1250000	0.1035156
80095.003.00	SUGG ELA C 71 3	IRION	TX	4223531468	0.1250000	0.1035156
80095.004.00	SUGG ELA C 71 4	UPTON	TX	4223533686	0.1250000	0.1035156
80096.001.00	TUBB 1 UNIT 1	WINKLER	TX	4249530070	0.0000000	0.0000000	0.0020164	0.0019390
80097.001.00	NEAL A 2	UPTON	TX	4246133398	0.1417213	0.1095379
80098.001.00	BLAKENEY B H E 1	ECTOR	TX	4213507767	0.0312500	0.0312500
80099.001.00	COLONEL POTTER 1	ECTOR	TX	4213538145	0.1500000	0.1247601
80100.000.00	CORRIGAN COWDEN UNIT	ECTOR	TX		0.1220981	0.1068358
80101.001.00	CUTLASS 1	WINKLER	TX	4249532936	0.1500000	0.1125000
80101.002.00	CUTLASS 2	WINKLER	TX	4249532941	0.1500000	0.1125000
80101.003.00	CUTLASS 3	ECTOR	TX	4213538632	0.1500000	0.1125000

B-4-38

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80101.004.00	CUTLASS 4	ECTOR	TX	4213538732	0.1500000	0.1125000
80101.005.00	CUTLASS 5	ECTOR	TX	4213538745	0.1500000	0.1125000
80101.006.00	CUTLASS 6	WINKLER	TX	4249532981	0.1500000	0.1125000
80102.001.00	DINES 1C	GAINES	TX	4216537033	0.0000000	0.0312500
80103.001.00	ESPADA 1	WINKLER	TX	4249532950	0.1009318	0.0758970
80103.002.00	ESPADA 2	WINKLER	TX	4249532957	0.1009318	0.0758970
80103.003.00	ESPADA 3	WINKLER	TX	4249532979	0.1009318	0.0758970
80104.001.00	FALCATTA 1	ECTOR	TX	4213538746	0.1500000	0.1312500
80104.002.00	FALCATTA 2	ECTOR	TX	4213538744	0.1500000	0.1312500
80104.003.00	FALCATTA 4	WINKLER	TX	4249533083	0.1500000	0.1312500
80104.004.00	FALCATTA 3Y	WINKLER	TX	4249533082	0.1500000	0.1312500
80105.001.00	FOIL 1	ECTOR	TX	4213538630	0.1500000	0.2375000
80105.002.00	FOIL 2	ECTOR	TX	4213538631	0.1500000	0.2375000
80106.001.00	FRANK BURNS 1H	ECTOR	TX	4213537977	0.1500000	0.1312500
80106.002.00	FRANK BURNS 2H	ECTOR	TX	4213538176	0.1500000	0.1312500
80107.001.00	HAWKEYE A 1	ECTOR	TX	4213537767	0.1500000	0.1143752
80107.002.00	HAWKEYE B 1	ECTOR	TX	4213537816	0.1500000	0.1154571
80107.003.00	HAWKEYE C 1	ECTOR	TX	4213537793	0.1500000	0.1168283
80108.001.00	HENDRICKSON A 1	GLASSCOCK	TX	4217331555	0.0161483	0.0131205
80108.002.00	HENDRICKSON A 2	GLASSCOCK	TX	4217331723	0.0161483	0.0131205
80109.001.00	HOT LIPS 1	ECTOR	TX	4213537815	0.1500000	0.1125000

B-4-39

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80109.002.00	HOT LIPS 2	ECTOR	TX	4213538016	0.1500000	0.1125000
80109.003.00	HOT LIPS 3	WINKLER	TX	4249532880	0.1500000	0.1125000
80109.004.00	HOT LIPS 4	WINKLER	TX	4249532891	0.1500000	0.1125000
80110.001.00	HOULIHAN 1	WINKLER	TX	4249532885	0.1500000	0.2375000
80110.002.00	HOULIHAN 2	WINKLER	TX	4249532892	0.1500000	0.2375000
80111.001.00	KLINGER A 1	ECTOR	TX	4213537946	0.1125000	0.0871875
80111.002.00	KLINGER A 2H	ECTOR	TX	4213538108	0.1125000	0.0871875
80112.000.00	N CENTRAL LEVELLAND UNIT	COCHRAN	TX		0.3092974	0.2330567
80113.000.00	NORTH COWDEN UNIT	ANDREWS	TX		0.0851833	0.0756677
80113.Z99.00	NORTH COWDEN WATER SYS (INVESTMENT ONLY)	ECTOR	TX		0.0851833	0.0000000
80113.Z99.01	HOLT R COOP 34 OB (INV)	ECTOR	TX		0.0425916	0.0000000
80113.Z99.02	NCU TRIAD INJ COOP WELLS	ECTOR	TX		0.0851832	0.0000000
80113.Z99.03	NCU COOP 5-14 25-31 26 WELLS	ECTOR	TX		0.0425916	0.0000000
80114.001.00	PHILLIPS UNIVERSITY 28 B5	ANDREWS	TX	4200332707	0.4440832	0.3225649
80114.002.00	PHILLIPS UNIVERSITY 28 B8	ANDREWS	TX	4200333547	0.4995935	0.3606068	0.4440831	0.3225649
80114.003.00	PHILLIPS UNIVERSITY 28 B9	ANDREWS	TX	4200333548	0.4995935	0.3606068	0.4440831	0.3225649
80115.001.00	RADAR A 1	WINKLER	TX	4249532781	0.1480434	0.1146535
80115.002.00	RADAR A 2	WINKLER	TX	4249532866	0.1480434	0.1146535
80116.001.00	RADAR B 1H	WINKLER	TX	4249532829	0.1480434	0.1146535
80116.002.00	RADAR B 2	WINKLER	TX	4213538151	0.1480434	0.1146535
80117.000.00	SOUTH FOSTER UNIT	ECTOR	TX		0.1265356	0.1107187

B-4-40

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80118.001.00	SABRE 1	WINKLER	TX	4249532931	0.1384318	0.1040220
80118.002.00	SABRE 2	WINKLER	TX	4249532933	0.1384318	0.1040220
80118.003.00	SABRE 3	WINKLER	TX	4249532951	0.1384318	0.1040220
80119.001.00	SAMURAI 1H	WINKLER	TX	4249533026	0.1000000	0.1375000
80119.002.00	SAMURAI 3H	WINKLER	TX	4249533028	0.1000000	0.0750000
80119.003.00	SAMURAI A 4H	WINKLER	TX	4249533144	0.1000000	0.0750000
80120.001.00	SCIMITAR 1	ECTOR	TX	4213538451	0.1075523	0.0816590
80120.002.00	SCIMITAR 2	ECTOR	TX	4213538461	0.0941306	0.0703311
80120.003.00	SCIMITAR 3	ECTOR	TX	4213538597	0.0941306	0.0703315
80120.004.00	SCIMITAR 4	ECTOR	TX	4213538544	0.1316306	0.0988115	0.0941306	0.0703311
80120.005.00	SCIMITAR 5	ECTOR	TX	4213538813	0.0941306	0.0706869
80120.006.00	SCIMITAR 6	ECTOR	TX	4213538812	0.0941306	0.0706869
80121.001.00	SHASHKA 1	ECTOR	TX	4213538847	0.1456500	0.1213750
80122.001.00	SAMURAI UNIT 2H	WINKLER	TX	4249533027	0.1333333	0.1312500	0.1000000	0.1062500
80123.001.00	STICKLESTAD 1H	WINKLER	TX	4249533142	0.1000000	0.0750000
80123.002.00	STICKLESTAD 2H	WINKLER	TX	4249533143	0.1333330	0.1000000	0.1000000	0.0750000
80124.001.00	TRAPPER JOHN A 1	ECTOR	TX	4213537865	0.1500000	0.1144191
80125.001.00	TUBB JB ESTATE 16 1	CRANE	TX	4210335328	0.3562663	0.2870361
80126.001.00	TURMAN 1	GAINES	TX	4216536835	0.2500000	0.2500000
80127.001.00	UNIVERSITY 11 1 A2	ANDREWS	TX	4200300290	0.5000000	0.4375000
80127.002.00	UNIVERSITY 11 1 A1	ANDREWS	TX	4200300433	0.5000000	0.4375000

B-4-41

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80127.003.00	UNIVERSITY 11 1 A10	ANDREWS	TX	4200336589	0.5000000	0.4375000
80127.004.00	UNIVERSITY 11 1 A11	ANDREWS	TX	4200336165	0.5000000	0.4375000
80127.005.00	UNIVERSITY 11 1 A14	ANDREWS	TX	4200338916	0.5000000	0.4375000
80127.006.00	UNIVERSITY 11 1 A15	ANDREWS	TX	4200338915	0.5000000	0.4375000
80127.007.00	UNIVERSITY 11 1 A16	ANDREWS	TX	4200338914	0.5000000	0.4375000
80127.008.00	UNIVERSITY 11 1 A3	ANDREWS	TX	4200300293	0.5000000	0.4375000
80127.009.00	UNIVERSITY 11 1 A9	ANDREWS	TX	4200335952	0.5000000	0.4375000
80127.010.00	UNIVERSITY 11 1 B10	ANDREWS	TX	4200338926	0.5000000	0.4375000
80127.011.00	UNIVERSITY 11 1 B2	ANDREWS	TX	4200300454	0.5000000	0.4375000
80127.012.00	UNIVERSITY 11 1 B6	ANDREWS	TX	4200335951	0.5000000	0.4375000
80127.013.00	UNIVERSITY 11 1 B7	ANDREWS	TX	4200338778	0.5000000	0.4375000
80127.014.00	UNIVERSITY 11 1 B9	ANDREWS	TX	4200338913	0.5000000	0.4375000
80127.015.00	UNIVERSITY 11 1 C08	ANDREWS	TX	4200335641	0.5000000	0.4375000
80127.016.00	UNIVERSITY 11 1 C1	ANDREWS	TX	4200300438	0.5000000	0.4375000
80127.017.00	UNIVERSITY 11 1 C10	ANDREWS	TX	4200338927	0.5000000	0.4375000
80127.018.00	UNIVERSITY 11 1 C11	ANDREWS	TX	4200338912	0.5000000	0.4375000
80127.019.00	UNIVERSITY 11 1 C12	ANDREWS	TX	4200338925	0.5000000	0.4375000
80127.020.00	UNIVERSITY 11 1 C2	ANDREWS	TX	4200300455	0.5000000	0.4375000
80127.021.00	UNIVERSITY 11 1 C7	ANDREWS	TX	4200334903	0.5000000	0.4375000
80127.022.00	UNIVERSITY 11 1 C9	ANDREWS	TX	4200338585	0.5000000	0.4375000
80127.023.00	UNIVERSITY 11 1 D1	ANDREWS	TX	4200300451	0.5000000	0.4375000

B-4-42

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80127.024.00	UNIVERSITY 11 1 D10	ANDREWS	TX	4200334901	0.5000000	0.4375000
80127.025.00	UNIVERSITY 11 1 D11	ANDREWS	TX	4200336735	0.5000000	0.4375000
80127.026.00	UNIVERSITY 11 1 D12	ANDREWS	TX	4200338584	0.5000000	0.4375000
80127.027.00	UNIVERSITY 11 1 D13	ANDREWS	TX	4200338735	0.5000000	0.4375000
80127.028.00	UNIVERSITY 11 1 D13A	ANDREWS	TX	4200338781	0.5000000	0.4375000
80127.029.00	UNIVERSITY 11 1 D14	ANDREWS	TX	4200338779	0.5000000	0.4375000
80127.030.00	UNIVERSITY 11 1 D15	ANDREWS	TX	4200338725	0.5000000	0.4375000
80127.031.00	UNIVERSITY 11 1 D17	ANDREWS	TX	4200338928	0.5000000	0.4375000
80127.032.00	UNIVERSITY 11 1 D2	ANDREWS	TX	4200300333	0.5000000	0.4375000
80127.033.00	UNIVERSITY 11 1 D3	ANDREWS	TX	4200300305	0.5000000	0.4375000
80127.034.00	UNIVERSITY 11 1 D5	ANDREWS	TX	4200300320	0.5000000	0.4375000
80128.000.00	WEST SPRABERRY UNIT	DAWSON	TX		0.2273815	0.1965005
80129.001.00	WILLIAMSON EST 28 1	ECTOR	TX	4213535214	0.1500000	0.1125000
80130.000.00	YATES FIELD UNIT	PECOS	TX		0.0084299	0.0073782
80130.999.00	YATES GAS PLANT RC1066	PECOS	TX		0.0084299	0.0073782
80130.999.01	YATES WATER COLLECTION GATH RC1066	PECOS	TX		0.0084299	0.0073782
80130.999.02	YATES PROD GATH SYSTEM RC1066	PECOS	TX		0.0084299	0.0073782
80130.999.03	YATES GENERAL FIELD RC1066	PECOS	TX		0.0084299	0.0073782
80130.999.04	YATES INJ DISTRIBUTION RC1066	PECOS	TX		0.0084299	0.0073782
80130.999.05	YATES STATIONS RC1066	PECOS	TX		0.0084299	0.0073782
80130.999.06	YATES CENTRAL BATTERY RC1066	PECOS	TX		0.0084299	0.0073782

B-4-43

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
80130.999.07	YATES WATER INJ STAT RC1066	PECOS	TX		0.0084299	0.0073782
80130.999.08	YATES CATHODIC PROTECTION	PECOS	TX		0.0084299	0.0073782
80130.999.09	YATES GAS PLT PROCESS RC1066	PECOS	TX		0.0084299	0.0073782
80130.999.10	YATES CO2 RECOMP FAC RC1066	PECOS	TX		0.0084299	0.0073782
80130.999.11	YATES IRAAN OFFICE RC1066	PECOS	TX		0.0084299	0.0073782
80130.999.12	YATES UNIT TRACT 111 RC1066	PECOS	TX		0.0084299	0.0073782
80130.999.13	YATES CO2 PURCH MCCAMEY RC1066	PECOS	TX		0.0084299	0.0073782
80130.999.14	YATES FACILITY ABANDONMENT RC1066	PECOS	TX		0.0084299	0.0073782
80131.001.00	UNIVERSITY 24 3	ANDREWS	TX	4200310066	0.3337815	0.2920343
80132.001.00	RED DOG 1	ECTOR	TX	4213539155	0.1500000	0.2375000
80133.001.00	KLINGER B 1	ECTOR	TX	4213537855	0.1500000	0.1244759
80133.002.00	KLINGER B 2	ECTOR	TX	4213538205	0.1500000	0.1244759
80139.001.00	POOL HANNES 36 10	TERRY	TX	4244532128	0.2459701	0.1907275
80139.002.00	POOL HANNES 36 16	TERRY	TX	4244532181	0.2459701	0.1907275
80139.003.00	POOL HANNES 36 17	TERRY	TX	4244500401	0.2459701	0.1907275
80139.004.00	POOL HANNES 36 18	TERRY	TX	4244532210	0.2459701	0.1907275
84001.001.00	AFTON 24 FEDERAL 1	LEA	NM	3002538388	0.5000000	0.4375000
84001.002.00	ESMERALDA FEDERAL 24 1	LEA	NM	3002534484	0.0000000	0.0000000	0.5000000	0.4375000
84002.001.00	ARCO FEDERAL 1	EDDY	NM	3001520912	0.0161676	0.0133400
84003.001.00	ARCO FEDERAL 2	EDDY	NM	3001528095	0.0234983	0.0193600
84004.001.00	BIG JAKE 34 STATE 1	LEA	NM	3002536454	0.5000000	0.4166700

B-4-44

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
84005.001.00	BYRD WP 1	LEA	NM	3002504232	0.1666667	0.1862000
84005.002.00	BYRD WP 2	LEA	NM	3002504233	0.1666667	0.1862000
84005.003.00	BYRD WP A 1	LEA	NM	3002504238	0.1666667	0.1862000
84005.004.00	BYRD WP A 2	LEA	NM	3002504239	0.1666667	0.1862000
84006.001.00	BYRD WP GAS COM 1	LEA	NM	3002504240	0.1250000	0.1445300
84006.002.00	BYRD WP GAS COM 2	LEA	NM	3002532346	0.1250000	0.1445300
84006.003.00	BYRD WP GAS COM 3	LEA	NM	3002533720	0.1250000	0.1445300
84007.001.00	CYPHER 36 STATE COM 1	EDDY	NM	3001537508	0.0000000	0.0178750
84007.001.01	CYPHER STATE 36 STATE COM 1 CISCO-UPPER PENN	EDDY	NM	3001537508	0.0000000	0.0178750
84008.001.00	DAURON 001	LEA	NM	3002506338	0.5000000	0.5000000
84008.001.01	DAURON 001 BLINEBRY/TUBB/DRINKARD	LEA	NM	3002506338	0.5000000	0.5000000
84008.002.00	DAURON 002	LEA	NM	3002529792	0.5000000	0.5000000
84008.003.00	DAURON 003	LEA	NM	3002530005	0.5000000	0.5000000
84008.003.01	DAURON 003 BLINEBRY/TUBB/DRINKARD	LEA	NM	3002530005	0.5000000	0.5000000
84008.005.00	DAURON 005	LEA	NM	3002530835	0.5000000	0.5000000
84008.005.01	DAURON 005 BLINEBRY/TUBB/DRINKARD/ABO	LEA	NM	3002530835	0.5000000	0.5000000
84009.000.00	NORTH MONMT GRAYBURG UNIT	LEA	NM		0.1115949	0.0984557
84010.001.00	WEIR CH A 13	LEA	NM	3002527399	0.2500000	0.2500000
84010.002.00	WEIR CH A 14	LEA	NM	3002527829	0.2500000	0.2500000
84010.003.00	WEIR CH A 15	LEA	NM	3002528849	0.2500000	0.2500000

B-4-45

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
84010.004.00	WEIR CH A 16H	LEA	NM	3002529207	0.0000000	0.0312500	0.2500000	0.2500000
84010.005.00	WEIR CH A 17	LEA	NM	3002529320	0.2500000	0.2500000
84010.006.00	WEIR CH A 18	LEA	NM	3002529646	0.2500000	0.2500000
84010.007.00	WEIR CH A 19	LEA	NM	3002529686	0.2500000	0.2500000
84010.008.00	WEIR CH A 12	LEA	NM	3002527398	0.2500000	0.2500000
84010.009.00	WEIR CH A 20	LEA	NM	3002534096	0.2500000	0.2500000
84010.010.00	WEIR CH A 22	LEA	NM	3002538965	0.2500000	0.2500000
84010.011.00	WEIR CH A 4	LEA	NM	3002506070	0.2500000	0.2500000
84010.012.00	WEIR CH A 7	LEA	NM	3002506073	0.2500000	0.2500000
84011.001.00	WEIR CH B 1	LEA	NM	3002506058	0.2500000	0.2500000
84011.002.00	WEIR CH B 10	LEA	NM	3002530317	0.2500000	0.2500000
84011.003.00	WEIR CH B 11	LEA	NM	3002534603	0.2500000	0.2500000
84011.004.00	WEIR CH B 12Y	LEA	NM	3002535782	0.2500000	0.2500000
84011.005.00	WEIR CH B 13	LEA	NM	3002537887	0.2500000	0.2500000
84011.006.00	WEIR CH B 14	LEA	NM	3002538966	0.2500000	0.2500000
84011.007.00	WEIR CH B 15	LEA	NM	3002538967	0.2500000	0.2500000
84011.008.00	WEIR CH B 16	LEA	NM	3002539374	0.2500000	0.2500000
84011.009.00	WEIR CH B 17	LEA	NM	3002539375	0.2500000	0.2500000
84011.010.00	WEIR CH B 5	LEA	NM	3002506062	0.2500000	0.2500000
84011.011.00	WEIR CH B 8	LEA	NM	3002529731	0.2500000	0.2500000
84011.012.00	WEIR CH B 9	LEA	NM	3002529927	0.2500000	0.2500000

B-4-46

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
84012.001.00	SAND TANK 18 FED COM 2H	EDDY	NM	3001537216	0.0007628	0.0005900
84013.001.00	DENALI 33 FED 2	EDDY	NM	3001523164	0.3750000	0.2812500
84014.001.00	J R PHILLIPS 10	LEA	NM	3002539148	0.0000000	0.0273400
84014.002.00	J R PHILLIPS 2	LEA	NM	3002504131	0.0000000	0.0273400
84014.003.00	J R PHILLIPS 4	LEA	NM	3002504133	0.0000000	0.0273400
84014.004.00	J R PHILLIPS 5	LEA	NM	3002504134	0.0000000	0.0273400
84014.005.00	J R PHILLIPS 6 MONMT PADD	LEA	NM	3002504135	0.0000000	0.0273400
84014.006.00	J R PHILLIPS 7 MONMT PADD	LEA	NM	3002504136	0.0000000	0.0273400
84014.007.00	J R PHILLIPS 8	LEA	NM	3002504137	0.0000000	0.0273400
84014.008.00	J R PHILLIPS GAS COM 1	LEA	NM	3002504130	0.0000000	0.0273400
84014.009.00	J R PHILLIPS GAS COM 3	LEA	NM	3002504132	0.0000000	0.0273400
84014.010.00	J R PHILLIPS GAS COM 4	LEA	NM	3002532358	0.0000000	0.0273400
84015.001.00	STATE R 4	LEA	NM	3002536544	0.3089315	0.2710711	0.5556120	0.4597553
84017.001.00	THOMAS LONG 001	LEA	NM	3002510222	0.4166666	0.3750000
84017.002.00	THOMAS LONG 002	LEA	NM	3002510223	0.4166666	0.3750000
84017.003.00	THOMAS LONG 003	LEA	NM	3002510224	0.4166666	0.3750000
84017.004.00	THOMAS LONG 005	LEA	NM	3002510229	0.4166666	0.3750000
84017.005.00	THOMAS LONG 006	LEA	NM	3002520147	0.4166666	0.3750000
84017.006.00	THOMAS LONG A 001	LEA	NM	3002525052	0.4166666	0.3750000
84017.007.00	THOMAS LONG A 002	LEA	NM	3002525089	0.4166666	0.3750000
84017.008.00	THOMAS LONG A 003	LEA	NM	3002534035	0.4166666	0.3750000

B-4-47

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
84018.001.00	MILLMAN E 12 STATE COM 1	EDDY	NM	3001525206	0.3333333	0.2916700
84019.001.00	KERSHAW L R 13	LEA	NM	3002530623	0.0948616	0.0948600
84020.001.00	KERSHAW L R 16	LEA	NM	3002538019	0.2500000	0.2500000
84021.001.00	HENSHAW FEDERAL 1	EDDY	NM	3001525743	0.2500000	0.1928800
84023.001.00	JUMPING SPRING 16 STATE COM 1	EDDY	NM	3001537496	0.0000000	0.0533000
84024.001.00	SAND TANK 18 FED COM 3H	EDDY	NM	3001536579	0.0007874	0.0006700
84024.002.00	SAND TANK 18 FED COM 4H	EDDY	NM	3001536617	0.0007874	0.0006700
84024.003.00	SAND TANK 18 FED COM 5H	EDDY	NM	3001536620	0.0007813	0.0006348
84025.001.00	GUTMAN MAX 001	LEA	NM	3002521760	0.0625000	0.0488300
84025.002.00	GUTMAN MAX 002	LEA	NM	3002521909	0.0625000	0.0488300
84025.003.00	GUTMAN MAX 004	LEA	NM	3002512135	0.0625000	0.0488300
84025.004.00	GUTMAN MAX 005	LEA	NM	3002522473	0.0625000	0.0488300
84025.005.00	GUTMAN MAX 007	LEA	NM	3002524841	0.0625000	0.0488300
84025.006.00	GUTMAN MAX 008	LEA	NM	3002528490	0.0625000	0.0488300
84025.007.00	GUTMAN MAX 009	LEA	NM	3002528845	0.0625000	0.0488300
84025.009.00	GUTMAN MAX 010	LEA	NM	3002531096	0.0625000	0.0488300
84025.010.00	GUTMAN MAX 011	LEA	NM	3002531745	0.0625000	0.0488300
84026.001.00	LANGLEY GETTY COM 1	LEA	NM	3002525961	0.0000000	0.0091146
84026.002.00	LANGLEY GETTY COM 2	LEA	NM	3002532210	0.0000000	0.0091146
84027.001.00	LANGLEY GREER 2	LEA	NM	3002530795	0.0000000	0.0078100
84028.001.00	LANGLEY GREER COM 1	LEA	NM	3002526075	0.0110490	0.0318300

B-4-48

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
84029.001.00	LANGLEY GREER COM 3 H RY	LEA	NM	3002538612	0.0000000	0.0104200
84030.001.00	ROGERS 1	EDDY	NM	3001529444	0.0000000	0.0000000	0.0286840	0.0250985
84031.001.00	ROGERS 2	EDDY	NM	3001529445	0.0000000	0.0000000	0.0250985	0.0219612
84032.001.00	DIAMONDBACK 24 FED COM 1	LEA	NM	3002535622	0.2838542	0.2398600
84033.001.00	DIAMONDBACK 25 FED COM 1	LEA	NM	3002534679	0.1419271	0.1124300
84034.001.00	J R PHILLIPS A COM 1	LEA	NM	3002505759	0.0000000	0.0273400
84034.002.00	J R PHILLIPS A COM 2	LEA	NM	3002532531	0.0000000	0.0273400
84035.001.00	J R PHILLIPS B 5	LEA	NM	3002505777	0.0000000	0.0029300
84035.002.00	J R PHILLIPS B 6	LEA	NM	3002524799	0.0000000	0.0029300
84035.003.00	J R PHILLIPS B 7	LEA	NM	3002533754	0.0000000	0.0029300
84036.001.00	DOW B 33 FEDERAL 2	EDDY	NM	3001527675	0.3750000	0.2812500
84037.001.00	FEDERAL 4 DWU	EDDY	NM	3001523078	0.0215567	0.0161700
84038.001.00	FEDERAL 6 DWU	EDDY	NM	3001528803	0.0215567	0.0161100
84039.001.00	OXY RIBEYE FEDERAL 1	EDDY	NM	3001530173	0.0205884	0.0169800
84040.001.00	LAUGHLIN 5 1	LEA	NM	3002535827	0.5000000	0.4375000
84040.002.00	LAUGHLIN 5 3	LEA	NM	3002536000	0.5000000	0.4375000
84042.001.00	J R PHILLIPS 11	LEA	NM	3002505964	0.0000000	0.0315100
84042.002.00	J R PHILLIPS 14	LEA	NM	3002533359	0.0000000	0.0315100
84042.003.00	J R PHILLIPS 15	LEA	NM	3002535119	0.0000000	0.0315100
84042.004.00	J R PHILLIPS 6 MONMT ABO	LEA	NM	3002505959	0.0000000	0.0315100
84042.005.00	J R PHILLIPS 7 EUMONT YATES	LEA	NM	3002505960	0.0000000	0.0315100

B-4-49

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
84042.006.00	J R PHILLIPS 9	LEA	NM	3002505962	0.0000000	0.0315100
84043.001.00	LINAM 3	LEA	NM	3002506859	0.0000000	0.0001099
84043.002.00	LINAM HARDY 2	LEA	NM	3002534355	0.0000000	0.0006760
84044.001.00	ACME 10 FED COM 1	EDDY	NM	3001535063	0.0000000	0.0000000	0.2500000	0.2087500
84045.001.00	ACME 15 FED COM 1	EDDY	NM	3001536748	0.0000000	0.0000000	0.2500000	0.2087500
84046.000.00	ARROWHEAD GRAYBURG UNIT	LEA	NM		0.2453511	0.2147199
84047.001.00	BANDIT 15 FEDERAL COM 1	LEA	NM	3002537230	0.0000000	0.0000000	0.0889690	0.0754683
84047.002.00	BANDIT 15 FEDERAL COM 2	LEA	NM	3002537231	0.0000000	0.0000000	0.0444845	0.0389240
84049.001.00	BUBBA 4 STATE COM 1	LEA	NM	3002537420	0.5000000	0.4375000
84050.001.00	BUTKUS 2 STATE 1	LEA	NM	3002535325	0.0000000	0.0000000	0.6700000	0.5863000
84051.001.00	CONGO FEDERAL COM 1	EDDY	NM	3001534386	0.2188516	0.1805526
84052.001.00	CORNER POCKET 14 STATE 1	LEA	NM	3002535024	0.4500000	0.3937500
84053.000.00	EUNICE MONMT SOUTH UNIT	LEA	NM		0.0941648	0.0808875
84054.000.00	EUNICE MONMT SOUTH UNIT B	LEA	NM		0.1409890	0.1170683
84055.001.00	FEE MA B 4	LEA	NM	3002536494	0.0000000	0.0000000	0.1241571	0.1086374
84055.002.00	FEE MA B 5	LEA	NM	3002536495	0.0000000	0.0000000	0.1241571	0.1086374
84055.003.00	FEE MA B 6	LEA	NM	3002536633	0.0000000	0.0000000	0.1241571	0.1086374
84055.004.00	FEE MA B 7	LEA	NM	3002536747	0.0000000	0.0000000	0.1241571	0.1086374
84056.001.00	GUNSLINGER 11 FED COM 1	LEA	NM	3002536797	0.0889690	0.0761797
84056.002.00	GUNSLINGER 11 FED COM 2	LEA	NM	3002538122	0.0000000	0.0000000	0.0889690	0.0761797
84058.001.00	INDIAN FEDERAL 1	EDDY	NM	3001510355	0.1202623	0.1014726

B-4-50

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
84058.002.00	INDIAN FEDERAL 2	EDDY	NM	3001510871	0.1202623	0.1014726
84060.001.00	LAGUNA GRANDE FEDERAL # 4	EDDY	NM	3001533219	0.0846902	0.0682840	0.0418850	0.0333620
84061.001.00	LD 4 FED COM 1	EDDY	NM	3001529865	0.1450000	0.1297500
84062.001.00	LEA COUNTY FEDERAL 2	LEA	NM	3002537236	0.0000000	0.0000000	0.2500000	0.2187500
84063.001.00	LONG ARROYO MQ FED 2	CHAVES	NM	3000561701	0.1875000	0.1640625
84063.002.00	LONG ARROYO OD STATE COM 1	CHAVES	NM	3000560778	0.0000000	0.0187500
84063.003.00	LONG ARROYO OD STATE COM 2	CHAVES	NM	3000561729	0.0000000	0.0187500
84063.004.00	LONG ARROYO WH FED 1	CHAVES	NM	3000561953	0.2500000	0.1937500
84064.001.00	LOST TANK 3 FED 1	EDDY	NM	3001529638	0.5000000	0.4375000
84064.002.00	LOST TANK 3 FED 10	EDDY	NM	3001532345	0.5000000	0.4375000
84064.003.00	LOST TANK 3 FED 11	EDDY	NM	3001532725	0.5000000	0.4375000
84064.004.00	LOST TANK 3 FED 12	EDDY	NM	3001532726	0.5000000	0.4375000
84064.005.00	LOST TANK 3 FED 2	EDDY	NM	3001529682	0.5000000	0.4375000
84064.006.00	LOST TANK 3 FED 3	EDDY	NM	3001529859	0.5000000	0.4375000
84064.007.00	LOST TANK 3 FED 4	EDDY	NM	3001530418	0.5000000	0.4375000
84064.008.00	LOST TANK 3 FED 5	EDDY	NM	3001530586	0.5000000	0.4375000
84064.009.00	LOST TANK 3 FED 6	EDDY	NM	3001531887	0.5000000	0.4375000
84064.010.00	LOST TANK 3 FED 7	EDDY	NM	3001532167	0.5000000	0.4375000
84064.011.00	LOST TANK 3 FED 8	EDDY	NM	3001532168	0.5000000	0.4375000
84064.012.00	LOST TANK 3 FED 9	EDDY	NM	3001532169	0.5000000	0.4375000
84064.013.00	LOST TANK 3 FED DEEP 23	EDDY	NM	3001535354	0.5000000	0.4375000

B-4-51

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
84064.014.00	LOST TANK 3 FEDERAL 13	EDDY	NM	3001537950	0.5000000	0.4375000
84064.015.00	LOST TANK 3 FEDERAL 15	EDDY	NM	3001537951	0.5000000	0.4375000
84064.016.00	LOST TANK 3 FEDERAL 16	EDDY	NM	3001537907	0.5000000	0.4375000
84064.017.00	LOST TANK 3 FEDERAL 20	EDDY	NM	3001537919	0.5000000	0.4375000
84064.018.00	LOST TANK 3 FEDERAL 21	EDDY	NM	3001537920	0.5000000	0.4375000
84064.019.00	LOST TANK 3 FEDERAL 24	EDDY	NM	3001537922	0.5000000	0.4375000
84064.020.00	LOST TANK 3 FEDERAL #25 SWD	EDDY	NM	3001538254	0.5000000	0.4375000
84064.021.00	LOST TANK 3 FEDERAL #14	EDDY	NM	3001537918	0.5000000	0.4375000
84064.022.00	LOST TANK 3 FEDERAL #22	EDDY	NM	3001537921	0.5000000	0.4375000
84064.023.00	LOST TANK 3 FEDERAL #18	EDDY	NM	3001537908	0.5000000	0.4375000
84064.024.00	LOST TANK 3 FEDERAL #19	EDDY	NM	3001537952	0.5000000	0.4375000
84065.001.00	LOST TANK 33 FED 10	EDDY	NM	3001529744	0.5000000	0.4375000
84065.002.00	LOST TANK 33 FED 11	EDDY	NM	3001529677	0.5000000	0.4375000
84065.003.00	LOST TANK 33 FED 12	EDDY	NM	3001529678	0.0000000	0.0000000	0.5000000	0.4375000
84065.004.00	LOST TANK 33 FED 15	EDDY	NM	3001529681	0.5000000	0.4375000
84065.005.00	LOST TANK 33 FED 2	EDDY	NM	3001529330	0.5000000	0.4375000
84065.006.00	LOST TANK 33 FED 4	EDDY	NM	3001529338	0.5000000	0.4375000
84065.007.00	LOST TANK 33 FED 5	EDDY	NM	3001530167	0.5000000	0.4375000
84065.008.00	LOST TANK 33 FED 6	EDDY	NM	3001529467	0.5000000	0.4375000
84065.009.00	LOST TANK 33 FED 7	EDDY	NM	3001529468	0.5000000	0.4375000
84065.010.00	LOST TANK 33 FED 8	EDDY	NM	3001529381	0.0000000	0.0000000	0.5000000	0.4375000

B-4-52

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
84065.011.00	LOST TANK 33 FED 9	EDDY	NM	3001529382	0.5000000	0.4375000
84066.001.00	LOST TANK 35 STATE 1	EDDY	NM	3001531361	0.5000000	0.4166667
84066.002.00	LOST TANK 35 STATE 10	EDDY	NM	3001532512	0.0000000	0.0000000	0.5000000	0.4166667
84066.003.00	LOST TANK 35 STATE 11	EDDY	NM	3001532240	0.0000000	0.0000000	0.5000000	0.4166667
84066.004.00	LOST TANK 35 STATE 12	EDDY	NM	3001531851	0.5000000	0.4166667
84066.005.00	LOST TANK 35 STATE 13 Q	EDDY	NM	3001533445	0.5000000	0.4166667
84066.006.00	LOST TANK 35 STATE 14	EDDY	NM	3001533434	0.0000000	0.0000000	0.5000000	0.4166667
84066.007.00	LOST TANK 35 STATE 15	EDDY	NM	3001533446	0.5000000	0.4166667
84066.008.00	LOST TANK 35 STATE 16	EDDY	NM	3001531926	0.5000000	0.4166667
84066.009.00	LOST TANK 35 STATE 2	EDDY	NM	3001532354	0.0000000	0.0000000	0.5000000	0.4166667
84066.010.00	LOST TANK 35 STATE 3	EDDY	NM	3001531608	0.0000000	0.0000000	0.5000000	0.4166667
84066.011.00	LOST TANK 35 STATE 4	EDDY	NM	3001531275	0.5000000	0.4166667
84066.012.00	LOST TANK 35 STATE 6	EDDY	NM	3001532352	0.0000000	0.0000000	0.5000000	0.4166667
84066.013.00	LOST TANK 35 STATE 7	EDDY	NM	3001531640	0.5000000	0.4166667
84066.014.00	LOST TANK 35 STATE 8	EDDY	NM	3001531641	0.5000000	0.4166667
84066.015.00	LOST TANK 35 STATE 9	EDDY	NM	3001532511	0.0000000	0.0000000	0.5000000	0.4166667
84067.001.00	LOST TANK 4 FED 1	EDDY	NM	3001528727	0.5000000	0.4375000
84067.002.00	LOST TANK 4 FED 2	EDDY	NM	3001529611	0.5000000	0.4375000
84067.003.00	LOST TANK 4 FED 20	EDDY	NM	3001534918	0.5000000	0.4375000
84067.004.00	LOST TANK 4 FED 3	EDDY	NM	3001529617	0.5000000	0.4375000
84067.005.00	LOST TANK 4 FED 5	EDDY	NM	3001529732	0.5000000	0.4375000

B-4-53

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
84067.006.00	LOST TANK 4 FED 6	EDDY	NM	3001529733	0.5000000	0.4375000
84067.007.00	LOST TANK 4 FED 7	EDDY	NM	3001530414	0.5000000	0.4375000
84067.008.00	LOST TANK 4 FEDERAL 8	EDDY	NM	3001537923	0.5000000	0.4375000
84067.009.00	LOST TANK 4 FEDERAL 9	EDDY	NM	3001537953	0.5000000	0.4375000
84067.010.00	LOST TANK 4 FEDERAL 11	EDDY	NM	3001537954	0.5000000	0.4375000
84067.011.00	LOST TANK 4 FEDERAL 12	EDDY	NM	3001537955	0.5000000	0.4375000
84067.012.00	LOST TANK 4 FEDERAL 13	EDDY	NM	3001537956	0.5000000	0.4375000
84067.013.00	LOST TANK 4 FEDERAL 15	EDDY	NM	3001537894	0.5000000	0.4375000
84067.014.00	LOST TANK 4 FEDERAL 16	EDDY	NM	3001537957	0.5000000	0.4375000
84067.015.00	LOST TANK 4 FEDERAL #14	EDDY	NM	3001537893	0.5000000	0.4375000
84067.016.00	LOST TANK 4 FEDERAL #17	EDDY	NM	3001537958	0.5000000	0.4375000
84067.017.00	LOST TANK 4 FEDERAL 18	EDDY	NM	3001537895	0.0000000	0.0000000	0.5000000	0.4375000
84067.018.00	LOST TANK 4 FEDERAL #19	EDDY	NM	3001537896	0.5000000	0.4375000
84068.001.00	MAGNOLIA 1	LEA	NM	3002538660	0.0147568	0.0147568
84068.002.00	MAGNOLIA 2	LEA	NM	3002539090	0.0147568	0.0147568
84068.003.00	MAGNOLIA 3	LEA	NM	3002539489	0.0147568	0.0147568
84068.004.00	MAGNOLIA 4	LEA	NM	3002539969	0.0147568	0.0147568
84069.001.00	MAVERICK 14 FEDERAL COM 1	LEA	NM	3002536719	0.0000000	0.0000000	0.1186253	0.1044359
84071.001.00	OSUDO 7 STATE COM 1	LEA	NM	3002536901	0.0734400	0.0642600
84071.002.00	OSUDO 7 STATE COM #2	LEA	NM	3002538003	0.0734400	0.0642600
84072.001.00	PALOMA 20 STATE COM 1	LEA	NM	3002538625	0.0000000	0.0000000	0.0062937	0.0055070

B-4-54

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
84073.001.00	PHILLIPS KH FED COM 1	CHAVES	NM	3000560540	0.2500000	0.2062500
84073.002.00	PHILLIPS KH FED COM 2	CHAVES	NM	3000563452	0.0000000	0.0187500
84074.001.00	PHILLIPS STATE 1	LEA	NM	3002530956	0.0000000	0.1250000	0.2500000	0.2187500
84074.002.00	PHILLIPS STATE 2	LEA	NM	3002536393	0.2500000	0.2187500
84075.001.00	PRINCIPLE FED 4	EDDY	NM	3001532894	0.0000000	0.0000000	0.5000000	0.4125000
84076.004.00	RED HILLS UNIT 4	LEA	NM	3002534626	0.3000000	0.2437500
84077.001.00	RIO BLANCO 9 STATE NO 1	LEA	NM	3002536302	0.3164063	0.3706055
84078.001.00	RWANDA FEE COM 1	EDDY	NM	3001534931	0.1252191	0.1031250
84079.001.00	S F 17 FED COM 2	LEA	NM	3002536417	0.0169398	0.0137636
84080.001.00	SAN SIMON 32 B ST 1	LEA	NM	3002527746	0.5000000	0.4375000
84082.001.00	STATE R 2	LEA	NM	3002535055	0.1250000	0.1093750
84082.002.00	STATE R 3	LEA	NM	3002535442	0.1250000	0.1093750
84083.001.00	STILETTO 16 STATE 1	EDDY	NM	3001533671	0.2500000	0.2187500
84083.002.00	STILETTO 16 STATE 2	EDDY	NM	3001534150	0.2500000	0.2187500
84083.003.00	STILETTO 16 STATE 4	EDDY	NM	3001534812	0.2500000	0.2187500
84083.004.00	STILETTO 16 STATE 5H	EDDY	NM	3001537716	0.0000000	0.0000000	0.2500000	0.2187500
84083.005.00	STILETTO 16 STATE 6H	EDDY	NM	3001538956	0.0000000	0.0000000	0.2500000	0.2187500
84084.001.00	TORO 22 1	LEA	NM	3002534710	0.1486607	0.1242924	0.1125000	0.0943750
84084.002.00	TORO 22 STATE COM 2	LEA	NM	3002535094	0.0000000	0.0000000	0.1125000	0.0943750
84084.003.00	TORO 22 STATE COM 3	LEA	NM	3002535253	0.0000000	0.0000000	0.1125000	0.0943750
84084.004.00	TORO 22 STATE COM 4	LEA	NM	3002535634	0.0000000	0.0000000	0.1125000	0.0943750

B-4-55

PROPERTY
NO	WELL NAME	COUNTY	STATE	API NUMBER	BPO WI	BPO NRI	APO WI (1)	APO NRI (1)	APO WI (2)	APO NRI (2)
84085.000.00	W LOVINGTON STRAWN UNIT	LEA	NM		0.0422370	0.0348455
84086.001.00	FEDERAL MA A 2	LEA	NM	3002536388	0.0000000	0.0000000	0.1241571	0.1086374
84087.001.00	W P BYRD BATTERY 3	LEA	NM	3002504234	0.1666667	0.1861984
84087.002.00	W P BYRD BATTERY 6	LEA	NM	3002504236	0.1666667	0.1861984
84088.001.00	W P BYRD BYRD BATTERY 2 4	LEA	NM	3002504235	0.1666667	0.1861934
84088.002.00	W P BYRD BATTERY 2 5	LEA	NM	3002504236	0.1666667	0.1861984
84089.001.00	8802 JV-P FUHRMAN C-9	ANDREWS	TX	4200336944	0.3625348	0.2493380
84089.002.00	810802 JV-P FUHRMAN C-10	ANDREWS	TX	4200337010	0.3625348	0.2493380
84089.003.00	8802 JV-P FUHRMAN C-11	ANDREWS	TX	4200337011	0.3625348	0.2493380
84089.004.00	8802 JV-P FUHRMAN C-12	ANDREWS	TX	4200337085	0.3625348	0.2624934
84089.005.00	8802 JV-P FUHRMAN C-13	ANDREWS	TX	4200337164	0.3625348	0.2493380
84090.001.00	DNU 8802 JV-P FUHRMAN C 16	ANDREWS	TX	4200341125	0.2465237	0.1912452
84091.001.00	8802 JV-P FUHRMAN C 17 684055	ANDREWS	TX	4200341128	0.2465237	0.1784955
84092.001.00	SUGGS 71 1	IRION	TX	4223531992	0.1875000	0.1528320
84093.001.00	KLEIN FEE 1 (WEST LOVINGTON STRAWN 11)	LEA	NM	3002532852	0.0422370	0.0348455
84094.001.00	SAND TANK 17 FEDERAL COM 3H	EDDY	NM	3001539168	0.0010475	0.0008896	0.0010417	0.0008854
84095.001.00	MULDROW 1049	TERRY	TX	4244531314	0.0551953	0.0401545
89999.001.00	PECOS VALLEY BATTERY	PECOS	TX		0.2396730	0.1733552
89999.002.00	PECOS VALLEY INJECTION SYSTEM	PECOS	TX		0.2396730	0.1733552

B-4-56